                                                                   Exhibit 10.11

Confidential portions of this document have been omitted and filed separately with the Commission. The ommitted portions have been marked as follows:
"[**]". Portions of 3 pages have been omitted.


                              AMENDED AND RESTATED

                          BEHAVIORAL SERVICES AGREEMENT

                                      Among

                         APS HEALTHCARE BETHESDA, INC.,

                              APS HEALTHCARE, INC.,

                           COVENTRY HEALTH CARE, INC.

                                       and

            THE LISTED HMO SUBSIDIARIES OF COVENTRY HEALTH CARE, INC.

                                December 17, 2001

                                TABLE OF CONTENTS

1.     DEFINITIONS .............................................................  2
2.     COVERED PERSON ELIGIBILITY FOR MHSA SERVICES AND
       COMPLIANCE WITH UNDERWRITING GUIDELINES .................................  7
       2.1.  ELIGIBILITY OF MEMBERS ............................................  7
       2.2.  COMPLIANCE WITH UNDERWRITING GUIDELINES ...........................  8
3.     IDENTIFICATION OF MHSA SERVICES AND COMMUNICATION .......................  8
       3.1.  MHSA SERVICES UNDER BENEFIT CONTRACTS .............................  8
       3.2.  IDENTIFICATION OF MENTAL HEALTH AND/OR SUBSTANCE ABUSE SERVICES
             UNDER BENEFIT CONTRACTS ...........................................  8
       3.3.  SERVICES UNDER THIS AGREEMENT .....................................  9
       3.4.  MODIFICATIONS TO COVERED PRODUCTS .................................  9
       3.5.  PROVIDER AND MEMBER COMMUNICATIONS ................................ 10
       3.6.  PARTICIPATING PROVIDER COMPLIANCE ................................. 10
4.     APS SERVICES ............................................................ 11
       4.1.  TRANSITION OF MHSA SERVICES COMMENCED PRIOR TO COMMENCEMENT
             DATE .............................................................. 11
       4.2.  NETWORK DEVELOPMENT AND MANAGEMENT ................................ 12
       4.3.  GEOGRAPHIC ACCESS ................................................. 12
       4.4.  APS TRIAGE OF CARE ................................................ 13
       4.5.  PROVISION OF MHSA SERVICES AND UM SERVICES ........................ 13
       4.6.  AVAILABILITY OF IN-NETWORK MHSA SERVICES .......................... 14
       4.7.  MIND SERVICES ..................................................... 15
       4.8.  PERFORMANCE STANDARDS ............................................. 15
5.     QUALITY MANAGEMENT AND REPORTING REQUIREMENTS AND
       MHSA LIAISON COMMITTEE .................................................. 17
       5.1.  QUALITY MANAGEMENT AND OTHER PROGRAMS ............................. 17
       5.2.  REPORTING REQUIREMENTS ............................................ 17
       5.3.  MHSA LIAISON COMMITTEE ............................................ 18
6.     CLAIM ADMINISTRATION, BENEFIT ADMINISTRATION AND
       COVERAGE DISPUTES ....................................................... 18
       6.1.  CLAIM ADMINISTRATION .............................................. 18
       6.2.  BENEFIT ADMINISTRATION ............................................ 19
       6.3.  MEMBER SERVICES ................................................... 20
       6.4.  COVERAGE DISPUTES WITH MEMBERS .................................... 20
       6.5.  COVERAGE DISPUTE BETWEEN APS, AN HMO SUBSIDIARY OR AN AFFILIATED
             PAYOR REGARDING MEMBERS ........................................... 21
7.     ADMINISTRATIVE SERVICES ONLY ............................................ 21
       7.1.  ASO BUSINESS GENERALLY ............................................ 21
       7.2.  ASO SERVICES ...................................................... 22
       7.3.  LIABILITY FOR CLAIM DECISIONS AND PAYMENT ......................... 22
8.     GOVERNMENT PRODUCTS ..................................................... 22
       8.1.  GOVERNMENT PRODUCTS GENERALLY ..................................... 22
       8.2.  SPECIAL TERMS RELATING TO GOVERNMENTAL PROGRAMS ................... 23
9.     PAYMENT ................................................................. 23

       9.1.  PAYMENTS BY CHC TO APS ............................................ 23
       9.2.  PAYMENTS BY APS TO CHC ............................................ 24
       9.3.  ANNUAL ADJUSTMENTS FOR INFLATION .................................. 24
       9.4.  FINANCIAL LIABILITY FOR MHSA SERVICES ............................. 25
       9.5.  PAYMENT IN FULL ................................................... 25
       9.6.  MEMBER PROTECTION PROVISION ....................................... 25
       9.7.  COORDINATION OF BENEFITS AND SUBROGATION FOR CAPITATED MEMBERS .... 26
       9.8.  CAPITATION RATES FOR LARGE ACCOUNTS ............................... 26
       9.9.  ACTUARIAL SUPPORT FOR CAPITATION RATES ............................ 26
10.    EXCLUSIVITY, NON-COMPETITION ............................................ 26
       10.1. EXCLUSIVE ENGAGEMENT .............................................. 26
       10.2. NON-COMPETITION ................................................... 29
       10.3. NO SOLICITATION OF APS EMPLOYEES .................................. 29
       10.4. NO SOLICITATION OF CHC OR HMO SUBSIDIARY EMPLOYEES ................ 29
       10.5. HMO SUBSIDIARIES .................................................. 29
       10.6. OPERATION OF BUSINESS ............................................. 30
11.    INSURANCE AND INDEMNIFICATION ........................................... 30
       11.1. INSURANCE ......................................................... 30
       11.2. INDEMNIFICATION ................................................... 31
12.    REGULATORY COMPLIANCE, FILING REQUIREMENTS AND NCQA
       REQUIREMENTS ............................................................ 31
       12.1. REGULATORY COMPLIANCE ............................................. 31
       12.2. ERISA COMPLIANCE .................................................. 31
       12.3. REGULATORY FILINGS ................................................ 32
       12.4. NCQA ACCREDITATION COMPLIANCE ..................................... 32
13.    BOOKS AND RECORDS ....................................................... 33
       13.1. MAINTENANCE OF PATIENT RECORDS .................................... 33
       13.2. PRIVACY OF RECORDS ................................................ 33
       13.3. RELEASE OF RECORDS ................................................ 33
       13.4. ACCESS TO THE OTHER PARTIES' RECORDS .............................. 34
14.    ARBITRATION AND RENEGOTIATION OF AGREEMENT .............................. 34
       14.1. ARBITRATION BETWEEN HMO SUBSIDIARIES OR CHC AND APS ............... 34
       14.2. RENEGOTIATION OF THIS AGREEMENT DUE TO A SIGNIFICANT CHANGE OF
             CIRCUMSTANCES ..................................................... 34
       14.3. RENEGOTIATION PROCEDURE ........................................... 35
15.    TERM; TERMINATION ....................................................... 35
       15.1. TERM .............................................................. 35
       15.2. TERMINATION ....................................................... 35
       15.3. CAPITATED BENEFICIARY ADJUSTMENT .................................. 38
       15.4. ARBITRATION IN CERTAIN EVENTS ..................................... 43
       15.5. EFFECT OF TERMINATION ............................................. 43
16.    OTHER AGREEMENTS ........................................................ 44
       16.1. APSH GUARANTEE .................................................... 44
       16.2. SERVICES .......................................................... 44
       16.3. COMMISSION FOR NEW BUSINESS ....................................... 45
17.    MISCELLANEOUS ........................................................... 45

17.1.  AMENDMENT ............................................................... 45
17.2.  ASSIGNMENT .............................................................. 46
17.3.  ENTIRE AGREEMENT ........................................................ 46
17.4.  RELATIONSHIP BETWEEN THE PARTIES ........................................ 46
17.5.  TERMINATION OF MEMBERS .................................................. 46
17.6   GOVERNING LAW ........................................................... 46
17.7.  NOTICES ................................................................. 47
17.8.  CONFIDENTIALITY OF PROPRIETARY INFORMATION .............................. 47
17.9.  ANNOUNCEMENTS ........................................................... 48
17.10. ATTACHMENTS ............................................................. 48
17.11. HEADINGS; CERTAIN RULES OF CONSTRUCTION ................................. 48
17.12. NO WAIVER ............................................................... 48
17.13. COUNTERPARTS ............................................................ 49
17.14. OTHER DEFINITIONAL PROVISIONS ........................................... 49
17.15. AMENDMENT OF AGREEMENT TO REFLECT CHANGE IN MARYLAND LAW ................ 49

ATTACHMENT                                                                REFERENCE
----------                                                                ---------
A      Original HMO Subsidiaries                                          Preamble

B      HMO Subsidiary Capitation Rates and ASO Fees                       ss. 1

C      Exclusions From MHSA Services Addendum                             ss. 1

D      Performance Standards                                              ss. 1

E      Mixed Services Addendum                                            ss. 4.7

F      Funding Procedures                                  .              ss. 6.1.3

G      Governmental Programs                                              ss. 8.1

H      Materials Containing Name                                          ss. 17.2.2

I      Delegation Agreements

          1. Agreement for Delegation of Credentialing Activities         ss. 4.2.2

          2. Agreement for Delegation of Utilization Management
             Activities                                                   ss. 4.5.3

          3. Agreement for Delegation of Quality Management Activities    ss. 5.1

          4. Agreement for Delegation of Member Services Activities       ss. 6.3

J      Fifth Amendment to Behavioral Health Services Agreement, dated     ss. 17.15
       January 1, 2001

K      Original HMOs Subsidiaries and Operating Units                     ss. 15.3.1

L      Capitated Beneficiary Adjustment                                   ss. 15.3.4

                              AMENDED AND RESTATED
                      BEHAVIORAL HEALTH SERVICES AGREEMENT

      THIS AMENDED AND RESTATED BEHAVIORAL HEALTH SERVICES AGREEMENT (this "AGREEMENT") is entered into as of December 17, 2001 and shall be effective as of December 31, 2001 (the "EFFECTIVE DATE"), by and among APS Healthcare Bethesda, Inc. (formerly known as American Psych Systems, Inc. which was formerly known as, Principal Behavioral Health Care, Inc.) an Iowa corporation ("APS"), APS Healthcare, Inc. (formerly known as American Psych Systems, Inc. which was formerly known as American Psych Systems, Inc.), a Delaware corporation ("APSH"), Coventry Health Care Inc., Delaware corporation ("CHC"), and each of CHC's health maintenance organization subsidiaries listed on ATTACHMENT A (individually, an "ORIGINAL HMO SUBSIDIARY" and collectively, "ORIGINAL HMO SUBSIDIARIES" or individually, a "CURRENT HMO SUBSIDIARY" and collectively, "CURRENT HMO SUBSIDIARIES", as appropriate).

      WHEREAS, the parties entered into a Behavioral Health Services Agreement (the "Original Agreement", dated September 26, 1997 (the "COMMENCEMENT DATE"), which Original Agreement replaces and supersedes the Mental Health Services Agreement dated April 1, 1994 between APS (when it was a wholly owned subsidiary of PHC) and PHC, as amended (the "PRIOR AGREEMENT") under which APS provided capitated managed mental health care benefits to Capitated Members covered by Benefit Contracts sponsored by the HMO Subsidiaries;

      WHEREAS, the Original Agreement has been amended by that certain (i) Addendum to Behavioral Health Services Agreement, dated March 30, 1998; (ii) First Amendment to Behavioral Health Services Agreement, dated June 1, 1999;
(iii) Third Amendment to Behavioral Health Services Agreement, dated October 1, 1999; (iv) Fourth Amendment to Behavioral Health Services Agreement, dated April 28, 2000; (v) Fifth Amendment to Behavioral Health Services Agreement, dated January 1, 2001; and (vi) Sixth Amendment to Behavioral Health Services Agreement, dated April 1, 2001;

      WHEREAS, CHC had provided APS and APSH with notice that it intended to terminate this Agreement pursuant to Section 15.2.5 of the Original Agreement; and

      WHEREAS, in consideration of the payment by APS of $1,500,000 and the amending and restating of this Agreement, CHC has agreed to extend this Agreement on the terms set forth herein for an additional five (5) year term.

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.    DEFINITIONS

      "ACCREDITING BODIES" means health care accrediting bodies of nationally recognized standing utilized by CHC or the HMO Subsidiaries and those accrediting bodies required by applicable law.

      "ADMINISTRATIVE SERVICES ONLY" or "ASO SERVICES" means the administrative services that APS has agreed to perform under this Agreement with respect to ASO Members. As contemplated in SECTION 7, ASO Services may include administration of claims for MHSA Services, UM Services, and such other services as to which APS and the applicable HMO Subsidiary have agreed.

      "AFFILIATED PAYOR" means an entity or person (other than an HMO Subsidiary) that (a) is financially responsible for payment of claims for MHSA Services and (b) is authorized by an HMO Subsidiary to access ASO Services pursuant to the terms of this Agreement.

      "APS" includes "Principal Behavioral Health Care, Inc." and "PBHC."

      "ASO CONTRACT" means the agreement between an Affiliated Payor and an HMO Subsidiary pursuant to which Affiliated Payor retains financial responsibility for Covered Services (including MHSA Services) and the HMO Subsidiary provides Administrative Services Only.

      "ASO FEES" means the per Member per month or other fee that an HMO Subsidiary shall pay APS on behalf of the applicable Affiliated Payor for providing ASO Services hereunder. The applicable ASO Fees shall be set forth in ATTACHMENT B attached hereto or as provided in Section 7.1.

      "ASO MEMBER" means a Member under a Benefit Contract where the Affiliated Payor has retained financial responsibility for M}ISA Services and APS is providing Administrative Services Only.

      "BENEFIT CONTRACT" means (i) a written agreement between an HMO Subsidiary and an Enrolling Unit or individual participant under which such HMO Subsidiary provides for, or contracts to administer, health care services, including MHSA Services, to Members or (ii) a written agreement between an Affiliated Payor and the Affiliated Payor's employees or dependents under which the Affiliated Payor agrees to arrange for the provision of health care services, including MHSA Services, to such employees or dependents.

      "BUSINESS VALUER" means an investment banking firm of internationally recognized standing jointly selected by CHC and APSH, provided that if CHC and APSH are unable to agree on the Business Valuer, then each of CHC and APSH shall designate such an investment banking firm and the Business Valuer shall be an investment bonding firm of internationally recognized standing jointly selected by the investment banking firms so designated by each of CHC and APSH.

      "CAPITATED BENEFICIARY ADJUSTMENT" or "CBA" means a payment made to APS as set forth in Section 15.3 hereof, based on the formula set forth on Attachment L.

      "CAPITATED MEMBER" means a Member with respect to whom APS has assumed financial responsibility for MHSA Services in accordance with the terms of this Agreement. Capitated Members include Members in non-governmental Enrolling Units as well as Medicare Members, Medicaid Members, and Members in other government sponsored Enrolling Units.

      "CAPITATION PAYMENT" means the amount that each HMO subsidiary shall pay to APS per month for all Capitated Members of that HMO Subsidiary. The Capitation Payment for an HMO Subsidiary for any month shall be equal to the applicable Capitation Rate multiplied by the number of Capitated Members enrolled during that month under Benefit Contracts issued by that HMO Subsidiary.

      "CAPITATION RATE" means the amount an HMO Subsidiary shall pay to APS for each Capitated Member per month, as specified in ATTACHMENTS B1-13 or the appropriate Product Identification Form, as the case may be. As specified on ATTACHMENT B or PIF, the Capitation Rate shall vary depending on the design of the applicable benefit plan (e.g., point-of-service option, level of Deductible and Copayment).

      "CHANGE OF CONTROL TRANSACTION" means, with respect to any Person (the "Target"), any change of control, stock sale, asset sale, merger, consolidation, sale of operations or lines of business or similar transaction, including, but not limited to, any transaction in which any other Person or group (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended) (other than any Person or group that beneficially owns, directly or indirectly, in the aggregate more than 50.0% (or in the case of APSH 10.0%) of the Target Common Stock (as defined herein) on the date hereof) shall have acquired directly or indirectly (i) beneficial ownership (within the meaning of Rule 1 3d-3 promulgated by the Securities and Exchange Commission under such Act) or more that 50% of the outstanding shares of capital stock of the Target entitled to vote on the election of directors of the Target (the "Target Common Stock")), or (ii) the power, by contract or otherwise, to elect a majority of the board of directors of the Target or to direct the business operations of the Target.

      "CHC" includes "Principal Health Care, Inc." and "PHC."

      "CHC ACQUIRED PERSON" means any health maintenance organization, operating unit of a health maintenance organization or a "book of business" consisting of groups of members receiving mental health care coverage under benefit contracts, in any case hereafter acquired by CHC or any direct or indirect subsidiary of CHC, including any HMO Subsidiary.

      "COINSURANCE" means the percentage amount a Member is required to pay for certain MHSA Services in accordance with the Member's Benefit Contract.

      "COMPLETED CLAIM" means a claim for payment for Covered Services submitted by an MHSA Provider, a non-MHSA Provider when authorized by APS, or a Member (in the case of

Out-of-Network Services) which is complete and accurate in all respects and raises no issue with respect to responsibility for payment of the claim.

      "COPAYMENT" means a fixed dollar payment made by a Member at the time MHSA Services are rendered through an MHSA Provider in accordance with the terms of the Member's Benefit Contract.

      "COVERED PRODUCTS" means (i) Products involving MHSA Services covered by a Benefit Contract on the Effective Date, (ii) Products involving MHSA Services (other than those referred to in clause (i)) within the "commercial line of business" of any HMO Subsidiary, such as traditional HMO and POS Plans (other than those POS Plans constituting a New Line of Business), from time to time offered after the Effective Date by any HMO Subsidiary, (iii) Products involving MHSA Services which constitute a New Line of Business and which are incorporated into this Agreement pursuant to SECTION 10.1.3 and (iv) modifications to any of the Products referred to in clause (i), (ii) or (iii) incorporated into this Agreement pursuant to SECTION 3.4.

      "COVERED SERVICES" means those Medically Necessary health care services, covered by the Member's Benefit Contract. APS acknowledges that Covered Services are subject to amendment when the underlying Benefit Contracts are amended, provided that any such amendments shall be subject to compliance with SECTION
3.4 and SECTION 14.3.

      "DEDUCTIBLE" means the annual amount of charges for Covered Services, as provided in the Member's Benefit Contract, which such Member is required to pay in advance of any coverage for Covered Services.

      "EMERGENCY" shall have the meaning ascribed to such term in the applicable Benefit Contract or as otherwise required under applicable law.

      "ENROLLING UNIT" means the employer or other group to whom an HMO Subsidiary issued a Benefit Contract that covers Capitated Members.

      "ERISA" means the Employee Retirement Income Security Act of 1974 and all rules and regulations promulgated thereunder, each as amended or supplemented.

      "GAAP" means generally accepted accounting principals set forth in the opinions and pronouncements of the Accounting Principals Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board which are applicable to the circumstances at the time or for the period in question.

      "GOVERNMENTAL BODY" shall mean any United States or other national, state, municipal or local government, domestic or foreign, any subdivision, agency, entity, commission or authority thereof, or any quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority.

      "HMO SUBSIDIARY" means any Original HMO Subsidiary, and Current HMO Subsidiary and any licensed health maintenance organization that hereafter becomes a CHC Acquired Person and which becomes a party to this Agreement pursuant to SECTION 10.5.2.

      "IN-NETWORK MHSA SERVICES" means the MHSA Services that (i) are provided to a Member in the Service Area by an MHSA Provider or by a non-MHSA Provider upon referral authorized by APS in the event the MHSA Services are not available from an MHSA Provider or (ii) are performed in an Emergency and for which APS is financially liable pursuant to SECTION 4.5.4.

      "MEDICAID MEMBER" means a Member under a state Medicaid program that has contracted with an HMO Subsidiary to administer Covered Services under such Medicaid program.

      "MEDICAL DIRECTOR" means the physician Licensed to practice medicine who is appointed by APS, CHC, or an HMO Subsidiary, as the case may be, to coordinate and monitor quality assurance and utilization management responsibilities.

      "MEDICALLY NECESSARY" shall have the meaning ascribed to such term in the applicable Benefit Contract or as otherwise required under applicable law.

      "MEDICARE MEMBER" means a Member under the federal Medicare Program, that has contracted with an HMO Subsidiary to administer Covered Services under such Medicare program.

      "MEMBER" means an individual or any of his/her eligible dependents who is enrolled under a Benefit Contract. A Member may be a Capitated Member, an ASO Member, a Medicaid Member or a Medicare Member.

      "MHSA Provider" means a credentialed behavioral health care professional or facility that has a Participation Agreement with APS in effect.

      "MHSA SERVICES" means the Medically Necessary mental health and substance abuse services and supplies that (i) are Covered Services under a Member's Benefit Contract, (ii) are offered as part of Covered Products and (iii) are not listed in ATTACHMENT C.

      "NETWORK DEVELOPMENT AND MANAGEMENT" means a process of entering into or obtaining access to agreements with MHSA Providers to provide services to individuals, and continuing or terminating such agreements or access to such agreements. Network Development and Management shall also include, among other things, provider credentialing and training, quality management, risk management, and oversight of services provided by MHSA Providers.

      "NEW LINE OF BUSINESS" means new Products from time to time offered after the Effective Date by any HMO Subsidiary (including any Operating Unit thereof), including, without limitation, Governmental Programs (other than those constituting Covered Products pursuant to clause (i) of the definition thereof) and Products offered to individual participants

(other than COBRA or conversion policies), but excluding Products within the commercial line of business of any such HMO Subsidiary.

      "OPERATING UNIT" means a division or unit of an HMO Subsidiary, which provides or arranges for Covered Services in a defined Service Area. For example, CHC of Florida, Inc., a licensed health maintenance organization, has five separately identified Operating Units as identified on ATTACHMENT A, that provide or arrange for the provision of Covered Services to Members in separate Service Areas.

      "ORIGINAL OPERATING UNIT" means an Operating Unit identified on ATTACHMENT K.

      "ORIGINAL HMO SUBSIDIARY" and "ORIGINAL HMO SUBSIDIARIES" each shall have the meaning ascribed to such terms in the preamble; provided that following any Change of Control Transaction with respect to any Original HMO Subsidiary, such Original HMO Subsidiary shall cease to be an Original HMO Subsidiary for any purpose; provided further that, unless this Agreement is terminated as to such HMO Subsidiary pursuant to Section 15.2.5(b) in connection with such Change of Control Transaction, such Original HMO Subsidiary shall continue to be an HMO Subsidiary for all purposes.

      "OUT-OF-AREA MHSA SERVICES" means MHSA Services that are (a) provided to a Member outside the Service Area of the HMO Subsidiary under which such Member is covered, and (b) (i) provided in connection with an Emergency or other urgent circumstance where access to an MHSA Provider is not reasonably possible or (ii) are pre-approved by APS pursuant to SECTION 4.5.4.

      "OUT-OF-NETWORK MHSA SERVICES" means MHSA Services that are (a) provided to a Members who is covered under a Point-of-Service Plan, (b) Covered Services under such Point-of-Service Plan, and (c) provided by a mental health and/or substance abuse provider who is not an MHSA Provider (other than where a non-MHSA Provider is specifically authorized by APS to provide Covered Services as In-Network MHSA Services to such Member).

      "OUT-OF-NETWORK PROVIDER" means a credentialed behavioral health care professional or facility that is not an MHSA Provider.

      "PARTICIPATING PROVIDER" means a health care professional or facility that has a written agreement in effect with an HMO Subsidiary to provide health care services to Members.

      "PARTICIPATION AGREEMENT" means an agreement between APS and each MHSA Provider pursuant to which such MHSA Provider has agreed to provide MHSA Services to Members.

      "PERFORMANCE STANDARDS" means the standards for performance of MHSA Services and UM Services set forth in ATTACHMENTS D-1 AND D-2. The Performance Standards consist of "Goal Performance Standards" as specified on ATTACHMENT D-1 and "Termination Standards" as specified on ATTACHMENT D-2.

      "PERSON" means any individual, corporation, partnership, joint venture, trust, unincorporated organization, other entity or Governmental Body.

      "POINT-OF-SERVICE PLAN" or "POS PLAN" means a Product that allows its Members to self-refer to MHSA Providers or non-MHSA Providers without the necessity of a referral from APS.

      "PRE-COMMENCEMENT DATE IBNR" means amounts payable to or on behalf of Members under any Benefit Contract for MHSA Services provided prior to the Commencement Date.

      "PRODUCT" means any contract, arrangement, governmental program, or other Benefit Contract from time to time offered by an HMO Subsidiary to provide Covered Services to Members, as such contract, arrangement, governmental program, or other Benefit Contract may be amended from time to time subject to
SECTION 3.4 and SECTION 14.3.

      "PRODUCT IDENTIFICATION FORM" or "PIF" means a schedule that has been signed by CHC or the applicable HMO Subsidiary and APS and that identities for each Product the applicable MHSA Services; and, for new and modified Products, pursuant to SECTION 3.4, the applicable Capitation Rate.

      "SERVICE AREA" means, as to an HMO Subsidiary, the geographic area for that HMO Subsidiary that has been approved by the appropriate state licensing agency and/or Department of Insurance for the purpose of marketing its Products.

      "UTILIZATION MANAGEMENT SERVICES" or "UM SERVICES" means a system of reviewing a Member's MHSA Services to facilitate the continuity, cost effectiveness and appropriateness of care, including clinical triage, referral, prior authorization, concurrent review and discharge planning. UM Services shall be performed in a manner consistent with applicable Utilization Management standards adopted by the HMO Subsidiary in which the Member is enrolled.

2. COVERED PERSON ELIGIBILITY FOR MHSA SERVICES AND COMPLIANCE WITH UNDERWRITING GUIDELINES

      2.1.  ELIGIBILITY OF MEMBERS.

            2.1.1 VERIFICATION OF ELIGIBILITY. Each HMO Subsidiary shall provide APS with eligibility information regarding Members by either: (a) direct computer linkage or dial-in access or (b) a computer tape or other mutually acceptable electronic media provided (i) at least monthly showing information regarding eligibility as to all Members and (ii) at least weekly showing additions or deletions to such monthly reports. The eligibility information shall be prepared and provided to APS at the applicable HMO Subsidiary's expense. APS shall treat the information received under this Section as confidential and shall not distribute or furnish such information to any other person or entity, except as necessary, pursuant to APS's standard practices to provide the services APS is required to provide under this Agreement.

            2.1.2 IDENTIFICATION CARDS. In the event that an HMO Subsidiary or other Affiliated Payor issues or arranges for the issuance of identification cards, the applicable HMO Subsidiary or Affiliated Payor shall use commercially reasonable efforts to ensure that the identification card states the toll-free telephone number established by APS in accordance with SECTION 4.4.

            2.1.3 RETROACTIVE ADJUSTMENTS OF ELIGIBILITY. APS acknowledges that there will be retroactive adjustments to the eligibility of individuals as Members and that the HMO Subsidiaries are not able to control such adjustments. Notwithstanding the above, the parties agree that APS shall not be financially liable for any claims for mental health and/or substance abuse services related to such retroactive adjustments of greater than 90 days unless a longer period is mandated by applicable state or federal law or the terms of the applicable Benefit Contract. The maximum period for retroactive eligibility adjustments with respect to MHSA Services shall be no longer than the retroactive enrollment period for medical/surgical Covered Services, unless otherwise required by law, If a retroactive deletion of greater than 90 days is permitted hereunder and made with respect to any Member, APS shall reimburse the applicable HMO Subsidiary for any Capitation Payments received by it with respect to periods prior to such 90 days.

      2.2.  COMPLIANCE WITH UNDERWRITING GUIDELINES.

            CHC or the applicable HMO Subsidiary, as the case may be, shall notify APS of any material deviation from the HMO Subsidiary's underwriting guidelines as applied to any Enrolling Unit's mental health and substance abuse services. Any such deviation shall be subject to SECTION 3.4 and SECTION 14.3.

3.    IDENTIFICATION OF MHSA SERVICES AND COMMUNICATION

      3.1.  MHSA SERVICES UNDER BENEFIT CONTRACTS.

            The applicable Benefit Contract is the exclusive agreement between the applicable HMO Subsidiary or other Affiliated Payor and Members regarding the benefits, exclusions and other conditions for coverage for MHSA Services. This Agreement is not intended nor shall it be deemed or construed to modify the contractual obligations of any HMO Subsidiary or other Affiliated Payor to a Member as established by an HMO Subsidiary's or the Affiliated Payor's Benefit Contract.

      3.2 IDENTIFICATION OF MENTAL HEALTH AND/OR SUBSTANCE ABUSE SERVICES UNDER BENEFIT CONTRACTS.

            3.2.1 Subject to SECTION 3.4 with respect to modifications of existing Benefit Contracts, APS shall be responsible for administering MHSA Services to Members in accordance with their respective Benefit Contracts. An HMO Subsidiary or an Affiliated Payor may elect to provide coverage for mental health and/or substance abuse services that are not MHSA Services, as defined in this Agreement, in which ease the HMO Subsidiary or other

Affiliated Payor shall be financially responsible for such services pursuant to
SECTION 3.3. Any disputes as to coverage shall be resolved as provided in
SECTION 6.4 OR 6.5, as applicable.

            3.2.2 CHC or an HMO Subsidiary may request APS's advice regarding the mental health and substance abuse services which APS believes should be covered or excluded under the Benefit Contracts and as to how the MHSA Services and exclusion to Covered Services should be described, but the final determination regarding the identification and description of the MHSA Services shall be solely that of the applicable HMO Subsidiary. APS shall have the right to review (but not to approve) any new description or revision of the description of MHSA Services in the Benefit Contracts.

      3.3.  SERVICES UNDER THIS AGREEMENT.

            3.3.1 This Agreement is the exclusive agreement between CHC, each HMO Subsidiary and APS regarding the rights, responsibilities, and other conditions for the provision and payment of MHSA Services, ASO Services, and/or UM Services.

            3.3.2 In the event an HMO Subsidiary or an Affiliated Payor, pursuant to SECTION 3.2, elects to offer coverage for mental health and/or substance abuse services that are not MHSA Services, for whatever reason, including an HMO Subsidiary's or an Affiliated Payor's decision to provide extra-contractual benefits, the HMO Subsidiary or the Affiliated Payor shall be financially responsible for the cost of providing or arranging for such mental health and/or substance abuse services. APS may provide or arrange for the requested services and the HMO Subsidiary or Affiliated Payor shall pay APS according to a mutually agreed upon fee schedule for services provided by MHSA Providers or non-MHSA Providers for such services arranged for by APS.

      3.4   MODIFICATIONS TO COVERED PRODUCTS.

            Each HMO Subsidiary shall notify APS in writing as soon as practicable but in no event later than 30 days prior to the effectiveness of any modification to an existing Covered Product or the effectiveness of a new Covered Product. In the event an HMO Subsidiary or an Affiliated Payor modifies the terms of any of its Covered Products or develops a new Covered Product, where such modification or new Covered Product is deemed by an HMO Subsidiary, an Affiliated Payor or APS to be a material change to the obligations of APS under this Agreement or the pricing assumptions used in establishing the Capitation Rate (a "Material Change"), the provision of or arrangement for MHSA Services and/or UM Services related to such modification may be included under this Agreement in accordance with SECTION 14.3. Following successful negotiation in accordance with SECTION 14.3, the applicable HMO Subsidiary shall prepare a PIF and it shall be signed by an authorized representative of the HMO Subsidiary and APS as soon as reasonably possible. Upon signature and delivery of the PIE, the new or modified Covered Product shall be incorporated into this Agreement without further compliance with SECTION 17.1. In the event an HMO Subsidiary or an Affiliated Payor modifies the terms of any of its Covered Products or develops a new Covered Product, where such modification or new Covered Product is not deemed to result in a Material Change as aforesaid, the provision of or arrangement for MHSA Services and/or UM Services related thereto shall be included under this Agreement without any further action of the parties hereto.

      3.5.  PROVIDER AND MEMBER COMMUNICATIONS.

            3.5.1 MEMBERS. APS, with cooperation from CHC and the HMO Subsidiaries, shall develop the content of materials regarding APS and MHSA Services to be periodically sent to Members.

            (a) CHC and/or the applicable HMO Subsidiary shall be responsible for printing and distributing such materials, at their own expense, to Members if (i) CHC requested APS to prepare such material or (ii) such material will be incorporated in general Member materials the HMO Subsidiary will distribute to Members.

            (b) APS shall be responsible for printing and distributing such materials, at APS's expense, to Members if APS requests or initiates the Member communication separately from ordinary Member communications by the HMO Subsidiaries and the materials relate only to MHSA Services. Such materials shall be subject to the applicable HMO Subsidiary's approval (not to be unreasonably withheld or delayed). Such materials, once developed, may be used by the HMO Subsidiaries to communicate to Members, unless APS requests that they cease being used.

            3.5.2 PARTICIPATING PROVIDERS. The HMO Subsidiaries shall develop materials regarding APS and MHSA Services to be periodically sent to Participating Providers, which materials are subject to APS's approval (not to be unreasonably withheld or delayed). Such materials, once developed, may be used by the HMO Subsidiaries to communicate to Participating Providers and Members, unless APS requests that they cease to be used. The respective HMO Subsidiaries shall be responsible for producing and distributing, at their own expense, such materials to Participating Providers and Members.

            3.5.3 MHSA PROVIDERS. APS shall develop materials regarding MHSA Services to be periodically sent to MHSA Providers, including, without limitation, materials designed to provide Network Development and Management and to support Member education and service, which materials are subject to CHC's approval. APS shall be responsible for producing and distributing such materials to MHSA Providers at APS's expense.

      3.6   PARTICIPATING PROVIDER COMPLIANCE.

      In an effort to support APS's efforts under this Agreement, each HMO Subsidiary shall use their respective commercially reasonable efforts to cause Participating Providers to cooperate with APS with respect to APS's roles and responsibilities pursuant to this Agreement.

4.    APS SERVICES

      4.1   TRANSITION OF MHSA SERVICES COMMENCED PRIOR TO COMMENCEMENT DATE.

            4.1.1 TRANSITION GENERALLY. APS, CHC, and the HMO Subsidiaries agree to work together in good faith to ensure a smooth and effective transition from the Prior Agreement to this Agreement.

            4.1.2 OUTPATIENT SERVICES. Capitated Members who have commenced a treatment plan with or through APS prior to the Commencement Date, shall be authorized by APS to continue the treatment plan with the same provider for a specific number of sessions (not to exceed five sessions) in order to complete the treatment or to move the provision of services to a MHSA Provider. APS shall be financially responsible for MHSA Services provided to such capitated Members on or after the Commencement Date. CHC shall arrange for APS to receive a list of such Capitated Members (to the extent known to CHC) on or before the Commencement Date.

            4.1.3 INPATIENT SERVICES. APS shall be financially responsible for providing, arranging for the provision of, or paying for mental health and/or substance abuse services that a Member receives on a continuing inpatient basis that commences on or after the Commencement Date of this Agreement. APS shall not be financially responsible for providing, arranging for the provision of, or paying for mental health and/or substance abuse services that a Member is receiving on a continuing inpatient basis on the Commencement Date of this Agreement. The applicable HMO Subsidiary or CHC, as the case may be, shall retain financial responsibility for such cases until discharge to routine outpatient care, following which APS shall be financially responsible for such services in accordance with this Agreement. APS shall provide UM Services and other ASO Services with respect to such inpatient care in accordance with the terms and conditions of the applicable Member's Benefit Contract.

            4.1.4 OUT-OF-NETWORK MHSA SERVICES. HMO Subsidiaries or CHC, as the case may be, shall retain financial responsibility for Out-of-Network MHSA Services provided to Capitated Members prior to the Initial Reset Date. CHC or the applicable HMO Subsidiary shall fund any claims for Out-of-Network MHSA Services incurred prior to the Initial Reset Date in the manner described in
SECTION 6.1.3 and ATTACHMENT F for funding claims payments under ASO Contract. After the Initial Reset Date, financial responsibility for Out-of-Network MHSA Services (including Louisiana Out-of-Network Services if a mutually agreeable adjustment to the applicable Capitation Rate is made with respect to such services) shall be borne by APS.

            4.1.5 ADMINISTRATION OF PRE-COMMENCEMENT DATE IBNR. Under the terms of the Stock Purchase Agreement, CHC has retained financial responsibility for payment of Pre-Commencement Date IBNR claims, CHC may elect to administer the Pre-Commencement Date IBNR internally. However, in the event that CHC decides not to administer the Pre-Commencement IBNR, CHC will obtain at least two bids from third party administrators for the administration of Pre-Commencement Date IBNR claims. CHC shall offer APS an opportunity to perform such claims administration for a fee equal to the lower of the two bids (taking into account any set-up fees or similar charges included in the bid). APS shall then have 10 days to accept such offer in writing, failing which APS may accept either of such two bids and, in such case, shall have no further obligation hereunder to APS with respect thereto.

      4.2.  NETWORK DEVELOPMENT AND MANAGEMENT.

            4.2.1 MHSA PROVIDER NETWORK. APS shall contract with MHSA Providers to provide MHSA Services to Members. APS shall arrange for MHSA Providers as may be necessary to achieve the geographic access to MHSA Services required by
SECTION 4.3. APS shall use commercially reasonable efforts to align its network of MHSA Providers with the networks of medical/surgical providers established by the HMO Subsidiaries. An HMO Subsidiary may recommend to APS that certain providers become MHSA Providers. In no case shall this provision be construed to obligate APS to contract with or make use of any particular health care facility or professional, or, other than as specified in the next sentence, restrict or prevent APS from doing so. The appropriate HMO Subsidiary shall have the right to approve new MHSA Providers and to prohibit a MHSA Provider from providing MHSA Services to Members. APS makes no representations or guarantees regarding the continued availability of any MHSA Provider. Upon request by an HMO Subsidiary, APS shall provide the HMO Subsidiary with a copy of APS's then current generic provider agreements.

            4.2.2 PROVIDER CREDENTIALING. Each of the HMO Subsidiaries hereby delegates to APS and APS hereby assumes responsibility for credentialing MHSA Providers in accordance with credentialing protocols APS shall develop and to which all professional MHSA Providers shall be subject. APS's credentialing protocols shall be approved by CHC and the HMO Subsidiaries and shall comply with the applicable requirements of the National Committee for Quality Assurance ("NCQA") or other Accrediting Bodies. Attachment I-I describes the agreement of delegated credentialing.

            4.2.3 SUBCAPITATION ARRANGEMENTS. APS acknowledges that the HMO Subsidiaries may from time to time enter into subcapitation arrangements covering health care services, including mental health and substance abuse services, with provider sponsored networks ("Subcapitation Arrangements"). In the event an HMO Subsidiary seeks to enter into a Subcapitation Arrangement, the HMO Subsidiary shall notify APS at least 90 days prior to the proposed effective date of such arrangement and shall use commercially reasonable efforts to offer, on terms reasonably acceptable to the applicable HMO Subsidiary and provider sponsored networks, APS an opportunity to provide or administer the mental health/substance abuse component under such arrangement. APS may accept or reject any such offer in its sole discretion. If APS is not engaged to provide or administer the behavioral health component under any such Subcapitation Arrangement, the applicable HMO Subsidiary may nevertheless enter into such Subcapitation Arrangement and terminate this Agreement with respect to the Capitated Members covered thereunder.

      4.3.  GEOGRAPHIC ACCESS.

            4.3.1 NETWORK CONFIGURATION. APS shall configure its network of MHSA Providers as required by applicable law. Upon request by an HMO Subsidiary, APS shall provide each HMO Subsidiary with current directories of MHSA Providers in that HMO Subsidiary's

Service Area. In the event an HMO Subsidiary reasonably determines that there are not sufficient MHSA Providers to provide MHSA Services to Members, an HMO Subsidiary shall notify APS of the alleged deficiency and within 30 days, the HMO Subsidiary and APS shall meet to assess the alleged deficiency, and if appropriate, develop a mutually satisfactory plan of correction. The adequacy of APS' network of MHSA Providers and Members' accessibility to MHSA Providers shall be measured in accordance with Section 4.8.3 of this Agreement and the Provider Availability and Provider Accessibility Standards set forth in Attachment D-1, Goal Performance Standards to the Agreement.

            4.3.2 SERVICE AREA MODIFICATION. HMO Subsidiary shall notify APS in writing as soon as practicable but in no event later than 30 days prior to any modification to its Service Area. In the event of any expansion to the Service Area, APS shall arrange, as required under this Agreement, for MHSA Providers in proportion to reasonably anticipated enrollment in such expanded Service Area within 90 days of receiving notice of such Service Area expansion, at which time the definition of Service Area in this Agreement shall include such expansion without further compliance with SECTION 17.1. Notwithstanding the foregoing, the adequacy of APS' network of MHSA Providers and Members' accessibility to MHSA Providers shall be measured in accordance with the actual results reported pursuant to Section 4.8.3 as compared to the Provider Availability and Provider Accessibility Standards set forth in Attachment D-1, Goal Performance Standards. Nothing in this Section 4.3.2 shall be deemed or construed as relieving HMO Subsidiaries' of their respective obligations to notify APS of their active Service Areas pursuant to Exhibit 1 to Attachment D-1, Goal Performance Standards.

      4.4.  APS TRIAGE OF CARE.

            A 24-hour toll-free telephone line shall be available for Members. During regular business hours, services provided through such phone line shall include referral of Members for required MHSA Services, and responding to Member inquiries and questions regarding MHSA Services. Outside of regular business hours, services provided through such phone line shall include crisis intervention and referrals for Emergency MHSA Services. The services of an appropriately qualified behavioral health care professional shall be available through such telephone line.

      4.5.  PROVISION OF MHSA SERVICES AND UM SERVICES.

            4.5.1 GENERALLY. APS shall provide or arrange for the provision of MHSA Services and UM Services to Members pursuant to this Agreement beginning on the Effective Date.

            4.5.2 REVIEW OF MEDICAL NECESSITY. APS shall develop and apply standards of Medical Necessity, appropriateness and efficiency which reflect patterns of care found in established managed behavioral health care environments and that are consistent with the applicable Benefit Contract. APS shall involve an appropriately licensed behavioral health care professional whenever rendering a recommendation that mental health and/or substance abuse services that have been requested or for which payment has been requested are not Medically Necessary consistent with the applicable Benefit Contract. In the event of a dispute regarding whether requested services are Medically Necessary, such dispute shall be resolved pursuant to SECTION 6.4. OR 6.5, as applicable.

            4.5.3 UM SERVICES GENERALLY. Each of the HMO Subsidiaries hereby delegates to APS and APS hereby assumes responsibility for UM Services. APS shall conduct such UM Services in accordance with protocols APS develops, which protocols shall be approved by CHC and the HMO Subsidiaries. APS's protocols for the provision of UM Services shall also comply with the applicable requirements of NCQA or other Accrediting Bodies. Attachment 1-2 describes the agreement for delegated UM Services.

            4.5.4 AUTHORIZATION OF MHSA SERVICES. APS shall have the right to determine, consistent with the applicable Benefit Contract, the level and extent of MHSA Services which are appropriate for the treatment of Members, including whether MHSA Services shall be rendered on an inpatient or an outpatient basis. APS shall have the right to require Members to receive In-Network MHSA Services from MHSA Providers when such care can be provided consistent with the standards of practice set forth in this SECTION 4.5, the applicable Benefit Contract and the Performance Standards set forth in SECTION 4.8 and ATTACHMENT D. Except in the case of MHSA Services rendered in an Emergency, or as otherwise required under this Agreement or as agreed to by APS in writing, APS shall not in any way be financially or otherwise responsible for providing, arranging or paying for any mental health and/or substance abuse services APS has not authorized (unless such lack of authorization resulted from an MHSA Provider not adhering to the referral and authorization requirements of APS), provided, however, that in the event of an Emergency APS shall not be liable for any continued MHSA Services unless APS is notified within the period specified in the applicable Benefit Contract after the Emergency MHSA Services were commenced and APS authorizes continued MHSA Services.

            4.5.5 EFFECT OF UM SERVICES. APS shall use reasonable efforts to advise MHSA Providers that its utilization management is a recommendation of Medical Necessity only and not a confirmation of eligibility and/or benefit coverage.

      4.6.  AVAILABILITY OF IN-NETWORK MHSA SERVICES.

            APS shall use commercially reasonable efforts to comply with the following standards in arranging for the provision of In-Network MHSA Services:

                  a. Emergency In-Network MHSA Services shall be made available to a Member immediately in the applicable Service Area.

                  b. Urgent In-Network MHSA Services shall be made available to a Member in the applicable Service Area within 48 hours of the time the MHSA Services are requested.

                  c. Non-Emergency and non-urgent In-Network MHSA Services shall be made available in the applicable Service Area to a Member within 10 working days of the time the MHSA Services are requested.

                  d. APS shall use commercially reasonable efforts to make
            Out-of-Area MHSA Services available to Members outside their home Service Area but within another Service Area where APS has contracted with MHSA Providers.

            APS shall be deemed to be in compliance with the requirements of this SECTION 4.6 if an appointment at two geographically appropriate MHSA Providers is offered as available to a Member within the time period specified, notwithstanding the Member's preference or availability for other appointment times.

      4.7.  MIXED SERVICES.

            When a Member has a condition or illness that requires MHSA Services and other Covered Services, APS shall be responsible for arranging and paying for only the MHSA Covered Services and for coordinating referrals and authorizations for non-MHSA Services with the applicable HMO Subsidiary. The HMO Subsidiaries, the Affiliated Payor or the Member, as the case may be, shall be responsible for payment of any non-MHSA Covered Services. In determining whether certain services shall be considered MHSA Services or non-MHSA Covered Services, APS and the applicable HMO Subsidiary shall refer to ATTACHMENT E.

      4.8.  PERFORMANCE STANDARDS.

            4.8.1 GENERALLY. APS shall use commercially reasonable efforts to meet or exceed the Performance Standards set forth in ATTACHMENTS D-L AND D-2 HERETO with respect to each HMO Subsidiary and Operating Unit. The Performance Standards are not applicable to any administration of Pre-Commencement Date IBNR pursuant to SECTION 4.1.5. As specified in ATTACHMENTS D-L AND D-2, the Performance Standards are divided into Goal Standards, the attainment of which represents optimal performance and Termination Standards, which reflect the level of performance which will provide a basis for termination of this Agreement.

            4.8.2. REVIEW OF PERFORMANCE STANDARDS. The Performance Standards are intended to reflect prevailing performance standards and other criteria by which clients measure performance of the managed behavioral health care component of the health maintenance organization industry. Accordingly, the parties shall review the Performance Standards periodically after January 1, 2001 and if appropriate, modify them to reflect prevailing industry standards. If the parties are unable to agree on such modifications, they will submit the dispute to arbitration pursuant to SECTION 14.1.

            4.8.3 PERFORMANCE STANDARD REPORTING. APS shall deliver the reports listed below to CHC and each of the HMO Subsidiaries showing APS's actual performance during the applicable period compared with the Performance Standards. APS shall prepare separate reports for each HMO Subsidiary and Operating Unit showing actual performance for that HMO Subsidiary or Operating Unit with respect to Performance Standards that can reasonably be measured separately.

                  (a) MONTHLY REPORTS. The monthly reports shall show actual performance compared to those Performance Standards that are designated on ATTACHMENTS D-1 AND D-2 as being measured on a monthly basis. The monthly reports shall be delivered within 25 days after the end of the month (unless a shorter time period is required by an Enrolling Unit) to which they relate with the first report for the month of September, 1997 being due on October 25, 1998. Monthly reports for the last month of a quarter shall be incorporated in the quarterly report for such quarter and shall be due on the due date for such reports;

                  (b) QUARTERLY REPORTS. The quarterly reports shall show actual performance compared to those Performance Standards that are designated on ATTACHMENTS D-1 AND D-2 as being measured on a quarterly basis as well as monthly Performance Standards for the last month of the quarter. The quarterly reports shall be delivered within 30 days after the end of the quarter to which they relate with the first report for the quarter ended September, 1997 being due on October 30, 1998. The report for the second and fourth quarters of each year shall include data with respect to Performance Standards, if any, designated as being measured on a semi-annual basis.

                  (c) ANNUAL REPORTS. The annual reports shall show actual
            performance compared to those Performance Standards that are designated on ATTACHMENTS D-1 AND D-2 as being measured on an annual basis. The annual reports shall be delivered within 45 days after the end of the year to which they relate with the first report for the year 1997 being due on February 14, 1998. Notwithstanding the foregoing, annual reports due for 1999 and each annual period thereafter shall be due on February 15.

                  If the due date for a report falls on a weekend or holiday, then the report shall be due on the next business day. For purposes of the annual report, the period reported on shall be the calendar year commencing January 1 and ending December 31.

            4.8.4 PLAN OF CORRECTION. If a report shows that APS has failed to perform at or above the applicable Performance Standard for any HMO Subsidiary or Operating Unit, CHC may, by written notice, request that APS prepare a plan to correct such non-attainment as rapidly as practicable but In no event later than the end of the "Deficiency Response Time" designated on ATTACHMENT D-1 OR D-2, as applicable.

            4.8.5 PENALTY FOR NON-ATTAINMENT OF GOAL PERFORMANCE STANDARD. If, after the expiration of the applicable cure period described in Attachment D-1, "Goal Performance Standards," APS has failed to attain the Goal Performance Standard, then APS shall pay CHC the penalty provided for in Attachment D-1. Such payment from APS shall be due within thirty (30) days from the end of the applicable cure period. In calculating the amount of the penalty, the number of Members shall be based on the number of Members APS received Capitation Payments for during the applicable reporting period. The penalty shall be calculated from the first day of the cure period until the standard has been met by APS.

            4.8.6 PERFORMANCE DEFAULT BEYOND APS' CONTROL. In the event the operations of APS or any substantial portion thereof are interrupted by war, fire, insurrection, labor/provider contract troubles, riots, the elements, earthquakes, acts of God, or similar circumstance that is beyond APS control, the provisions of this Agreement (or such portions hereof as APS is thereby rendered incapable of performing), including CHC's obligation to compensate APS for any services which APS is incapable of performing, shall be suspended for the duration of such interruption. Such suspension shall not be deemed or construed as a breach of this Agreement by APS or the failure by APS to comply with a Goal Performance Standard.

5.    QUALITY MANAGEMENT AND REPORTING REQUIREMENTS AND MHSA LIAISON COMMITTEE

      5.1.  QUALITY MANAGEMENT AND OTHER PROGRAMS.

            APS shall establish and maintain its own quality management program and shall cooperate with any such reasonable and similar programs established or required by an HMO Subsidiary or the applicable Benefit Contract with respect to MHSA Services and/or UM Services. Each of the HMO Subsidiaries hereby delegates to APS and APS hereby assumes quality improvement activities, including, but not limited to: (i) monitoring and evaluating clinical issues related to MHSA Services provided by MHSA Providers; (ii) developing practice guidelines for use by MHSA Providers; (iii) establishing availability and access standards for MHSA Providers; and (iv) monitoring and evaluating the availability and access standards for MHSA Services provided by MHSA Providers. APS's quality management program shall comply with the applicable requirements of NCQA or other Accrediting Bodies. Attachment 1-3 describes the agreement for delegated quality management.

      5.2.  REPORTING REQUIREMENTS.

            APS shall provide to each HMO Subsidiary the reports identified below regarding the MHSA Services authorized by APS pursuant to this Agreement. APS shall provide such reports to an HMO Subsidiary in a format mutually agreed upon by the parties, no later than 30 days after the end of each mouth or calendar quarter, as appropriate, in the case of monthly or quarterly reports and no later than 45 days after the end of each year in the case of annual reports (unless, in any such case, a shorter period of time is otherwise required by an Enrolling Unit).

            5.2.1 STANDARD PERIODIC REPORTING. APS shall provide to each HMO Subsidiary standard monthly, quarterly, and annual cumulative reports.

            5.2.2 NCQA REPORTING. APS shall provide to each HMO Subsidiary APS's standard reports to comply with the applicable requirements of the NCQA or other Accrediting Bodies, as more specifically addressed in SECTION 12.4.

            5.2.3 HEDIS REPORTING. APS shall provide to each HMO Subsidiary HEDIS reports as required by applicable law or as an HMO Subsidiary may reasonably request. APS shall maintain records as necessary to support such HEDIS reports and shall make such records available to the HMO Subsidiaries for audit.

            5.2.4 CHANCES IN REPORTING REQUIREMENTS. APS shall use commercially reasonable efforts CHC during the term of this Agreement to provide CHC and the HMO Subsidiaries with reports that conform with industry standards. The parties recognize that if industry standards with respect to reporting (including NCQA reporting standards or the standards of other Accrediting Bodies) increase substantially above current levels, such increase will constitute a significant change of circumstance as contemplated in SECTION 14.2.

            5.2.5 SPECIALIZED REPORTING. Upon agreement of the parties and for an additional fee, APS shall provide, within a time period mutually agreed to by the parties, specialized reporting of data regarding MHSA Services provided or authorized by APS. The fee for specialized reporting shall be mutually agreed upon (not to exceed $75 per hour of APS staff time) plus out-of-pocket expenses, subject to adjustment for inflation pursuant to SECTION 9.2.

      5.3.  MHSA LIAISON COMMITTEE.

            Each HMO Subsidiary and Operating Unit, as applicable, and APS shall establish Liaison Committees comprised of two persons; one person designated by APS and one person designated by the HMO Subsidiary or Operating Unit, as applicable. The MHSA Liaison Committees shall meet no less frequently than once every six months. Specifically, but not by way of limitation, the MHSA Liaison Committees shall:

            (a) Review complaints by Members, Participating Providers and/or MHSA Providers;

            (b)   Review cases selected by APS or an HMO Subsidiary;

            (c)   Discuss operational issues that arise under this Agreement;
                  and

            (d)   Review APS's performance with respect to complying with
                  SECTION 12.4.

            In the event of a dispute among the members of the Liaison Committee, such dispute shall be resolved pursuant to the dispute resolution procedures in SECTION 6.5.

6.    CLAIM ADMINISTRATION, BENEFIT ADMINISTRATION AND COVERAGE DISPUTES

      6.1.  CLAIM ADMINISTRATION.

            6.1.1 GENERALLY. APS shall process and pay claims for MHSA Services, APS shall arrange for MHSA Providers to submit claims for MHSA Services to APS Claims shall be paid in accordance with the terms and conditions of the Benefit Contract and this Agreement and, with respect to MHSA Providers, the agreements with the MHSA Providers.

            6.1.2 CAPITATED CLAIMS. APS shall be financially responsible for and shall pay from its own funds, claims for MHSA Services provided to Capitated Members, subject to applicable Coinsurance, Copayments, and Deductibles.

            6.1.3 ASO CLAIMS. APS shall not be financially responsible for Pre-Commencement Date IBNR claims or claims for MHSA Services provided to ASO Members or other Members under arrangements where APS is not financially at risk for utilization of MHSA Services. CHC or the applicable HMO Subsidiary or Affiliated Payor shall be financially responsible for and shall fund payment of such claims, and APS shall process payment for such claims, in accordance with the funding procedures set forth on ATTACHMENT F hereto.

            6.1.4 IBNR Reserve. No later than September 25, 1998, APS shall establish an escrow account (the "IBNR RESERVE") with a commercial bank having capital and remained earnings of at least $250,000,000 or another financial institution reasonably acceptable to CHC to be maintained as security for APS's obligations under this Agreement to pay claims for MHSA Services, including any subrogation claims of CHC or any HMO Subsidiary arising from its payment of any such claim for MHSA Services on behalf of APS. The IBNR Reserve shall be established pursuant to an Escrow Agreement in form and substance reasonably acceptable to CHC and APS. Commencing on October 1, 1998 and continuing on the first day of every month thereafter until the funds on deposit in the IBNR Reserve aggregate at least $2,000,000, APS shall deposit into the IBNR Reserve the following amounts: $22,000 on the first day of each mouth during the period October 1, 1999 through September 30, 1999, $44,000 on the first day of each month during the period October 1, 1998 through September 30, 2000 and $50,000 on the first day of each month thereafter; provided, however, that APS shall have no further obligation to deposit amounts into the IBNR Reserve, and the contents of the IBNR Reserve shall be delivered to APS, at such time as APS demonstrates to CHC's reasonable satisfaction that APSH has a consolidated net worth (determined in accordance with GAAP based upon the then most recently prepared consolidated financial statements of APSH) of at least $2,500,000; provided further, that if at any time thereafter the consolidated net worth of APSH (as so determined) falls below $2,500,000, APSH shall again be obligated to maintain the IBNR Reserve as provided in this SECTION 6.1.4. Any failure by APS
(i) to establish the IBNR Reserve on or before September 25, 1998 or (ii) to deposit into the IBNR Reserve any amount required to be deposited pursuant hereto shall be deemed to be a material breach by APS of a material term of this Agreement and shall entitle CHC or any HMO Subsidiary to terminate this Agreement in accordance with SECTION 15.2.1.

      6.2.  BENEFIT ADMINISTRATION.

            APS shall make initial determinations whether services and/or supplies requested by or on behalf of a Member or for which a Member has requested reimbursement are MHSA Services covered by a Member's Benefit Contract. If a determination is made that the requested services and/or supplies are not MHSA Services, the Member shall be advised of the determination regarding the lack of coverage and the Member's rights under the Benefit Contract to appeal a denial of coverage as required by the Benefit Contract and applicable law, including ERISA.

      6.3   MEMBER SERVICES

            Each HMO Subsidiary hereby delegates to APS and APS hereby assumes the following enrollee MHSA Services activities; (i) responding to Member inquiries and complaints; (ii) administration of Member surveys; and (iii) managing first level grievance procedures (collectively, "MEMBER SERVICES"). APS shall develop protocols for Member Services, which protocols shall be approved by CHC and the HMO Subsidiaries. APS shall ensure that the Member Services protocols comply with the applicable provisions of the NCQA or other Accrediting Bodies. Attachment 1-4 describes the agreement for delegated Member Services.

      6.4.  COVERAGE DISPUTES WITH MEMBERS.

            6.4.1 APS'S INTERNAL APPEAL PROCESS. In the event of a dispute with a Member or provider regarding coverage of MHSA Services, APS shall attempt to resolve the coverage dispute within 30 days but no less than 45 days (subject to the requirements of applicable law and the applicable Benefit Contract). If APS is not able to resolve the coverage dispute, APS shall refer the Member to the applicable HMO Subsidiary's or Affiliated Payor's grievance process (2nd level appeal). The HMO Subsidiary or Affiliated Payor must make an attempt to resolve the matter within 30 days but no later than 45 days following referral of the dispute from APS. The HMO Subsidiary's or Affiliated Payor's decision shall be binding unless the Member appeals. If the Member appeals the decision of the HMO Subsidiary or Affiliated Payor, then the appeal shall be referred to the appropriate state regulatory agency (or appropriate plan representative if the Member's claim is subject to ERISA) for resolution. Such decision shall be binding. The foregoing shall not be deemed or construed as limiting or otherwise restricting APS's rights under Section 14.1.

            6.4.2 HMO SUBSIDIARY'S OR AFFILIATED PAYOR'S GRIEVANCE PROCESS. APS SHALL maintain a complaint register as required by applicable law and shall provide the applicable HMO Subsidiary in a timely manner with a copy of any grievance or complaint it receives related to MHSA Services. APS shall cooperate with an HMO Subsidiary's or Affiliated Payor's grievance process as provided in the Member's Benefit Contract. The result of the grievance process shall be binding on APS, unless APS disagrees in good faith with such result, in which case, the HMO Subsidiary or Affiliated Payor may authorize coverage and assume financial responsibility for the provision of the services and/or supplies in dispute, and the parties shall proceed with the dispute resolution procedure pursuant to SECTION 6.5.

            6.4.3 ARBITRATION OR LITIGATION. APS shall timely notify the applicable HMO Subsidiary of any coverage disputes with Members involving mental health and substance abuse services that result in actual or threatened arbitration or litigation against APS and/or the HMO Subsidiary or the Affiliated Payor ("DISPUTE"). The applicable parties shall fully cooperate with the other parties in resolving the Dispute. An HMO Subsidiary shall, or shall advise the Affiliated Payor to, cooperate with APS in the defense of the Dispute, unless the HMO Subsidiary, or the Affiliated Payor and/or APS elects to settle the Dispute, provided that no Dispute may be settled by APS without the written consent of the applicable HMO Subsidiary or

Affiliated Payor, unless the applicable HMO Subsidiary or Affiliated Payor, as the case may be, are not liable under such settlement and are released unconditionally from all liability with respect to such Dispute. In the event an HMO Subsidiary or the Affiliated Payor and APS, as the case may be, agree regarding the terms and conditions of a settlement of the Dispute, the parties shall perform their respective obligations under the terms of the settlement. in the event an HMO Subsidiary or the Affiliated Payor at any time elects to scale the Dispute and APS does not agree with the terms of the settlement, the HMO Subsidiary or the Affiliated Payor shall pay for the provision of the services and/or supplies in dispute, and the parties shall proceed with the dispute resolution procedure described in SECTION 6.5. Each party shall indemnify the other(s) in accordance with SECTION 11.2.

      6.5. COVERAGE DISPUTE BETWEEN APS, AN HMO SUBSIDIARY OR AN AFFILIATED PAYOR REGARDING MEMBERS.

            In the event of a dispute between APS and an HMO Subsidiary or an Affiliated Payor regarding whether particular services and/or supplies for a Member are MHSA Services for which APS had or will have financial responsibility or if an HMO Subsidiary or the Affiliated Payor enters into a settlement agreement with a Member as a result of an actual or threatened grievance arbitration or litigation and APS and the HMO Subsidiary or Affiliated Payor do not agree on financial liability for such services ("COVERAGE DISPUTE"), the respective parties shall comply with the following Coverage Dispute Resolution Procedure.

            (a) The Coverage Dispute shall be submitted to the respective HMO Subsidiary's Medical Director and APS's Medical Director for review;

            (b) The Medical Directors shall issue their determination in a timely manner in accordance with law and the applicable Benefit Contract. In the event there continues to be a Coverage Dispute after review by the Medical Directors, the parties shall submit the Coverage Dispute to the MHSA Liaison Committee described in SECTION 5.3 for consideration at the next or at a special meeting of the MHSA Liaison Committee;

            (c) The MHSA Liaison Committee shall review the Coverage Dispute. In the event the parties' representatives on the Liaison Committee agree on a resolution of the Coverage Dispute, such resolution shall be binding on the parties. Otherwise the Coverage Dispute shall be referred to binding arbitration pursuant to SECTION 14.1. Alternatively, the parties may elect to, or where required by state law, shall refer the Coverage Dispute to an outside panel of community representatives selected by mutual agreement and subject to instructions and procedures mutually agreed to by the parties in advance.

7.    ADMINISTRATIVE SERVICES ONLY

      7.1.  ASO BUSINESS GENERALLY.

            APS shall provide ASO Services to the HMO Subsidiaries with respect to Covered Products, Enrolling Units and Members with respect to which APS is engaged to provide ASO Services. The ASO Fees payable to APS for existing ASO Services shall be set forth in ATTACHMENT B and the applicable HMO Subsidiary shall pay such ASO Fees in accordance with SECTION 9 below. To the extent that any HMO Subsidiary desires to engage APS after the date hereof to provide ASO Services for such HMO Subsidiary or any Affiliated Payor (other than those ASO Services constituting a New Line of Business), the ASO Fees payable with respect thereto shall be negotiated by the parties in a manner consistent with that provided in
SECTION 3.4 hereto with respect to modifications to Covered Products.

      7.2   ASO SERVICES.

            Unless otherwise specifically agreed to in writing between APS and an HMO Subsidiary, the ASO Services to be provided by APS shall include, but not be limited to, the following:

            (a) Network Development and Management including provider credentialing and monitoring as described in SECTION 4.2

            (b)   Telephone support for Members as described in SECTION 4.4

            (c)   Utilization Management Services as described in SECTION 4.5

            (d)   Quality management as described in SECTION 5.1

            (e)   Reporting as described in SECTION 5.2

            (f) Claim and benefit administration as described in SECTIONS 6.1 AND 6.2 and

            (g)   Member services as described in SECTION 6.3.

            Additional ASO Services or combinations of ASO Services may be provided as mutually agreed to in writing by APS and the applicable HMO Subsidiary.

      7.3.  LIABILITY FOR CLAIM DECISIONS AND PAYMENT.

            APS shall not be responsible or liable for any claims decisions or for any payments of any claims submitted by Participating Providers, MHSA Providers, or other providers with respect to Covered Services provided to ASO Members.

8.    GOVERNMENT PRODUCTS

      8.1.  GOVERNMENT PRODUCTS GENERALLY.

            Subject to the provisions of SECTION 10.1.3., APS may provide MI-ISA Services, UM Services, and/or ASO Services to CHC and the HMO Subsidiaries in connection with Products sponsored by governmental agencies or programs such as the federal Medicare program, state Medicaid programs, or state or federal employee programs (collectively

"Governmental Programs"). The Capitation Rates, ASO Fees or other fees to be paid to APS for services provided in connection with Governmental Programs existing on the date hereof or included in this Agreement in accordance with
SECTION 10.1.3 shall be set forth in ATTACHMENT B and/or ATTACHMENT G, which attachments shall be amended with respect to Government Programs included in this Agreement pursuant to SECTION 10.1.3.

      8.2.  SPECIAL TERMS RELATING TO GOVERNMENTAL PROGRAMS.

            In the event that, pursuant to SECTION 10.1.3, the parties agree on special terms with respect to MHSA Services to be provided in connection with one or more Governmental Programs, or if special terms are required by such program, the parties will develop an addendum to this Agreement containing such terms and attach it hereto as part of ATTACHMENT G hereto. The special terms relating to MHSA Services in connection with the Delaware Medicaid program (known as DelawareCare) are attached hereto as ATTACHMENT G-1 and the special terms relating to MHSA Services in connection with the CHC of Florida, Inc. Jacksonville's contact with the U.S. HealthCare Financing Administration are attached hereto as ATTACHMENT G-2.

            The special terms relating to MHSA Services in connection with the Medicare+Choice Program, Operational Policy Letter (OPL98.077), and other Medicare laws implemented by the U.S. Health Care Financing Administration are attached hereto as ATTACHMENT G-3.

9.    PAYMENT

      9.1.  PAYMENTS BY CHC TO APS.

            9.1.1 CAPITATION PAYMENT; INITIAL RATE RESET. Each HMO Subsidiary shall pay APS the applicable monthly Capitation Payment and other payments pursuant to ATTACHMENTS B 1-11, as amended from time to time in accordance with this Agreement, and the applicable PIF. The Capitation Rates in effect from the date hereof through December 31, 1997 as reflected in ATTACHMENTS B1-11 shall be, in the aggregate, no greater than the Capitation Rates under the Prior Agreement. Effective on January 1, 1998 (the "INITIAL RATE RESET"), the Capitation Rates shall be adjusted to the rates specified on ATTACHMENTS B1-11 less a reduction of S.06 per Member per month (the "$.06 PMPM RATE REDUCTION"). The Capitation Payment with respect to each month shall be based on the then current information available to the HMO Subsidiary regarding the number of Members for that month. This payment shall be reconciled for retroactive adjustments of eligibility for previous months, subject to SECTION 2.1.3. Such retroactive adjustments shall be made monthly.

            9.1.2 COPAYMENT EXPENSES. Neither CHC nor any HMO Subsidiary shall have any liability if APS incurs any expense due to a Member exceeding his or her out-of-pocket Copayment maximum, even if APS is required to reimburse an MHSA Provider for such amounts pursuant to the terms of that MHSA Provider's Participation Agreement.

            9.1.3 PAYMENT OF ASO FEES. Each HMO Subsidiary shall pay APS the applicable ASO Fee per ASO Member, if any, pursuant to ATTACHMENTS B1-11, as amended from time to time in accordance with this Agreement, and the applicable PIF. Such payments shall be made each month and shall be based on the then current information available to the HMO Subsidiary regarding the number of ASO Members for that month.

            9.1.4 TIMING OF PAYMENTS. THE HMO Subsidiaries shall pay APS the Capitation Payments and ASO Fees no later than the 15th of the month for which such payment is due; provided that the payments due with respect to the last 5 days of September, 1998 are being made by wire transfer simultaneously with the execution and delivery of this Agreement. Payments may be made directly by an HMO Subsidiary or by CHC on behalf of any or all of the HMO Subsidiaries.

            9.1.5 LATE PAYMENT PENALTIES. In the event any payment due hereunder is more than five days past due, APS may deliver a late notice to the HMO Subsidiary responsible for such payment. In the event an aggregate past due amount of $100,000 or more remains unpaid five days after such late notice, the applicable HMO Subsidiary(ies) shall pay APS interest on such past due amount from the due date through the date of payment at a rate equal to the prime rate of a major money center bank in the City of New York reasonably selected by APS on the date such money first became due, as reported by the Wall Street Journal, plus 2%.

            9.1.6 CHC GUARANTEE. CHC hereby guarantees the prompt payment of all amounts due hereunder from the HMO Subsidiaries to APS, provided that, with respect to each HMO Subsidiary, such guarantee shall cease immediately (without any action by any party hereto) and shall no longer be effective as to any amounts thereafter payable under this Agreement upon the occurrence of a Change of Control Transaction with respect to such HMO Subsidiary.

            9.1.7 SEVERAL PAYMENTS. The payment and other obligations of each HMO Subsidiary hereunder shall be several and not joint, and each HMO Subsidiary shall be liable solely for its own obligations hereunder.

      9.2.  PAYMENTS BY APS TO CHC.

      Commencing on January 1, 2002 and continuing for twelve (12) consecutive months thereafter, within five (5) days of APS' receipt of each monthly Capitation Payment, APS shall pay to CFIC One Hundred Sixty-six Thousand, Six Hundred Sixty-six and 67/100 dollars ($166,666.67) (which monthly payments will total Two Million dollars ($2,000,000).

      9.3.  ANNUAL ADJUSTMENTS FOR INFLATION.

      Beginning on January 1, 2004, and annually thereafter on the first (1st) day of each January of the term hereof, the Capitation Rates shall be increased by an inflationary adjustment of 4.5%. Such inflationary adjustment shall be automatically applied and paid by CHC without notice or demand by APS.

      9.4   FINANCIAL LIABILITY FOR MHSA SERVICES.

            APS acknowledges that it is financially liable for MHSA Services provided to Capitated Members and any other Members for which it is financially responsible under this Agreement. However, if any HMO Subsidiary shall fail to pay APS any monthly Capitation Payment required pursuant to SECTION 9.1.1. by the last day of any month, upon five (5) days prior written notice given to CHC and such HMO Subsidiary, APS shall cease to have any financial responsibility for any MHSA Services provided to Capitated Members of such HMO Subsidiary thereafter, until all such Capitation Payments for which any such notice has been given and all other Capitation Payments then due hereunder from such HMO Subsidiary shall have been paid to APS, it being understood that in no event may APS withhold any services prior to the effective date of any termination of this Agreement. In the event an Affiliated Payor does not pay an HMO Subsidiary amounts due under the terms of its agreement with the HMO Subsidiary, the HMO Subsidiary shall nevertheless remain liable to APS pursuant to the terms of this Agreement.

      9.5.  PAYMENT IN FULL.

            APS shall accept and shall require MHSA Providers to accept as payment in full for MHSA Services provided to Members such amounts as are paid pursuant to the agreements with the MI-ISA Providers. MI-ISA Providers may collect from the Member Copayments, Deductibles or charges for services not covered as provided under the Member's Benefit Contract.

      9.6.  MEMBER PROTECTION PROVISION.

            9.6.1 This Section applies when any applicable Benefit Contract, statute or regulation requires that the Member be held harmless from any and all costs which are the legal obligation of an HMO Subsidiary or the Affiliated Payor.

            9.6.2 In no event, including, but not limited to, non-payment for MHSA Services provided to Members; insolvency of an HMO Subsidiary, the Affiliated Payor or, in the case of MHSA Providers, APS; or breath by an HMO Subsidiary of any term or condition of this Agreement or breach by APS of any term or condition of the agreement with the MHSA Provider, shall APS or the MHSA Provider bill, charge, collect a deposit from, seek compensation, remuneration or reimbursement from, or have any recourse against any Member or persons acting on behalf of the Member for MI-ISA Services eligible for coverage or reimbursement under this Agreement and the applicable Benefit Contract.

            9.6.3 The provisions of this Section shall: (a) apply to all MHSA Services provided while this Agreement is in force; (b) with respect to MHSA Services provided while this Agreement is in force, survive the termination of this Agreement regardless of the cause of termination; (c) be construed to be for the benefit of the Members; and (d) supersede any oral or written agreement, existing or subsequently entered into, between an HMO Subsidiary and a Member or person acting on a Member's behalf, that requires the Member to pay for such MI-ISA Services.

      9.7   COORDINATION OF BENEFITS AND SUBROGATION FOR CAPITALIZED MEMBERS.

            Each HMO Subsidiary shall not seek coordination of benefits or subrogation for MHSA Services provided to Capitated Members. APS shall seek coordination of benefits or subrogation for MHSA Services provided to Members and APS shall (i) retain all amounts APS recovers for MHSA Services provided to Capitated Member through the coordination of benefits or subrogation and (ii) promptly pay over to the applicable HMO Subsidiary all amounts APS recovers for MHSA Services provided to Members other than Capitated Members through the coordination of benefits or subrogation. When a Member has a condition or illness that requires MHSA Services and non-MHSA Services, APS, each HMO Subsidiary and CHC shall cooperate with each other in subrogation and coordination of benefits actions.

      9.8.  CAPITATION RATES FOR LARGE ACCOUNTS.

            Notwithstanding the Capitation Rates set forth in ATTACHMENTS B1-11 or anything to the contrary contained in this Agreement, new accounts that are contracted by or proposed to be contracted by an HMO Subsidiary after the Effective Date and that have 1,000 or more employees (not including dependents) shall, at the option of the HMO Subsidiary, either be included in this Agreement at the Capitation Rates set forth on ATTACHMENT B or be treated as if such accounts were a CHC Acquired Person under SECTION 10.5.2.

      9.9.  ACTUARIAL SUPPORT FOR CAPITATION RATES.

            APS shall provide actuarial support for the Capitation Rates as reasonably requested by CHC or the HMO Subsidiaries in connection with regulatory filings, pricing of proposals, or other business needs.

10.   EXCLUSIVITY, NON-COMPETITION

      10.1. EXCLUSIVE ENGAGEMENT.

            10.1.1 EXCLUSIVITY. Except as provided in SECTION 10.1.2, CHC and each HMO Subsidiary hereby engage APS during the term of this Agreement as their exclusive provider of the managed behavioral health care services contemplated in this Agreement with respect to the Covered Products. Except as otherwise provided herein, none of CHC or the HMO Subsidiaries, shall engage or otherwise contract with any party other than APS to perform any such services during the term of this Agreement.

            10.1.2 EXCEPTIONS TO EXCLUSIVITY AND NON-COMPETITION. The exclusivity requirements in this SECTION 10.1 and the non-competition provisions in SECTION 10.2 shall not apply to the following:

                  (a) The performance by the HMO Subsidiaries of their obligations under existing third party service agreements that have been disclosed to APSH in writing prior to the Commencement Date.

                  (b) Any mental health and substance abuse service agreements to which any CHC Acquired Person is a party as of the time of becoming a CHC Acquired Person.

                  (c) (i) Subject to CHC's compliance with clause (ii) below, any Competing Services (as defined in SECTION 10.2) provided directly or indirectly by a CHC Acquired Person as long as such Competing Services are provided primarily through or for the benefit of such CFIC Acquired Person or its affiliates as part of their managed care products and not as stand-alone carve out behavioral health care products offered independently.

                        ii) (A) If a CHC Acquired Person, as of the time of becoming a CHC Acquired Person, provides any Competing Services (other than those permitted under clause (i) above), CHC shall, and shall cause its subsidiaries to, comply with the provisions of this clause (ii).

                              (B) CHC and APSH shall negotiate in good faith and in a commercially reasonable manner the amount in cash (the "CASH PURCHASE PRICE") a willing third party purchaser that is similarly situated to APSH would pay for the business segment of such CHC Acquired Person that provides the Competing Services (the "Competing Business Segment"). If, after 30 days of such negotiations, CHC and APSH are unable to agree upon a Cash Purchase Price for the Competing Business Segment, CHC and APSH shall engage a Business Valuer to determine in a commercially reasonable manner the Cash Purchase Price in respect of such Competing Business Segment. The Business Valuer shall deliver its determination of the Cash Purchase Price for the Competing Business Segment to CHC and APSH in writing no later than 60 days following its appointment as Business Valuer. The costs and expenses associated with such Business Valuer shall be borne equally between CHC and APSH.

                              (C) Once the Cash Purchase Price for the Competing Business Segment has been established pursuant to clause (B) above, CHC, within 10 days following such date, shall deliver a written notice (the "COMPETING BUSINESS SEGMENT NOTICE") to APSH offering to sell the Competing Business Segment to APSFI for the Cash Purchase Price and on other customary terms and conditions. For a period of 30 days following receipt of the Competing Business Segment Notice, APSH shall have the exclusive and nontransferable right to purchase, or to cause any wholly-owned direct or indirect subsidiary to purchase, the Competing Business Segment from CHC on the terms and conditions specified in the Competing Business Segment Notice. If APSH elects to purchase (directly or indirectly) the Competing Business Segment on such terms and conditions, it shall so notify CHC in writing within such 30-day period, and APSFI and CHC shall exercise commercially reasonable efforts to consummate such purchase as soon as practicable thereafter. If APSH declines to elect to purchase the Competing Business Segment within such 30-day period, CFIC, or the subsidiary of CHC which acquired the CHC Acquired Person, may retain its interest in and operate the Competing

      Business Segment without any further obligation to APSH or any other person hereunder with respect thereto.

            (d) A Subcapitation Arrangement permitted under SECTION 4.2.3.

            (e) The provision of or arranging for the provision of managed health care services by or for an HMO Subsidiary or Operating Unit in respect of a New Line of Business if such services are not incorporated into this Agreement.

            (f) The provision of or arranging for the provision of managed health care services by or for a CHC Acquired Person that does not become a party to this Agreement.

            10.1.3 NEW LINE OF BUSINESS. APS recognizes that when an HMO Subsidiary offers a New Line of Business, price and quality of the MI-ISA Services to be provided in connection therewith must be competitive. Accordingly, in the event that any HMO Subsidiary chooses during the term of this Agreement to offer a New Line of Business to its customers, including in the event such HMO Subsidiary responds to Requests for Proposals ("RFP") for new Governmental Programs, such HMO Subsidiary shall offer APS the first opportunity to provide such MHSA Services. APS shall have 10 business days (or, in the case of an RFP, such shorter period of time as the applicable HMO Subsidiary shall prescribe to allow it to timely respond to such RFP) of receiving notice and the relevant information regarding the New Line of Business to make a proposal as to the terms on which it will provide such MHSA Services. If such proposal is reasonably acceptable to the applicable HMO Subsidiary, the Products which comprise such New Line of Business shall become Covered Products hereunder and APS shall provide such MHSA Services in accordance with the terms of such proposal; provided that if the proposal is made in connection with an HMO Subsidiary's response to an RFP, such proposal shall be incorporated into such response. If APS's proposal with respect to such MHSA Services is not reasonably acceptable to such HMO Subsidiary, the HMO Subsidiary may solicit proposals from other national managed behavioral health companies to provide such services, provided that such proposals must be at a level of service quality comparable to APS's proposal. Before accepting any such proposal from a third party managed behavioral health company, the HMO Subsidiary shall offer APS an opportunity to match such proposal. If APS notifies the HMO Subsidiary in writing within 5 business days of receiving notice and relevant information as to such proposal (or within such earlier deadline as required to allow such HMO Subsidiary to timely respond to an RFP) that APS will match the proposal, (a) the Products which comprise such New Line of Business shall become Covered Products hereunder and APS shall provide such MHSA Services in accordance with the terms of such proposal (provided that if the proposal is made in connection with an HMO Subsidiary's response to an RFP, such proposal shall be incorporated into such response) and (b) notwithstanding anything to the contrary contained in SECTION 16.3.1, CHC shall not be entitled to any Commission based on such New Company Business. If APS does not so match the proposal, (i) the HMO Subsidiary may accept such proposal from such third party managed behavioral health company and
(ii) neither CHC nor the applicable HMO Subsidiary shall have any further obligation to APS under this Agreement with respect to such New Line of Business.

      10.2. NON-COMPETITION.

            Except as provided in SECTION 10.1.2, without APS's prior written consent, CHC and each HMO Subsidiary agree that neither they nor their respective subsidiaries shall, directly or indirectly (whether in conjunction with a third party or otherwise), during the term of this Agreement provide any managed behavioral health care services within the Service Area in a manner that competes directly with the managed behavioral health care and administrative services APS offers or performs, including, without limitation, the managed health care services provided under this Agreement ("COMPETING SERVICES").

      10.3. NO SOLICITATION OF APS EMPLOYEES.

            During the term of this Agreement and for a period of one year following the termination of this Agreement, none of the HMO Subsidiaries or CHC shall, without the prior consent of APS, directly or indirectly, solicit, employ or engage any employee of APS. The foregoing obligations shall not apply to employees who are terminated or given notice thereof by APS or who terminate their employment for cause.

      10.4. NO SOLICITATION OF CHC OR HMO SUBSIDIARY EMPLOYEES.

            During the term of this Agreement and for a period of one year following the termination of this Agreement, neither APSH or APS shall, without the prior consent of CHC or an HMO Subsidiary, as applicable, directly or indirectly solicit, employ or engage any employee of CHC or an HMO Subsidiary. The foregoing obligations shall not apply to employees of CHC or any HMO Subsidiary who are terminated or given notice thereof by CHC or such HMO Subsidiary or who terminate their employment for cause.

      10.5. HMO SUBSIDIARIES.

            10.5.1. CURRENT HMO SUBSIDIARIES. The Current HMO Subsidiaries shall be bound by this Agreement as of the Effective Date and this Agreement shall be binding upon any successor of an HMO Subsidiary in a Change of Control Transaction unless terminated pursuant to SECTION 15.2.5(B).

            10.5.2. CHC ACQUIRED PERSONS. If CHC or any direct or indirect subsidiary thereof, including any HMO Subsidiary, acquires any CHC Acquired Person during the term of this Agreement (i) the acquiror or such CHC Acquired Person may honor such CHC Acquired Person's existing managed behavioral health contracts for the duration of the terms thereof and (ii) upon consummation of the acquisition or, if such CHC Acquired Person has such an existing contract, upon termination thereof, the acquiror shall offer APS the first opportunity to provide MI-ISA Services in respect of such CHC Acquired Person. APS shall have 10 business days of receiving notice and the relevant information regarding the CHC Acquired Business to make a proposal as to the terms on which it will provide such MI-ISA Services. If such proposal is reasonably acceptable to the acquiror, such acquiror shall (if not already a party hereto) become a party to this Agreement, and APS shall provide such MHSA Services with respect to such CHC Acquired Person in accordance with the terms of such proposal. If APS's proposal with respect


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

to such MHSA Services is not reasonably acceptable to such acquiror, such acquiror may solicit and accept proposals from other national managed behavioral health companies to provide such services, provided that such proposal must be at a level of service quality comparable to APS's proposal. Before accepting any such proposal from a third party managed behavioral health company, such acquiror shall offer APS an opportunity to match such proposal. If APS notifies such acquiror in writing within 5 business days of receiving notice and relevant information as to such proposal that APS will match the proposal, (a) such acquiror shall (if not already a party hereto) become a party to this Agreement, and APS shall provide such MHSA Services with respect to such CHC Acquired Person in accordance with the terms of such proposal and (b) notwithstanding anything to the contrary contained in SECTION 16.3.1, CHC shall not be entitled to any Commission based the New Company Business consisting of such MHSA Services. If APS does not so match the proposal, (i) the acquiror may accept such proposal from such third party managed behavioral health company and (ii) neither CHC nor such acquiror shall have any further obligation to APS under this Agreement with respect to such CHC Acquired Business.

      10.6. OPERATION OF BUSINESS.

            Nothing contained in this Agreement shall be deemed to (1) require any HMO Subsidiary to enter into any Benefit Contract with any Enrolling Unit or to renew any such Benefit Contract, (ii) preclude any HMO Subsidiary from terminating any such Benefit Contract, (iii) require any HMO Subsidiary to maintain any minimum amount of Members at any time, (iv) prevent any HMO Subsidiary from ceasing at any time to operate as a licensed health maintenance organization or (v) otherwise impose any limitations or restrictions in respect of the manner in which any HMO Subsidiary operates its business.

11.   INSURANCE AND INDEMNIFICATION

      11.1. INSURANCE.

            11.1.1 APS. APS shall procure and maintain, at its own sole expense, professional and general liability insurance and other insurance as may be necessary to protect itself and its employees, agents, or representatives against any claims, liabilities, damages or judgments that arise out of services provided by or to be provided by itself or its employees, agents or representatives in the discharge of its or their responsibilities under this Agreement. APS shall provide proof of such insurance to CHC and an HMO Subsidiary upon request and shall notify CHC and the HMO Subsidiaries if such insurance coverage is terminated. APS's agreements with MHSA Providers shall require MHSA Providers to procure and maintain, at their sole expense, professional and general liability insurance.

            11.1.2 HMO SUBSIDIARIES. Each HMO Subsidiary shall procure and maintain, at its own expense, professional and general liability insurance and other insurance as may be necessary to protect itself and its employees, agents, or representatives (other than APS) against any claims, liabilities, damages or judgments that arise out of services provided by or to be provided by itself or its employees, agents or representatives (other than APS) in the discharge of its of their responsibilities under this Agreement. Each HMO Subsidiary shall provide proof of


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

such insurance to APS upon request and shall notify APS if such insurance coverage is terminated.

      11.2. INDEMNIFICATION.

            11.2.1 BY APS. APS shall defend, hold harmless and indemnify each HMO Subsidiary and CHC and their respective affiliates, officers, directors, employees, agents. successors and assigns from actual and direct claims, liabilities, damages or judgments asserted against, imposed upon or incurred by any such indemnified person that arise out of APS's gross negligence, intentional wrongdoing, or breach, in the discharge of APS's responsibilities to a Member or APS's responsibilities under this Agreement. The indemnification granted under this Section expressly includes indemnification with respect to expense costs, legal fees, defense costs, court costs and amounts paid in settlement or in satisfaction of any judgment or award.

            11.2.2 BY CHC AND THE HMO SUBSIDIARIES. Each HMO Subsidiary and CHC agree to defend, hold harmless, and indemnify APS and its affiliates, officers, directors, employees, agents, successors and assigns from actual and direct claims, liabilities, damages or judgments asserted against, imposed upon or incurred by any such indemnified person that arise out of an HMO Subsidiary's or CHC's gross negligence, intentional wrongdoing, or breach, in the discharge of an HMO Subsidiary's or CHC's responsibilities to a Member or an HMO Subsidiary's or CHC's responsibilities under this Agreement. The indemnification granted under this Section expressly includes indemnification with respect to expense costs, legal fees, defense costs, court costs and amounts paid in settlement or in satisfaction of any judgment or award.

12.   REGULATORY COMPLIANCE, FILING REQUIREMENTS AND NCQA REQUIREMENTS

      12.1. REGULATORY COMPLIANCE.

            Each HMO Subsidiary and Affiliated Payors shall be solely responsible for ensuring that their activities are in compliance with all applicable federal, state or local laws and regulations. APS shall be solely responsible for ensuring that the services it provides or arranges under this Agreement comply with any such applicable laws and regulations. The parties shall reasonably cooperate with the other in their respective efforts to achieve and/or maintain regulatory compliance. APS shall have and maintain during the term of this Agreement all licenses, permits or certificates required under applicable federal or state law or regulations for the operation of its business.

      12.2. ERISA COMPLIANCE.

            In the event any Benefit Contract is subject to ERISA, APS shall not be identified as or understood to be the "Plan Administrator" or a "Named Fiduciary" of the plan, as those terms are used in ERISA. APS has no responsibility for the preparation or distribution of the "Plan Document" or "Summary Plan Descriptions", as those terms are used in ERISA, or for the Provision of any notices or for the filing of any reports or information required to be filed in regard to the Benefit Contract.


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

      12.3  REGULATORY FILINGS

            Each HMO Subsidiary shall be responsible for filing this Agreement with federal, state and local agencies to the extent it is required to do so by any applicable law or regulation. APS shall file this Agreement with any federal, state or local agencies to the extent it is required to do so by any applicable law or regulation. In the event any federal, state or local agency requires a change to this Agreement which APS or an HMO Subsidiary reasonably anticipates would affect the risk assumed by APS under this Agreement, the parties shall follow the procedures established under SECTION 14.3.

      12.4. NCQA ACCREDITATION COMPLIANCE.

            12.4.1 COMPLIANCE. APS shall establish and maintain processes and programs for MHSA Provider credentialing, recredentialing, utilization management and quality assessment/improvement which are described in SECTIONS 4.2, 4.4 AND 5.1, respectively. With respect to such activities, APS shall meet applicable NCQA accreditation standards as described in the most recent revision of NCQA's publication, STANDARDS FOR MANAGED CARE ORGANIZATIONS. APS shall submit its policies and procedures on credentialing, recredentialing, utilization management and quality assessment/improvement to the HMO Subsidiaries for review and approval.

            12.4.2 REPORTS. APS shall submit to the HMO Subsidiaries standard reports in a form and frequency of delivery mutually acceptable to the parties with respect to the following categories of information:

            (a)   Credentialing/recredentialing reports

            (b)   Quarterly MHSA Provider sanction reports

            (c)   Quarterly MI-ISA Services utilization reports

            (d)   Quarterly quality management report

            12.4.3 AUDIT. An HMO Subsidiary or CHC may, pursuant to SECTION 13.4 audit APS's records regarding the reports listed in SECTION 12.4.2 or otherwise with respect to APS's compliance with its obligations under this Agreement; provided that without APS's consents which consent will not be unreasonably withheld, so long as APS's performance is above the Rate Reduction Threshold with respect to all HMO Subsidiaries and Operating Units, there shall be no more than two such audits during any calendar year. At least annually, each HMO Subsidiary shall provide written feedback to APS regarding the results of the HMO Subsidiary's review of APS's reports and records to the extent reviewed. Each HMO Subsidiary shall provide written feedback to APS 30 days following any audit activities, in the event an HMO Subsidiary or CHC reasonably determines, including pursuant to any audit, that APS does not meet the NCQA accreditation standards, the HMO Subsidiary or CHC shall notify APS of the alleged


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

deficiency and, within 30 days, the HMO Subsidiary or CHC and APS shall meet to assess the alleged deficiency and, if appropriate, develop a mutually satisfactory plan of correction.

            12.4.4 DEFICIENCIES. In the event of a plan of correction, APS shall submit regular reports to CHC and the HMO Subsidiary documenting progress on the plan of correction until the corrective action plan has been completed. The HMO Subsidiaries and APS shall also exchange information about, and the HMO Subsidiaries shall give APS regular feedback on, MHSA Provider credentialing, recredentialing, utilization management and quality assessment/improvement processes and programs at the regularly scheduled MHSA Liaison Committee meetings.

            12.4.5 CHANGES IN NCQA COMPLIANCE. If NCQA standards or prevailing industry standards change substantially after the Effective Date and such change has the effect of substantially increasing or decreasing APS's reasonably anticipated operating costs, such change shall be considered a significant change of circumstances as contemplated in SECTION 14.2.

13.   BOOKS AND RECORDS

      13.1. MAINTENANCE OF PATIENT RECORDS.

            APS shall cause to be maintained medical histories, chart and records for each Member who seeks and receives MHSA Services from a MI-ISA Provider. Any such records shall remain the property of APS, subject to any rights of the Member. Upon request of an HMO Subsidiary or a referring and/or attending physician, subject to compliance with applicable law, and if the Member appropriately consents to such disclosure, APS shall provide copies of the Members' medical records to the Member's referring and/or attending physician. APS, CHC and each HMO Subsidiary shall endeavor to promote communication to such referring and/or attending physician regarding the Member's referral, subject to restrictions arising under state or federal law.

      13.2. PRIVACY OF RECORDS.

            APS and the HMO Subsidiaries shall maintain the confidentiality of all information regarding Members in accordance with any applicable statutes and regulations, including the federal regulations governing Confidentiality of Alcohol and Drug Abuse Patient Records, 42 CFR part 2. If the provisions of 42 CFR part 2 are applicable, APS and the applicable HMO Subsidiary shall undertake to resist in judicial proceedings any effort to obtain access to information pertaining to Members otherwise than as expressly provided for in such federal confidentiality regulations.

      13.3. RELEASE OF RECORDS.

            Upon request by an HMO Subsidiary or CHC, APS shall be responsible for obtaining and releasing to the HMO Subsidiary or CHC all information and records or copies of records regarding MHSA Services and/or UM Services provided to a Member. Such information shall be provided to an HMO Subsidiary or CHC at no charge or at the charge paid by APS for


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

such information, within 30 days from the date of such request or such earlier period as is required to allow CHC or such HMO Subsidiary to comply with applicable law.

      13.4. ACCESS TO THE OTHER PARTIES' RECORDS.

            During regular business hours and upon reasonable notice and demand, the HMO Subsidiaries or CFIC, on the one hand, and APS, on the other, shall have access to information and records or copies of records held by the other party, which are reasonably related to its obligations under this Agreement, excluding information that a party is prohibited by law from disclosing. The party conducting the audit or inspection shall pay for the other party's personnel's time in excess of 16 hours and the cost of the copies of any records which it requests. All records maintained by either party relating to their responsibilities under this Agreement shall be retained for at least six years after the date the records were created. No third party may be allowed or designated to conduct an audit or inspection without the prior written consent (which consent will not be unreasonable withheld) of the party whose records are being audited or inspected.

14.   ARBITRATION AND RENEGOTIATION OF AGREEMENT

      14.1. ARBITRATION BETWEEN HMO SUBSIDIARIES OR CHC AND APS.

            Subject to SECTION 15.3, in the event a dispute between APS and an HMO Subsidiary or CHC arises out of or is related to this Agreement, APS and the applicable HMO Subsidiary or CHC, as the case may be, shall meet and negotiate in good faith to attempt to resolve the dispute. In the event the dispute is not resolved within 30 days of the date one of the parties sent written notice of the dispute to the other party, and if one of the parties wishes to pursue the dispute, it shall be submitted to binding arbitration in accordance with the rules of the American Arbitration Association. In no event may arbitration be initiated more than one year following the sending of written notice of the dispute. Any arbitration proceeding under this Agreement shall be conducted in the State of Maryland. The arbitrators shall have no authority to award any punitive or exemplary damages or to vary or ignore the terms of this Agreement and shall be bound by controlling law.

      14.2. RENEGOTIATION OF THIS AGREEMENT DUE TO A SIGNIFICANT CHANGE OF CIRCUMSTANCES.

            In the event a significant change of circumstances occurs during the term of this Agreement, which presents a fundamental departure from the assumptions and the intent of the parties in entering into this Agreement, and, as a result thereof, the Capitation Rates for the services to be provided by APS thereafter no longer reflect prevailing rates in the managed behavioral health market for such services, then the parties shall, upon the request of CHC or APS, adjust such Capitation Rates in accordance with the process set forth in
SECTION 9.3 hereof. A significant change of circumstances shall include, but is not limited to, (a) a significant change in law or an order for compliance issued by a government authority having competent jurisdiction; and/or (b) significant changes in NCQA standards applicable to managed behavioral health organizations or in prevailing industry standards with respect to NCQA compliance. Any


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

adjustment to the Capitation Rates pursuant to this SECTION 14.2 shall be retroactive to the first day of the month following the month in which the request to adjust the Capitation Rates was made.

      14.3. RENEGOTIATION PROCEDURE.

            If SECTION 3.4 provides for renegotiation of this Agreement pursuant to this SECTION 14.3, the parties shall engage in good faith negotiations with the intent and goal of reaching a consensus which will preserve each party's anticipated benefit and respective rights and obligations under this Agreement and avoid default of this Agreement. Failure to agree upon renegotiated amounts pursuant to SECTION 3.4 within 75 days after request for renegotiation shall be submitted to arbitration pursuant to SECTION 14.1. When an event occurs which allows for renegotiation of the amounts to be paid to APS under this Agreement, the HMO Subsidiaries shall pay the amounts specified in SECTION 9.1 until final resolution of the dispute. Any adjustments to the amounts paid to APS that are subsequently agreed to by the parties shall be retroactive to the effective date of the event which allowed for such renegotiation.

15.   TERM; TERMINATION

      15.1. TERM.

            This Agreement shall be effective on the Commencement Date and shall continue for a period often years until September 27, 2007, unless terminated as provided in this Agreement.

      15.2. TERMINATION.

            This Agreement may be terminated as follows:

            15.2.1 BREACH BY APS. By CHC or any HMO Subsidiary (as to such HMO Subsidiary or any of its Operating Units) upon 90 days (30 days in the case of a termination by reason of a breach of SECTION 6.1.4) prior written notice in the event of a material breach by APS of any material term of this Agreement (other than a breach covered by Performance Standards). The written notice shall specify the precise nature of the breach. In the event that APS cures the breach within 90 days (30 days in the case of a termination by reason of a breach of SECTION 6.1.4) after the non-breaching party's written notice, this Agreement shall not terminate.

            15.2.2 BREACH BY CHC OR AN HMO SUBSIDIARY. By APS upon 90 days (30 days in the case of a termination by reason of a breach of SECTION 9.1.4) prior written notice in the event of a material breach by CHC or any HMO Subsidiary or Operating Unit of any material term of this Agreement. The written notice shall specify the precise nature of the breach. In the event that CHC or the breaching HMO Subsidiary or Operating Unit cures the breach within 90 days (30 days in the case of a termination by reason of a breach of SECTION 9.1.4) after the APS's written notice, this Agreement shall not terminate.


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

            15.2.3 PERFORMANCE BELOW TERMINATION STANDARDS

            (a) TERMINATION STANDARDS. By any HMO Subsidiary (as to such HMO Subsidiary or any of its Operating Units) at any time if (i) APS fails, with respect to such HMO Subsidiary or any such Operating Unit, to perform at a level above the Termination Standards in three or more categories designated "ATTACHMENT D-2, Termination Standards" (the "Termination Threshold") and does not correct such failure within the period specified in the Termination Standards and (ii) such failure is continuing at the time notice of such termination is delivered to APS. Such termination shall be effective upon 30 days written notice.

            (b) HMO LICENSURE. By any HMO Subsidiary (as to such HMO Subsidiary or any of its Operating Units) if APS fails to perform at a level above the Termination Standards in any category designated on ATTACHMENT D-2, Termination Standards and either (i) such failure causes the HMO Subsidiary or any such Operating Unit to lose its state licensure or presents an imminent threat of such loss or (ii) as a primary result thereof, one or more Large Accounts terminates or elects not to renew its Benefit Contract with such HMO Subsidiary or any such Operating Unit. Such termination shall be effective upon 30 days written notice.

            15.2.4 TERMINATION FOR INADEQUATE PERFORMANCE.

            By CHC with respect to itself and all HMO Subsidiaries and Operating Units at any time in the event that five (5) or more HMO Subsidiaries or Operating Units have previously terminated this Agreement pursuant to
      Section 15.2.3(a) or (b). Such termination shall be effective upon thirty
      (30) days written notice.

            15.2.5 TERMINATION ON CHANGE OF CONTROL TRANSACTIONS.

            (a) CHC. By CHC with respect to itself and all HMO Subsidiaries and Operating units in the event that CHC undergoes a Change of Control Transaction. Such termination right must be exercised within 30 days after the effective date of such Change of Control Transaction by giving written notice to APS. Such termination shall be effective 90 days after such written notice.

            (b) HMO SUBSIDIARY OR OPERATING UNIT. By any HMO Subsidiary (as to such HMO Subsidiary or any of its Operating units) in the event that such HMO Subsidiary or any such Operating Unit undergoes a Change of Control Transaction. Such termination right must be exercised within 30 days after the effective date of such Change of Control Transaction by giving written notice to APS, Such termination shall be effective 60 days after such written notice.

            (c) APSH. By CHC at any time as to itself and all HMO Subsidiaries and Operating Units in the event that, prior to the initial public offering of MSH stock, APSH or, at any time, APS undergoes a Change of Control Transaction. Such termination right must be exercised within 30 days after CHC is given written notice of such Change


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

      of Control Transaction by giving written notice to APS. Such termination shall be effective 60 days after such written notice. APSH shall promptly give written notice to CHC of any such Change of Control Transaction.

            15.2.6 TERMINATION FOR PARTIAL CAUSE.

            Any HMO Subsidiary shall have the right to terminate this Agreement with respect to that HMO Subsidiary pursuant to the terms set forth below by providing thirty (30) days written notice and paying the associated partial CBA payment as set forth in Section 15.3 hereof:

            (a) During any consecutive twelve (12) month period, more than twenty percent (20%) of any HMO Subsidiary's Members are required to seek alternative MHSA Providers from an Out-of-Network Provider due to MHSA Providers terminating their Participation Agreements with APS; and APS is unable to provide an alternative network of MHSA Providers which reasonably satisfies the majority of the dislocated Members. Such alternative network of MHSA Providers must be provided by APS within forty five (45) days of APS' receipt of written notice from the applicable HMO Subsidiary of the 20% threshold referenced above being exceeded. Further, any Members who have out-of-network benefits will not be counted for purposes of the above-referenced 20% threshold; or

            (b) There are pervasive documented MHSA Provider or Member complaints to regulators or Governmental Bodies which establish a significant risk to that HMO Subsidiary and thus results in any one of the following:

            (i) Suspension or revocation of the HMO Subsidiary's license or certificate of authority; or

            (ii) A sanction, fine or public censure of the HMO Subsidiary by a Governmental Body due to APS' failure to perform its obligations under this Agreement and for which such failure to perform is significant. In order to terminate the contract based on this
            Section 15.2(b)(ii), the HMO Subsidiary shall have provided APS with 45 days prior written notice of the failure to perform and APS shall have failed to cure its nonperformance within such period. Payment by any HMO Subsidiary of a fine or sanction equal to or exceeding $50,000 due to APS' actions shall be evidence of a significant failure to perform by APS; or

            (iii) The limitation by a Governmental Body of a HMO Subsidiary's ability to enroll Members; or

            (iv) Legal action is instituted in state or federal court by a Governmental Body against a HMO Subsidiary seeking legal, equitable or statutory remedies based upon APS' performance or nonperformance of its obligations hereunder; or

            (v) In a legal action instituted in state or federal court by a Governmental Body against a HMO Subsidiary based upon APS' performance or nonperformance its obligations hereunder, a final judgment is entered against a health plan awarding legal, equitable or statutory damages. Notwithstanding the foregoing, a HMO Subsidiary shall notify APS in writing within 10 days of that HMO Subsidiary's receipt of notice that a legal action has been instituted and shall provide APS with the opportunity to negotiate a settlement of the action to avoid the entering of a final judgment.

            15.2.7 SCOPE OF TERMINATION. APS's termination of this Agreement pursuant to SECTION 15.2.2 as to any HMO Subsidiary shall be effective only as to that HMO Subsidiary and its constituent Operating Unit, if any, and its termination of this Agreement pursuant to SECTION 15.2.2 as to any Operating Unit shall be effective only as to that Operating Unit, and, in either such case, this Agreement shall remain in effect as to the remaining parties. Any HMO Subsidiary's termination of this Agreement pursuant to SECTION 15.2.1, 15.2.3.
15.2.4 OR 15.2.5(B) shall be effective only as to that HMO Subsidiary and its constituent Operating Units, if any, and this Agreement shall remain in full force and effect as to the remaining HMO Subsidiaries and Operating Units.

            15.2.8. PAYMENT OF CAPITATED BENEFICIARY ADJUSTMENT. Notwithstanding anything to the contrary set forth in this Agreement, no termination pursuant so this SECTION 15.2 shall be effective unless and until the payment of the Capitated Beneficiary Adjustment, if any, as set forth in SECTION 15.3 below, has been made to APSH; provided, however, that in the event CFIC or any HMO Subsidiary seeks to terminate this Agreement pursuant to this SECTION 15.2 and, in connection therewith, pays the Capitated Beneficiary Adjustment that CHC or such HMO Subsidiary believes in good faith is required by such SECTION 15.3 in respect of such termination, such termination shall be deemed effective upon such payment, regardless of whether APS or APSH disputes the amount of such payment, and the sole right of CHC and APSH shall be to seek arbitration pursuant to SECTION 15.4 regarding the amount of such payment.

      15.3. CAPITATED BENEFICIARY ADJUSTMENT.

            15.3.1 CAPITATED BENEFICIARY ADJUSTMENT Subject to Sections 15.3.2,
15.3.3 and 15.3.4 hereof:

            (a) If this Agreement is terminated with respect to any HMO Subsidiary or Operating Unit pursuant to SECTION 15.2.3 or 15.2.6(b)(i) or 15.2.6(b)(v) hereof, no CBA payment shall be due or payable by CHC with respect to such termination.

            (b) If this Agreement is terminated pursuant to SECTION 15.2.4 or 15.2.6(b)(i) hereof CHC shall pay APSH 50% OF THE CBA with respect to the number of Capitated Members set forth on ATTACHMENT K hereto opposite the names of the Original HMO Subsidiaries that are parties to this Agreement immediately prior to such termination.

            (c) If this Agreement is terminated pursuant to SECTION 15.2.5(a) or 15.2.5(c) hereof, CHC shall pay APSH 100% of the CBA with respect to the number of Capitated


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

      Members set forth on ATTACHMENT K hereto opposite the names of the Original HMO Subsidiaries that are parties to this Agreement immediately prior to such termination.

            (d) If this Agreement is terminated with respect to any Original HMO Subsidiary or Original Operating Unit pursuant to SECTION 15.2.5(b) hereof, CHC shall pay APSH 100% of the CBA with respect to the number of Capitated Members set forth on ATTACHMENT K hereto opposite the name of such Original HMO Subsidiary or Original Operating Unit; provided, however, that if, contemporaneously with any such. termination (i) the acquiror offers to enter into (or to cause such Original HMO Subsidiary to enter into) a service agreement with APSH or APS with respect to the Capitated Members of such Original HMO Subsidiary or Original Operating Unit as to whom this Agreement is then being terminated, on terms substantially identical to those contained in this Agreement relating to such Capitated Members, then no CRA shall be payable by CHC with respect to such termination or (ii) the acquiror or such Original HMO Subsidiary enters into a service agreement (the "NEW SERVICE AGREEMENT") with APSH or APS with respect to any or all of the Capitated Members of such Original HMO Subsidiary or Original Operating Unit as to whom this Agreement is then being terminated and such New Service Agreement involves services to be provided by APSH or APS comparable to those services provided by APS under this Agreement in respect of such Capitated Members, then (x) if the monthly capitation payments payable under the New Service Agreement with respect to such Capitated Members (the "NEW CAPITATION PAYMENTS") equal or exceed the monthly Capitation Payments payable under this Agreement with respect to such Capitated Members (the "OLD CAPITATION PAYMENTS"), no CBA shall be due or payable by CHC with respect to such termination and (y) if the New Capitation Payments are less than the Old Capitation Payments, CHC shall pay APSH an amount equal to the lesser of (A) the CBA payment provided for above in this clause (d) with respect to such termination,
      (B) if the number of such Capitated Members covered by the New Service Agreement is equal to or less than the number of Capitated Members set forth on ATTACHMENT K hereto opposite the name of such Original HMO Subsidiary or Original Operating Unit, the excess of the then present value (calculated using a interest rate of 10% per annum compounded quarterly) of the aggregate Capitation Payments that would have been payable under this Agreement over its remaining term with respect to such Capitated Members over the then present value (calculated in the same manner) of the aggregate capitation payments payable under the New Service Agreement over the same period with respect to such Capitated Members (such excess being hereinafter referred to as the "EXCESS PRESENT VALUE") and (C) if the number of such Capitated Members covered by the New Service Agreement is more than the number of Capitated Members set forth on ATTACHMENT K hereto opposite the name of such Original HMO Subsidiary or Original Operating Unit, an amount equal to the product of the Excess Present Value multiplied by a fraction, the numerator of which is equal to the number of Capitated Members so set forth on ATTACHMENT K hereto and the denominator of which is equal to the number of Capitated Members so covered by the New Service Agreement.

            (e) If this Agreement is terminated pursuant to SECTION 15.2.6(a) hereof, CHC shall pay APSH 62.5% of the CBA with respect to the number of Capitated Members set forth on ATTACHMENT K hereto opposite the name of such Original HMO Subsidiary or Original Operating Unit.

            (f) If (i) this Agreement is terminated with respect to any or all of the Capitated Members of any Original HMO Subsidiary pursuant to
      SECTION 4.2.3 hereof; (ii) such Original HMO Subsidiary does not enter into a Subcapitation Arrangement in connection therewith in which either APS or APSH or any Affiliate of either thereof is engaged to provide or administer behavioral health services, and (iii) the number of Capitated Members of such Original HMO Subsidiary covered by this Agreement immediately after giving effect to such termination (the "REMAINING CAPITATED MEMBERS") is less than the number of Capitated Members set forth on ATTACHMENT K hereto opposite the name of such Original HMO Subsidiary, then CHC shall pay APSH 100% of the CBA with respect to a portion of the number of Capitated Members set forth on ATTACHMENT K hereto opposite the name of such Original HMO Subsidiary equal to the product of such number of Capitated Members multiplied by a fraction, the numerator of which is equal to the lesser of (A) the excess of (x) the number of Capitated Members set forth on ATTACHMENT K hereto opposite the name of such Original HMO Subsidiary over (y) the number of Remaining Capitated Members and (B) the number of Capitated Members of such Original HMO Subsidiary as to whom this Agreement is then being terminated and the denominator of which is the number of Capitated Members set forth on ATTACHMENT K hereto opposite the name of such Original HMO Subsidiary.

            (g) If this Agreement is terminated with respect to any Original HMO Subsidiary or Original Operating Unit pursuant to SECTION 15.2.2 hereof, CHC shall pay APSH 125% of the CBA with respect to the number of Capitated Members set forth on ATTACHMENT K hereto opposite the name of such Original HMO Subsidiary or Original Operating Unit.

            (h) If this Agreement is terminated pursuant to SECTION 15.2.6(b)(iv) hereof, CFIC shall pay APSH 75% of the CBA with respect to the number of Capitated Members set forth on ATTACHMENT K hereto opposite the name of such Original HMO Subsidiary or Original Operating Unit.

            (i) If this Agreement is terminated pursuant to SECTION 15.2.6(b)(iii) hereof, CHC shall pay APSH 25% of the CBA with respect to the number of Capitated Members set forth on ATTACHMENT K hereto opposite the name of such Original HMO Subsidiary or Original Operating Unit.

            (j) Except as specifically provided herein, in the event of a termination of this Agreement, neither CHC nor any HMO Subsidiary or Operating Unit shall have any obligation or responsibility to pay any Capitated Beneficiary Adjustment.

            15.3.2 OFFSET FOR NEW ENROLLMENT. Notwithstanding anything to the contrary set forth in this Agreement, if (a) this Agreement is terminated with respect to any Original HMO Subsidiary (or part thereof) or Original Operating Unit pursuant to SECTION 15.2.5(b) OR SECTION 4.2.3 hereof and any amounts would (but for this SECTION 15.3.2) be payable or have been paid pursuant to SECTION 15.3.1(d) or (f) hereof in respect of such termination and (b) any

New Company Business (as defined in Section 16.3.1 hereof) within the meaning of clause (X) of the definition thereof has been or is acquired by CHC or any HMO Subsidiary within one year before or after such termination, then any Capitated Beneficiary Adjustment that was paid, or THAT WOULD OTHERWISE BE PAYABLE, PURSUANT TO SECTION 15.3.1(d) OR (f) hereof (the "TERMINATION PAYMENT") in respect of such termination shall be repaid by APSH to CHC or, to the extent not theretofore paid, shall be reduced, in each case in an amount (not to exceed the amount of the Termination Payment) equal to the product of the Termination Payment multiplied by a fraction, the numerator of which shall be the number of Capitated Members added to this Agreement as a result of such New Company Business who have not yet been deemed to be Capitated Members included on ATTACHMENT K hereto (the "NEW CAPITATED MEMBERS") and the denominator of which shall be (i) in the case of a termination under SECTION 15.2.5(b) of this Agreement, the number of Capitated Members set forth on ATTACHMENT K hereto opposite the name of such Original HMO Subsidiary or Original Operating Unit and
(ii) in the case of a termination under SECTION 4.2.3 of this Agreement, the number of Capitated Members as to whom the CBA payment was or (but for this SECTION 15.3.2) would be made pursuant to SECTION 15.3.1(f) hereof; provided that if any such New Company Business is not acquired until more than ninety
(90) days after the date of any such termination of this Agreement, the amount to be repaid by APSH to CHC shall be reduced by an amount equal to 10% of the Capitation Payments that would have been payable under this Agreement (had the termination not taken place) with respect to a number of Capitated Members equal to the number of Capitated Members as to whom the CBA payment was then made pursuant to SECTION 15.3.1(f) in respect of the period commencing on the ninety first (1st) day following such termination and ending on the date of such acquisition of New Company Business. If any CBA payment is reduced or repaid pursuant to this SECTION 15.3.2 and (x) the New Company Business was acquired by any Original HMO Subsidiary, the number of Capitated Members set forth on ATTACHMENT K hereto opposite the name of such Original HMO Subsidiary shall be increased by an amount equal to the number of New Capitated Members applicable to such reduction or repayment and (y) the New Company Business was acquired by a person or entity other than an Original HMO Subsidiary, such person or entity shall be deemed to be an Original HMO Subsidiary having a number of Capitated Members equal to the number of New Capitated Members applicable to such reduction or repayment. New Capitated Members used to offset the Capitated Beneficiary Adjustment as contemplated hereunder shall not constitute New Company Business with respect to which APSH is required to pay a Commission pursuant to SECTION 16.3.1 of this Agreement and in the event such a Commission was previously paid, CHC shall return such Commission. Any repayment of CBA by APSH to CHC required pursuant to this SECTION 15.3.2 shall be made within ten
(10) days following the acquisition of the New Company Business giving rise to such repayment. Notwithstanding anything to the contrary contained herein, in the event that the ASO Members (as defined in this Agreement) of Coventry Health Care of the Carolinas, Inc. ("CHC-CAROLINA") become Capitated Members within one year before or after a Termination Payment was paid or would otherwise be payable, then at CHC's option, such Capitated Members shall be deemed to be New Capitated Members, in which case (A) the amount by which such Termination Payment (the "CHC-CAROLINA TERMINATION PAYMENT") would otherwise be repaid or reduced pursuant to this SECTION 15.3.2, shall itself be reduced proportionately to reflect the difference between ASO Fees that had been payable for the ASO Members of CHC-Carolina immediately prior to their becoming Capitated Members and the Capitation Rate payable for the Capitated Members of CHC-Carolina immediately thereafter, and (B) in the event any CBA payment ever becomes payable for any reason pursuant to SECTION 15.3 in respect of such Capitated Members of CHC-Carolina, the amount of such CBA payment shall be reduced to reflect the fact that the CHC-Carolina Termination Payment was reduced as provided herein.

            15.3.3 EFFECT OF CERTAIN TERMINATIONS Notwithstanding anything to the contrary set forth in this Agreement (i) if this Agreement is terminated as to any Original HMO Subsidiary, no separate payment shall be required under
SECTION 15.3.1 hereof with respect to any Original Operating Units that are part of such Original HMO Subsidiary, (ii) upon any termination of this Agreement as to less than all of the Capitated Members of any Original HMO Subsidiary or Original Operating Unit (including, without limitation, a termination pursuant to SECTION 4.2.3 hereof), the number of Capitated Members set forth on ATTACHMENT K hereto opposite the name of such Original HMO Subsidiary or Original Operating Unit shall be appropriately reduced to reflect the number of such Capitated Members with respect to whom this Agreement is then being terminated (it being understood that if this Agreement is terminated as to all of the Capitated Members of any Original Operating Unit but not as to all of the remaining Capitated Members of the Original HMO Subsidiary of which such Original Operating Unit is a part, the number of Capitated Members set forth on ATTACHMENT K hereto opposite the name of such HMO Subsidiary shall be reduced by the number of Capitated Members set forth on ATTACHMENT K hereto opposite the name of such Original Operating Unit), (iii) upon termination of this Agreement as to any Original HMO Subsidiary or Original Operating Unit, such Original HMO Subsidiary or Original Operating Unit, as applicable, shall cease to be an Original HMO Subsidiary or Original Operating Unit for any purpose and (iv) following any Change of Control Transaction with respect to any Original HMO Subsidiary or Original Operating Unit, such Original HMO Subsidiary or Original Operating Unit, as applicable, shall cease to be an Original HMO Subsidiary or Original Operating Unit for any purpose.

            15.3.4 PAYMENT OF CAPITATED BENEFICIARY ADJUSTMENT PAYMENT OF ANY Capitated Beneficiary Adjustment required under SECTION 15.3.1 hereof shall be made on and as of the effective date of the applicable termination of this Agreement in a combination of cash and shares of APSH Common Stock as provided in ATTACHMENT L hereto; provided, however, that in no event will CHC ever be required in the aggregate to deliver to APSFI more than 2,705,182 shares of APSH Common Stock (subject to appropriate adjustment in the event of any stock split, stock dividend or other subdivision or combination of the outstanding shares of APSH Common Stock). For purposes of calculating the value of APSH Common Stock to be delivered by CHC to APSH as part of the Capitated Beneficiary Adjustment, the following provisions shall apply:

            (i) if a Current Market Price exists with respect to the APSH Common Stock for each trading thy in the period beginning on the date that is 30 days prior to the date on which CHC first receives notice of the applicable termination and ending on the date that is 20 days prior to such date (the "CALCULATION PERIOD"), then each share of such APSH Common Stock shall be valued for purposes of such delivery at the average Current Market Price during such Calculation Period; and

            (ii) if clause (i) does not apply with respect to a particular delivery of APSH Common Stock, each share of such APSH Common Stock shall be valued by a business

      Valuer at its fair market value as of the date immediately prior to the date of the applicable termination (which valuation shall, other than in the case of a termination pursuant to SECTION 15.2.1 or 15.2.5(A) of this Agreement, assume such termination shall not occur and that this Agreement shall otherwise remain in full force and effect until the expiration of its term).

      If CHC shall have sold, transferred or otherwise disposed of any shares of APSH Common Stock (the "TRANSFERRED SHARES") in lieu of delivering such Transferred Shares pursuant to the provisions of ATTACHMENT L hereto, CHC may deliver to APSH cash in an amount equal to $1.44 per share (subject to appropriate adjustment in the event of any stock split, stock dividend or other subdivision or combination of the outstanding shares of APSH Common Stock) of such Transferred Shares and, upon such payments CHC shall be deemed to have delivered such Transferred Shares to APSH for all purposes hereof.

      15.4. ARBITRATION IN CERTAIN EVENTS.

            Any disputes over whether a party is entitled to terminate this Agreement pursuant to SECTION 15.2.1. 15.2.2 OR 15.2.3(b) shall, at any party's request, be submitted to arbitration in accordance with SECTION 14.1 and during the pendency of any such arbitration proceeding, this Agreement shall remain in full force and effect, subject to the following sentence. Any disputes over whether a party is entitled to terminate this Agreement pursuant to SECTION 15.2.3(a), 15.2.4, 15.2.5 OR 15.2.6 shall not prevent the termination of this Agreement as otherwise specified herein, provided that the foregoing shall not preclude a party from thereafter seeking arbitration to assess damages in respect of a wrongful termination of this Agreement by the other party. Any disputes as to whether the correct amount of Capitated Beneficiary Adjustment has been paid to APSH in connection with a particular termination of this Agreement shall not prevent the termination of this Agreement as otherwise specified herein, provided that the foregoing shall not preclude APSH or APS from thereafter seeking arbitration to determine whether an incorrect payment was made.

      15.5. EFFECT OF TERMINATION.

            15.5.1 Immediately upon termination of this Agreement as to any HMO Subsidiary, such HMO Subsidiary shall notify Members subject to this Agreement of such termination.

            15.5.2 APS shall cooperate with an HMO Subsidiary as to which this Agreement has been terminated or such HMO Subsidiary's new mental health and substance abuse vendor ("Vendor") in transitioning the care and management of Members in treatment on the date of such termination. The HMO Subsidiary shall or shall require Vendor to take and maintain the records in APS's possession upon such terms and conditions as are agreed to an HMO Subsidiary, Vendor and APS, but which grant APS subsequent access to such records.

            15.5.3 With respect to MHSA Services after the effective date of termination of this Agreement:

            a. OUTPATIENT MHSA SERVICES. APS has no obligation to provide or arrange for the provision of outpatient MHSA Services after the effective date of termination of this Agreement.

            b. INPATIENT MHSA SERVICES. In the event a Member was admitted to a hospital pursuant to the terms of this Agreement prior to the effective date of termination, APS shall continue to provide and arrange for the provision of inpatient MHSA Services after the effective date of termination until the earlier of the date of the Member's discharge or the date on which APS recommends discharge or the date on which Member's coverage ceases under a Benefit Contract, provided, however, that CHC shall be financially liable for the payment of such inpatient MBSA Services.

            15.5.4 Termination of this Agreement by CHC or any HMO Subsidiary pursuant to SECTION 15.2.3 OR 15.2.4 shall be deemed to be a termination for breach of this Agreement by APS. In the event of a termination of this Agreement pursuant to SECTION 15.2.1. 15.2.3 OR 15.2.4, the terminating party shall retain all of its respective rights and remedies in respect of any breach of this Agreement arising prior to such termination, including, without limitation, its right to recover damages. Notwithstanding anything to the contrary contained in this Agreement, if at any time APS terminates this Agreement pursuant to SECTION
15.2.2 as to CHC, any HMO Subsidiary or any Operating Unit, (i) APS' s sole and exclusive remedy in respect of such termination shall be for APSFI to receive, as liquidated damages for such termination, the Capitated Beneficiary Adjustment, if any, payable in respect of such termination pursuant to Section ______ hereof and (ii) neither APSH nor APS shall have any other rights or claims against CHC or any HMO Subsidiary or Operating Unit in respect of such termination or any breach of this Agreement giving rise thereto (other than a breach committed in bad faith); provided, however, that this sentence shall not prevent APS from recovering any payments due and owing under this Agreement in respect of any period prior to the effective date of such termination.

16.   OTHER AGREEMENTS

      16.1. APSH GUARANTEE.

            APSH hereby unconditionally guarantees to CHC and the HMO Subsidiaries the prompt payment of all amounts due hereunder from APS and the prompt performance by APS of all of its obligations hereunder, including, without limitation, APS's obligations to pay claims pursuant to SECTION 6.1 hereof.

      16.2. SERVICES.

      If APSH, directly or indirectly through any subsidiary or affiliate, shall desire to provide or arrange for the provision of mental health and substance abuse services to any person or entity other than pursuant to this Agreement, it shall do so only in one of the following manners: (I) APSFI OR APS shall provide or arrange FOR THE provision of such services; or (ii) a wholly owned direct or indirect subsidiary of APSFI or APS shall provide or arrange for the provision of such services, provided that such subsidiary guarantees the obligations of APS hereunder to the same extent as the APSH guarantee set forth in SECTION 16.1 pursuant to an agreement reasonably acceptable to CHC.

      16.3. COMMISSION FOR NEW BUSINESS.

            16.3.1. COMMISSION. As an incentive for CHC and its affiliates to increase the number of Members covered under this Agreement or participating in managed behavioral health care plans and products or Employee Assistance Plans ("EAP") administered by APS, APS shall pay CHC a commission (the "Commission") based on New Company Business obtained during the term of this Agreement. The Commission shall be paid in cash during the term of this Agreement on an annual basis no later than one hundred and twenty (120) days after the end of the calendar year to which the Commission relates. The Commission for each item of New Company Business shall equal (A) three percent (3 %) of direct annual revenues recognized by APS for such item for the calendar year in which such item of New Company Business commences, (B) one and one-half percent (1.5%) of such direct annual revenues recognized by APS in the following calendar year, and (C) one-half percent (.5%) of such direct annual revenues recognized by APS in the next following calendar year. The aggregate annual Commission in any year shall equal the sum of Commissions accrued during such year with respect to revenue recognized during such year from each item of New Company Business. For purposes of this SECTION 16.3.1, "NEW COMPANY BUSINESS" shall mean new business of APS arising from (X) the addition of a CHC Acquired Person that becomes a party or subject to this Agreement or (Y) the addition of any new customer of any affiliate of CHC (other than any HMO Subsidiary) as a new managed behavioral health care or EAP client of APS, in each case other than (i) non-commercial new business such as Medicare, Medicaid, or CHAMPUS business or (ii) new business sold by CHC's Healthcare Network Sales Unit ("HNS").

            16.3.2. AGREEMENT WITH HNS. After the Commencement Date, APSH and APS shall negotiate in good faith with CHC with respect to an agreement to be entered into between APS and CHC pursuant to which HNS would sell EAP and managed behavioral health care products offered or administered by APS OR BY APSFI (directly or indirectly (other than through APS)). Such agreement would provide, among other things, that CHC would receive compensation appropriate to cover a portion of HNS overhead costs plus incentive compensation costs associated with the sale of such products by HNS, which compensation would be negotiated by the parties in good faith.

17.   MISCELLANEOUS

      17.1. AMENDMENT.

      This Agreement may be amended only in writing and the amendment must be executed by all parties to be bound by the amendment. If an amendment is to apply only to one or more specified HMO Subsidiaries, it need only be signed by such HMO Subsidiary or Subsidiaries and by APS, APSH and CHC.

      17.2. ASSIGNMENT

            17.2.1. GENERALLY. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and permitted assigns. None of APS, APSH, CHC or any HMO Subsidiary may assign any of its rights and responsibilities under this Agreement to any person or entity without the prior written consent of the other parties which consent shall not be unreasonably withheld; provided, however, that (i) CHC may assign all of its rights and obligations under this Agreement to any affiliate of CHC that has a net worth (determined in accordance with GAAP based upon the most recently prepared financial statements of such affiliate) of at least $100,000,000 immediately before giving effect to such assignment, in which case CHC shall be released from all liabilities and obligations under this Agreement and (ii) APS, CHC or any HMO Subsidiary may assign all of its rights and obligations under this Agreement to its successor in a Change of Control Transaction relating to such party.

            17.2.2. APS CHANGE OF NAME. The parties acknowledge that APS will change its corporate name as soon as practicable after the Commencement Date. For a period of three months after the Commencement Date, APS shall have the right to continue to use the existing printed materials listed on ATTACHMENT H containing the names "APS" and "Principal Behavioral Health Care," for purposes of distribution to Members.

      17.3. ENTIRE AGREEMENT.

      This Agreement, including the Attachments hereto, constitutes the entire agreement among the parties hereto in regard to its subject matter and supersedes all prior understandings, agreements, negotiations and discussions, whether oral or written, with respect thereto.

      17.4. RELATIONSHIP BETWEEN THE PARTIES.

      The relationship among APS, APSH, CHC and the HMO Subsidiaries is solely that of independent contractors, and nothing in this Agreement or otherwise shall be construed or deemed to create any other relationship, including one of employment, agency or joint venture.

      17.5. TERMINATION OF MEMBERS.

      Subject to any restrictions in the Benefit Contracts, each HMO Subsidiary shall act promptly to disenroll Members who meet criteria for termination.

      17.6  GOVERNING LAW.

      This Agreement shall be governed and construed in accordance with the laws of the State of Maryland, without regard to conflict of laws principles thereof.

      17.7  NOTICES.

      Any notice under this Agreement shall be in writing and hand-delivered or sent by prepaid, first class mail to the addresses and addressees identified below, except as otherwise provided in the Agreement. The addresses and addressees to which notices are sent for either party may be changed by proper notice.

            if to CHC:

            Coventry Health Care, Inc.
            6705 Rockledge Dr. Suite 900
            Bethesda, MD 20817
            Attn: Corporate Counsel
            Telephone: 301-581-5600
            Telecopier: ________

            If to APS or APSH:

            APS Healthcare, Inc.
            One Democracy Plan
            6701 Democracy Boulevard, Suite 555
            Bethesda, Maryland 20817
            Attn: Kenneth A. Kessler, M.D.
            Telephone: 301-530-4222
            Telecopier: 301-530-0426

            With a copy (which shall not constitute notice) to:

            Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
            11911 Freedom Drive, Suite 400
            Reston, VA 20190
            Attn: Scott Meza, Esq.
            Telephone: 703-464-4800
            Telecopier:703-464-4895

            If to an HMO Subsidiary, to the address listed on the signature page.

      17.8. CONFIDENTIALITY OF PROPRIETARY INFORMATION.

      The parties acknowledge that in the course of the operations of this Agreement, information of each party may be disclosed which reflects its expertise regarding the management, programming, or delivery of services ("Proprietary Information"). Such information shall be deemed Proprietary information if so identified by the disclosing party. The parties agree not to use or disclose to any other person, firm, organization or company any

Proprietary Information of the other party, without the prior written consent of the disclosing party, except to the extent required by applicable law.

      17.9. ANNOUNCEMENTS.

      No news release or other public disclosure of the matters covered by this Agreement (including notification as to the change of APS's name or other communications to Members or MHSA Providers or Participating Providers regarding the sale of APS to APSH) shall be made by or on behalf of any party hereto without the express written consent of the other party hereto, which consent shall not be unreasonably withheld. The parties shall consult with one another in advance concerning the form and substance of any press release or other public disclosure of the matters covered by this Agreement (including those referred to above) and shall make a diligent effort to prohibit shareholders, members, directors, officers, partners, employees or advisors from granting press interviews or engaging in similar actions that would result in public disclosure of such matters. Notwithstanding anything to the contrary contained herein, either party may make any disclosure to which the parties agree in writing or which such party deems necessary or advisable in order to fulfill such party's disclosure obligations required by applicable law or regulations. The party making such announcement shall give written notice of such disclosure to the other party promptly after such disclosure.

      17.10. ATTACHMENTS.

      The Attachments to this Agreement shall be construed with and as integral parts of this Agreement to the same extent as if they were set forth verbatim herein; PROVIDED, HOWEVER, that in the event of any conflict between any such Attachment and this Agreement, this Agreement shall control.

      17.11. HEADINGS; CERTAIN RULES OF CONSTRUCTION.

      The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement. The terms "herein," "hereof," "hereunder" and any similar terms used In this Agreement refer to this Agreement as a whole and not to any particular Section or other provision hereof. The terms "including" or "include" shall mean "including, without limitation," or "include, without limitation," as the case may be.

      17.12. NO WAIVER.

      No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement shall impair any such right, power or privilege or be constitute as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.

      17.13. COUNTERPARTS.

      This Agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute one and the same instrument.

      17.14. OTHER DEFINITIONAL PROVISIONS.

      References to "Sections" shall be to Sections of this Agreement unless otherwise specifically provided. Any of the terms defined in this Agreement may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. Any reference herein to any agreement, document or instrument, including, without limitation, this Agreement, and any Attachments hereto, unless expressly noted otherwise, shall be a reference to each such agreement, document or instrument as the same may be amended, restated, supplemented or otherwise modified from time to time to the extent permitted hereunder.

      17.15. AMENDMENT OF AGREEMENT TO REFLECT CHANGE IN MARYLAND LAW

      In connection with certain changes enacted to the Maryland Health General Code by the Maryland Legislature in its 2000 legislature session, the parties hereto have entered into that certain Fifth Amendment to the Behavioral Health Services Agreement, dated as of January 1, 2001, a copy of which is attached hereto as ATTACHMENT J and is incorporated herein by reference.

THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION THAT MAY BE ENFORCED BY THE PARTIES.

            IN WITNESS WHEREOF, the parties have cause this Behavioral Health Services Agreement to be executed on their behalf as of the date set forth above.

                                          COVENTRY HEALTH CARE, INC.


                                          By: /s/ Thomas McDonough
                                              ---------------------------------
                                          Name: Thomas McDonough
                                                -------------------------------
                                          Title: Chief Operating Officer
                                                 ------------------------------


                                          By:
                                              ---------------------------------
                                          Name:
                                                -------------------------------
                                          Title:
                                                 ------------------------------


                                          APS HEALTHCARE BETHESDA, INC.


                                          By: /s/ Kenneth A. Kessler
                                              ---------------------------------
                                          Name: Kenneth A. Kessler
                                                -------------------------------
                                          Title: CEO
                                                 ------------------------------


                                          APS HEALTHCARE, INC.


                                          By: /s/ Kenneth A. Kessler
                                              ---------------------------------
                                          Name: Kenneth A. Kessler
                                                -------------------------------
                                          Title: CEO
                                                 ------------------------------


                                          HMO SUBSIDIARIES

                                          EXECUTED ON ATTACHED SIGNATURE PAGE

WITH RESPECT TO ATTACHMENT B:

                                     COVENTRY HEALTH CARE OF DELAWARE, INC.


                                     By: /s/ Thomas McDonough
                                         ---------------------------------
                                     Name: Thomas McDonough
                                           -------------------------------
                                     Title: COO
                                            ------------------------------


                                     COVENTRY HEALTH CARE OF LOUISIANA, INC.


                                     By: /s/ Thomas McDonough
                                         ---------------------------------
                                     Name: Thomas McDonough
                                           -------------------------------
                                     Title: COO
                                            ------------------------------


                                     COVENTRY HEALTH CARE OF NEBRASKA, INC.


                                     By: /s/ Thomas McDonough
                                         ---------------------------------
                                     Name: Thomas McDonough
                                           -------------------------------
                                     Title: COO
                                            ------------------------------


                                     COVENTRY HEALTH CARE OF GEORGIA, I C.


                                     By: /s/ Thomas McDonough
                                         ---------------------------------
                                     Name: Thomas McDonough
                                           -------------------------------
                                     Title: COO
                                            ------------------------------


                                     COVENTRY HEALTH CARE OF IOWA, INC.


                                     By: /s/ Thomas McDonough
                                         ---------------------------------
                                     Name: Thomas McDonough
                                           -------------------------------
                                     Title: COO
                                            ------------------------------


                                     COVENTRY HEALTH CARE OF KANSAS, INC.


                                     By: /s/ Thomas McDonough
                                         ---------------------------------
                                     Name: Thomas McDonough
                                           -------------------------------
                                     Title: COO
                                            ------------------------------

                                     COVENTRY HEALTH CARE OF THE CAROLINAS, INC.




                                     By: /s/ Thomas McDonough
                                         ---------------------------------
                                     Name: Thomas McDonough
                                           -------------------------------
                                     Title: COO
                                            ------------------------------

                                  ATTACHMENT A

                            ORIGINAL HMO SUBSIDIARIES

Coventry Health Care of the Mid-Atlantic, Inc.

Coventry Health Care of Delaware, Inc.

Coventry Health Care of Florida, Inc.

       o    Jacksonville
       o    Orlando
       o    Pensacola
       o    South Florida
       o    Tampa

Coventry Health Care of Louisiana, Inc.

Coventry Health Care of Nebraska, Inc.

Coventry Health Care of Illinois, Inc.

       o    St. Louis

Coventry Health Care of Indiana, Inc.

Coventry Health Care of Georgia, Inc.

Coventry Health Care of Iowa, Inc.

Coventry Health Care of Kansas City, Inc.

       o    Kansas City
       o    Wichita
       o    St. Louis

Coventry Health Care of St. Louis, Inc.

Coventry Health Care of North Carolina, Inc.

Coventry Health Care of Kansas, Inc.

                            CURRENT HMO SUBSIDIARIES

Coventry Health Care of Delaware, Inc.

Coventry Health Care of Louisiana, Inc.

Coventry Health Care of Nebraska, Inc.

Coventry Health Care of Georgia, Inc.

Coventry Health Care of Iowa, Inc.

Coventry Health Care of Kansas, Inc.

      o     Kansas City
      o     Wichita

Coventry Health Care of the Carolinas, Inc.

                                  ATTACHMENT B
                              See Attached Schedule

                          Coventry Contract Rates (All Changes Effective 1/1/03)
-----------------------------------------------------------------------------------------------------------
                                                                                     -11.14%        4.50%
                                                                                   $[**] MILL      INCREASE
                                                                      CURRENT       REDUCTION     EFFECTIVE
PLAN                             PRODUCT                               RATES         JAN-03        JAN 03
-----------------------------------------------------------------------------------------------------------
Coventry Health Care of
Delaware, Inc.
                          HMO LARGE GROUP
                          Delaware Gold                                $ [**]        $ [**]        $ [**]
                          Delaware Gold 10                             $ [**]        $ [**]        $ [**]
                          Delaware Green 10                            $ [**]        $ [**]        $ [**]
                          Delaware Green 15                            $ [**]        $ [**]        $ [**]
                          Delaware Secure I                            $ [**]        $ [**]        $ [**]
                          Delaware Secure II                           $ [**]        $ [**]        $ [**]
                          Delaware Secure 15                           $ [**]        $ [**]        $ [**]
                          Delaware Select                              $ [**]        $ [**]        $ [**]
                          Delaware Select 10                           $ [**]        $ [**]        $ [**]
                          Delaware Silver                              $ [**]        $ [**]        $ [**]
                          Delaware Silver 10                           $ [**]        $ [**]        $ [**]
                          National Gold                                $ [**]        $ [**]        $ [**]
                          HMO SMALL GROUP
                          Delaware SG Standard                         $ [**]        $ [**]        $ [**]


                          DELAWARE MAX CHOICE PLANS
                          Z-1 & Z-7                                    $ [**]        $ [**]        $ [**]
                          Z-12                                         $ [**]        $ [**]        $ [**]
                          Z-13                                         $ [**]        $ [**]        $ [**]
                          Z-19                                         $ [**]        $ [**]        $ [**]
                          Z-24                                         $ [**]        $ [**]        $ [**]

                          Non Serious Mental Health 80% (1)            $ [**]        $ [**]        $ [**]
                          Non Serious Mental Health 50% (1)            $ [**]        $ [**]        $ [**]
                          Substance Abuse 80% (1)                      $ [**]        $ [**]        $ [**]
                          Substance Abuse 50% (1)                      $ [**]        $ [**]        $ [**]

                          Advantra                                     $ [**]        $ [**]        $ [**]

                          MARYLAND EMPLOYER GROUPS
                          Maryland Employer Group Hi Benefit           $ [**]        $ [**]        $ [**]
                          Maryland Employer Group Low Benefit          $ [**]        $ [**]        $ [**]

                          MEDICAID
                          Medicaid AFDC                                $ [**]        $ [**]        $ [**]
                          Medicaid-SSI                                 $ [**]        $ [**]        $ [**]
                          STATE EMPLOYEES
                          State                                        $ [**]        $ [**]        $ [**]
-----------------------------------------------------------------------------------------------------------

Omitted portions are denoted by [**] and have been filed separately with the Commission.

                          Coventry Contract Rates (All Changes Effective 1/1/03)
-----------------------------------------------------------------------------------------------------------
                                                                                     -11.14%        4.50%
                                                                                    $[**] MILL    INCREASE
                                                                      CURRENT       REDUCTION     EFFECTIVE
PLAN                             PRODUCT                               RATES         JAN-03        JAN 03
-----------------------------------------------------------------------------------------------------------
Coventry Health Care of Georgia,
Inc.                      Base MHSA                                    $ [**]        $ [**]        $ [**]
                          High Option (2)                              $ [**]        $ [**]        $ [**]
                          Low Option (2)                               $ [**]        $ [**]        $ [**]
                          Wellstar                                     $ [**]        $ [**]        $ [**]
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Coventry Health Care of Iowa,
Inc.                      Hi                                           $ [**]        $ [**]        $ [**]
                          LO                                           $ [**]        $ [**]        $ [**]
                          Fed Emp                                      $ [**]        $ [**]        $ [**]
                          ASO                                          $ [**]        $ [**]        $ [**]
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Coventry Health Care of Kansas,
Inc.
      KANSAS CITY (INCLUDING KAISER)
                          HMO                                          $ [**]        $ [**]        $ [**]
                          P0S-Hi                                       $ [**]        $ [**]        $ [**]
                          POS-Lo                                       $ [**]        $ [**]        $ [**]
                          Kaiser Non Med                               $ [**]        $ [**]        $ [**]
                          Kaiser Federal                               $ [**]        $ [**]        $ [**]
                          Kaiser Med + Choice                          $ [**]        $ [**]        $ [**]
                          KaiserMed+Choice < 65                        $ [**]        $ [**]        $ [**]
                          ASO                                          $ [**]        $ [**]        $ [**]

      WICHITA
                          HMO                                          $ [**]        $ [**]        $ [**]
                          POS                                          $ [**]        $ [**]        $ [**]
                          Raytheon-HMO                                 $ [**]
                          Raytheon-Phone                               $ [**]
                          ASO                                          $ [**]        $ [**]        $ [**]
-----------------------------------------------------------------------------------------------------------

Omitted portions are denoted by [**] and have been filed separately with the Commission.

                          Coventry Contract Rates (All Changes effective 1/1/03)
-----------------------------------------------------------------------------------------------------------
                                                                                     -11.14%        4.50%
                                                                                    $[**] Mill    Increase
                                                                      Current       Reduction     Effective
Plan                             Product                               Rates         Jan-03        Jan 03
-----------------------------------------------------------------------------------------------------------
Coventry Health Care of
Louisiana, Inc.           Hi                                           $ [**]        $ [**]        $ [**]
                          Hi w/Out of Network                          $ [**]        $ [**]        $ [**]
                          Lo                                           $ [**]        $ [**]        $ [**]
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Coventry Health Care of
Nebraska, Inc.            Hi                                           $ [**]        $ [**]        $ [**]
                          LO                                           $ [**]        $ [**]        $ [**]
                          ASO                                          $ [**]        $ [**]        $ [**]
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Coventry Health Care of
North Carolina, Inc.                                                   $ [**]        $ [**]        $ [**]
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
PFG                                                                    $   --        $   --
-----------------------------------------------------------------------------------------------------------

*Does not include rate adjustment for Parity

1 - Plan shall pay provider the capitated per member per month rate set forth above for employer groups domiciled in the state of Delaware. Plan shall compute the capitation rate based on the following formula:

Serious Mental Health capitation rate (based on the group's standard benefit plan)
+
Non-Serious Mental Health Illness Capitation Rate (based on the group's mental health rider)
+
Substance Abuse Capitation Rate (based upon the group's mental health rider)

In the event the group has not selected non-serious mental health illness and Substance Abuse Coverage; Plan shall pay Provider only for Serious Mental Health coverage. If the group has coverage with another mental health vendor besides Provider, Plan shall make no capitation payments to Provider.

2 - If these options are elected, these rates shall be added to the Base MHSA.

Note: Any other products or rates in existence and effective as of December 31, 2001 but not listed on this Attachment B, will, as of January 1, 2003, go down by 11.14% and then go up by 4.5%.


Omitted portions are denoted by [**] and have been filed separately with the Commission.

                                  ATTACHMENT C

                     EXCLUSIONS FROM MHSA SERVICES ADDENDUM

The following do not constitute MHSA Services. Provision of these services shall remain the sole responsibility of Company or the Sponsor to the extent that they are Covered Services under a Enrollee's Benefit Contract.

1. Treatment rendered in connection with illnesses classified in ICD-9-CM and in DSM-111R as delineated in the table below. Provided, however, initial assessment and/or differential diagnosis of the illnesses listed below, and treatment for Enrollees who have additional diagnoses that can be treated separately from the primary diagnosis shall not be excluded.

DISEASE CATEGORY                         ICD-9 CM                               DSM-111-R
Dementias and other Organic              290.0 - 200.9, 291.2,                  290.0 - 290.43,
Disorders                                292.82, 293 - 294.9,                   291.20, 292.82, 293
                                         310 - 310.9                            294.80, 310.10

Nicotine and Caffeine Use
Problems                                 305.1                                  305.10, 305.90

Neurological Disorders                   299 - 299.9, 307.23,                   299, 299.8,
                                         315 - 319.9, 317 - 319                 307.23, 315 - 315.9,
                                                                                317 - 319

Conduct and Impulse Control              312-312.9, 313.81,                     312 - 312.34,
Disorders                                314.2                                  312.90, 313.81

Antisocial Personality Disorder          301.7                                  301.7

Paraphilias                              302 - 301.53, 302.8 -                  302.20 - 302.50,
                                         302.84, 302.89                         302.81 - 302.84,
                                                                                302.89

Insomnia and Other Sleep
Disorders                                780.5 - 700.59                         307.4 - 307.47,
                                                                                780.5,780.54

2. Conditions not subject to favorable Modification according of psychiatric care. to generally accepted standards

3. Relationship, marriage, academic and other counseling when not attributable to a mental disorder (eg: V-Codes).

4. Treatment for pain with physiological origins, unless APS determines such pain has psychological or psychosomatic components.

5. Psychiatric or psychological examinations, testing, or treatments for purposes of school evaluations; marriage; adoption; medical research; obtaining or maintaining employment, a License, insurance or other official document; or solely relating to judicial or administrative proceedings.

6. Services and treatment provided in connection with or to comply with involuntary commitments, police detentions and other similar arrangements, unless authorized by APS as Medically Necessary MHSA Services.

7. Treatment of Enrollees who are out of the Service Area, except for Emergency MHSA Services.

8. Experimental, investigational, controversial or unproven services, treatments, devices, or pharmacological regimens as determined by APS, including services utilizing methadone treatment, L.A.A.M., Cyclazocine or their equivalents.

9. Prescription medications, speech therapy, radiology fees and laboratory fees for outpatient treatment. MHSA Providers will utilize HMO Subsidiary participating laboratories and will authorize radiology services through the applicable HMO Subsidiary.

10. Services for Enrollees who are consciously and deliberately non-compliant with APS recommended treatment, when such noncompliance is not a direct result of a psychiatric illness.

11. Transportation, by Ambulance or other means, except for inter-hospital transportation authorized by APS.

                                 ATTACHMENT D-1

                           GOAL PERFORMANCE STANDARDS

----------------------------------------------------------------------------------------------
                                        A. CUSTOMER/CLIENT
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
      SERVICE                  STANDARDS             FREQ    BY HMO    PENALTY     DEFICIENT
     MEASURES                                                          STANDARD     RESPONSE
----------------------------------------------------------------------------------------------
1. Executive             >= 85% based on 5 point      Y       Yes     $.004pmpm   90 day cure
     Director            Likert scale of                                          period
     Satisfaction        satisfaction and
                         including top three
                         categories of
                         satisfaction.
----------------------------------------------------------------------------------------------
2. HEDIS                 APS to provide CHC with:     Y       Yes     $.004pmpm   30 day cure
     Data                A. Applicable MH/SA                                      period
                            monthly encounter
                            data, and
                         B. HEDIS hybrid method
                            data for Ambulatory
                            Follow-up measure
                            annually by June 1.
                            CHC to provide APS with
                            discharge data for
                            conducting hybrid method
                            for ambulatory follow-up
                            annually by April 15.
----------------------------------------------------------------------------------------------
3. Customer              Monthly and quarterly        Q       Yes     $.004pmpm   30 day cure
     Reporting           report by                                                period
                         applicable due date
                         (within 30 or
                         45 days as required)
----------------------------------------------------------------------------------------------
4. NCQA:                 Provide support of plan      N/A     Yes     $.004pmpm   30 day cure
     Support to          NCQA accreditation surveys:                              period
     HMO plans           A. UM, CR, TR, RR, AR
     going for              Policies and
     NCQA                   Procedures
     survey              B. Delegation agreements
                         C. One MIHISA related
                            Quality Improvement
                            Activity annually
                            Note: Plan must give
                            APS 6 months prior
                            notice of upcoming
                            survey.
----------------------------------------------------------------------------------------------
5. NCQA or               APS gains MBHO               Y       No      $.004pmpm   90 day cure
     Appropriate         accreditation or completes                               period
     MBHO                annual mock accreditation
     Accrediting         review as MBHO by
     Body                mutually agreed upon
     Readiness           independent consultant,
                         obtains a score of 60,
                         and shares results
                         with CHC.
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                          B. MHSA PROVIDERS
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
      SERVICE                  STANDARDS                FREQ   BY HMO    PENALTY         DEFICIENT
     MEASURES                                                            STANDARD         RESPONSE
----------------------------------------------------------------------------------------------------
1. Provider              >= 85% Compliance based on     Every   No      $.004pmpm       N/A
   Satisfaction          responses to two questions:    two             (Not
   Survey                satisfaction with overall      years           applicable
                         services and satisfaction                      for 1999)
                         with UM process.
                         Top three categories of
                         satisfaction, based on 5
                         point Likert scale, to be
                         included in
                         "satisfied" category.
----------------------------------------------------------------------------------------------------
2. Telephone             < = 60 seconds                 M       No      $.004pmpm       30 day cure
   Answer Speed                                                                         period:
   (telephone
   response)
----------------------------------------------------------------------------------------------------
3. Telephone             < = 10% Rounded to whole       M       No      $.004pmpm       30 day care
   Abandonment           number (Excluded < = 10                                         period
   Rate                  seconds)
----------------------------------------------------------------------------------------------------
4. Claims                95% processed < = 30 days      M       Yes     $.004pmpm       30 day cure
   Processed             or per applicable state                                        period.
   Timely                law
----------------------------------------------------------------------------------------------------
5. Claims Paid           < = 98% of 10% sample          Q       No      $.004pmpm       30 day cure
   Accurately                                                   (By                     period
   (processing                                                  Audit)
   quality)
----------------------------------------------------------------------------------------------------
6. Complaint             A. 80% in 5 working days       M       Yes     A. $.002        30 day cure
   Response              B. 100% in 30 calendar                            pmpm         period
                            days or applicable                          B. $.002
                            state law                                      pmpm
                                                                        Financial
                                                                        penalty
                                                                        for this
                                                                        measure
                                                                        equally split
                                                                        between two
                                                                        measures.
----------------------------------------------------------------------------------------------------
7. Provider              A. Report that demonstrates    Y       Yes     A. $.002        A. None
   Panel:                   that 100% of the APS                           pmpm
   Credentialing            provider network is
   and                      credentialed or                             B. $.002        B. 90 day
   Recredentialing          recredentialed.                                pmpm            cure
   Status                B. CHC will conduct, an                           Financial       period
                            annual provider file                           penalty
                            audit to determine                             for this
                            compliance                                     measure
                            with NCQA standards.                           equally
                            If APS does not obtain                         split
                            a "significant" level of                       between
                            compliance with this                           two
                            audit, will be given a 3                       measures.
                            month cure period before
                            re-audit, if still not
                            at a "significant" APS
                            will have financial
                            penalty.
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                             C. MEMBERS
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
      SERVICE                  STANDARDS                FREQ   BY HMO    PENALTY         DEFICIENT
     MEASURES                                                            STANDARD         RESPONSE
----------------------------------------------------------------------------------------------------
1. Member                >= 85% Survey conducted using  Y       No      $.004pmpm       N/A
   Satisfaction          HEDIS protocols and NCQA                       (Not
   Survey                approved vendor. Compliance                    applicable
   (annual)              based on responses to two                      for 1999)
                         questions; overall
                         satisfaction with APS
                         services and satisfaction
                         with the UM process. Scoring
                         to include top three
                         categories of 5 point Likert
                         scale.
----------------------------------------------------------------------------------------------------
2. Telephone             < = 30 seconds                 M       No      $.004pmpm       30 day cure
   Answer Speed                                                                         period
   (telephone
   response)
----------------------------------------------------------------------------------------------------
3. Telephone             < = 5% rounded to whole        M       No      $.004pmpm       30 day cure
   Abandonment           number (Excluded < = 10                                        period
   Rate                  seconds)
----------------------------------------------------------------------------------------------------
4. Complaint             A. 80% in 5 workings days.     M       Yes     A. $.002        30 day cure
   Response              B. 100% in 30 calendar                            pmpm         period
                            days or applicable state                    B. $.002
                            law                                            pmpm
                                                                        Financial
                                                                        penalty
                                                                        for this
                                                                        measure
                                                                        equally
                                                                        split
                                                                        between two
----------------------------------------------------------------------------------------------------
5. Provider              A. 98% non-life-threatening    SY      Yes     A. $.00l3       90 day cure
   Availability             emergency seen w/in 6 hrs;                     pmpm         period
                         B. 98% urgent need w/in                        B. $.0013
                            48 hrs;                                        pmpm
                                                                        C. $.0013
                         C. 95% routine office                             pmpm
                            visits w/in 10 business                     Financial
                            days                                        penalty for
                                                                        this measure
                                                                        equally split
                                                                        between three
                                                                        measures
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                             C. MEMBERS
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
      SERVICE                  STANDARDS                FREQ   BY HMO    PENALTY         DEFICIENT
     MEASURES                                                            STANDARD         RESPONSE
----------------------------------------------------------------------------------------------------
6. Provider              A. 95% MD-30 miles in          Y       Yes     A. $.0013       90 day cure
   Accessibility            area                                           pmpm         period
                         B. 95% Hospital-30 miles                       B. $.00l3
                            in area                                        pmpm
                         C. 95% PhD/Masters-30 miles                    C. $.0013
                            in area or                                     pmpm
                            applicable state law                        Financial
                                                                        penalty for
                                                                        this measure
                                                                        equally split
                                                                        between three
                                                                        measures.

----------------------------------------------------------------------------------------------------
7. Initial               Annual standard based on       Y       Yes     $.004 pmpm      90 day cure
   Ambulatory            previous year result plus 7%.                                  period
   Follow-up             When get to 95%, then
   Visit                 previous year result
   Scheduled             plus 2%.
   within 30
   days of
   hospital
   discharge
----------------------------------------------------------------------------------------------------

                                     LEGEND

Y  = Annual
Q  = Quarterly
M  = Monthly
SY = Semi-annual

                           EXHIBIT 1 TO ATTACHMENT D-1

                           GOAL-PERFORMANCE STANDARDS
                                   DEFINITIONS

This Exhibit 1 shall govern the implementation of Goal Performance Standards set forth in Attachment D- 1. In the event of conflict between this Exhibit 1 and Attachment D-1, this Exhibit shall control

A.    CUSTOMER/CLIENT

1)    HMO SUBSIDIARY EXECUTIVE DIRECTOR ("ED") SATISFACTION SURVEY:

      GOAL PERFORMANCE STANDARD: >=85% based on 5 point Likert scale of satisfaction and including top three categories of satisfaction.

      DEFINITION: ED satisfaction will be measured annually within 10-14 months of the previous year's survey (conducted in June) and be based on responses to questions regarding ED satisfaction with APS services. Responses to questions #3 and #5 and scoring in the top three categories of a five point Likert scale will be used in calculating the results. Should the denominator (# of responses to survey) be less than five (5) after two reminder phone calls to the ED, the standard does not apply.

      REPORTING CONSTITUTES: Annual report of percentage, including numerator and denominator, of EDs who rate themselves as satisfied with APS services based on survey questions agreed to by the parties.

      REPORTING DATE: Results reported annually in 2nd quarter report for the previous 12 months.

      CURE PERIOD: 90 days commencing with the first day following the end of the applicable reporting period.

2)    HEDIS DATA

      GOAL PERFORMANCE STANDARD: Provide CHC with applicable MHSA data by CHC due date.

      DEFINITION: APS will provide PHC/Coventry with: 1) Monthly encounter data via CD Rom, and 2) HEDIS Hybrid method collected data regarding Ambulatory Follow-up rate data by June 1. CHC will annually provide APS with data regarding discharges from inpatient stays for collecting Hybrid method ambulatory follow-up data at least 6 weeks prior to June 1.

      REPORTING CONSTITUTES: Annual report that APS has delivered HEDIS data, including Hybrid method data.

      REPORTING DATE: Results reported annually in 2nd quarter report of data due to CHC by June 1st. EXCEPTION IS FOR CHC DELAWARE THAT NEEDS DATA ONE WEEK PRIOR TO JUNE 1 IN ORDER TO MEET STATE REGULATIONS.

      CURE PERIOD: 30 days commencing with the first day following the end of the applicable reporting period.

3)    CUSTOMER REPORTING

      GOAL PERFORMANCE STANDARD: Monthly and quarterly report by applicable due date as described in Section 4.8.3 of the Agreement.

      DEFINITION: Submit complete quarterly and monthly reports to CHC by applicable due date of mutually agreed upon Performance Standards. Final grid format and content to be approved by CHC and APS.

      REPORTING CONSTITUTES: Agreed upon Performance Standards grid sent by Fed-Ex on applicable due date.

      REPORTING DATES: February 15 (annual), February 25 (January report), March 25 (February report), April 30 (1st quarter report), May 25 (April report), June 25 (May report), July 30 (2nd quarter report), August 25 (July report), September 25 (August report), October 30 (3rd quarter report),

      November 25 (October report), December 25 (November report).

      CURE PERIOD: 30 days commencing with the first day following the end of the applicable reporting period.

4)    NCQA SUPPORT TO PLANS GOING THROUGH SURVEY

      GOAL PERFORMANCE STANDARD: Provide support of HMO Subsidiary in NCQA accreditation surveys:

            A. UM, CR, TR, RR, AR Policies and Procedures

            B. Delegation agreements

            C. One MHSA related Quality Improvement Activity annually

            NOTE: HMO Subsidiary must give APS 6 months prior notice of upcoming survey.

      DEFINITION: Provide Policies and Procedures for delegated NCQA standards, Delegation Agreements, one completed MH/SA-related clinical Quality Improvement Activity three months prior to survey. HMO Subsidiary must give APS 6 months prior notice of survey.

      REPORTING CONSTITUTES: APS to report monthly status of notification by Health Plan of upcoming NCQA survey. In the event a HMO Subsidiary notifies APS of an upcoming survey, APS will report provision of documentation described in the standard in the monthly report.

      REPORTING DATE: N/A

      CURE PERIOD: 30 days commencing with the first day following the end of the applicable reporting period.

5)    NCQA OR APPROPRIATE MBHO ACCREDITING BODY READINESS

      GOAL PERFORMANCE STANDARD: APS gains MBHO accreditation or completes annual mock accreditation review as MBHO by mutually agreed upon independent consultant, obtains a score of 60 on the mock review, and shares results with CHC.

      DEFINITION: APS gains MBHO accreditation or completes annual mock accreditation review as MBHO by mutually agreed upon independent consultant, obtains a score of 60 on the mock review, and shares results with CHC.

      REPORTING CONSTITUTES: APS submits results of annual mock accreditation review, including score, to CHC QI Director or designee.

      REPORTING DATE: Results reported annually in annual report.

      CURE PERIOD: 90 days commencing with the first day following the end of the applicable reporting period.

B.    PROVIDERS

1)    PROVIDER SATISFACTION SURVEY

      GOAL PERFORMANCE STANDARD: >=85% Satisfaction Rate

      Compliance based on responses to two questions: satisfaction with overall services and satisfaction with UM process. Top three categories of satisfaction, based on 5 point Likert scale, to be included in "satisfied" category.

      DEFINITION: Provider Satisfaction Survey conducted every two years.

      REPORTING CONSTITUTES: Percentage that results from the following:

      NUMERATOR: Number of providers who express satisfaction (including top three categories of five point Likert scale) on both of the following survey questions:

            o     Overall satisfaction with APS services, and

            o     Satisfaction with the UM process

      DENOMINATOR: Total number of providers who respond to the survey question.

      REPORTING DATE: Results reported every two years in the annual report beginning on February 15, 2000 for provider satisfaction survey conducted in 1999. Survey questions shall be agreed to by the parties.

      CURE PERIOD: N/A

      PLEASE NOTE: Results for 1999 are not subject to penalty.

2)    TELEPHONE ANSWER SPEED

      GOAL PERFORMANCE STANDARD: < = 60 seconds average speed to answer.

      DEFINITION: Monthly report of average speed to answer of provider lines.

      REPORTING CONSTITUTES: Average number of seconds for a live APS staff member to answer provider calls.

      REPORTING DATE: Results reported monthly on due date of monthly, quarterly, or annual report.

      CURE PERIOD: 30 days commencing with the first day following the end of the applicable reporting period.

3)    TELEPHONE ABANDONMENT RATE

      GOAL PERFORMANCE STANDARD: < = 10% abandoned calls rounded to whole number (Excluding calls of < = 10 seconds)

      DEFINITION: Monthly report of percentage of provider calls abandoned excluding those abandoned in the first 10 seconds.

      REPORTING CONSTITUTES: Provider calls abandoned/Provider calls incurred over the month.

      REPORTING DATE: Results reported monthly on due date of monthly, quarterly, or annual report.

      CURE PERIOD: 30 days commencing with the first day following the end of the applicable reporting period.

4)    CLAIMS PROCESSED TIMELY

      GOAL PERFORMANCE STANDARD: 95% of claims processed < = 30 days or per applicable state law

      DEFINITION: Monthly report of percentage of all claims processed in
      < = 30 days. Date of receipt to date processed is < = 30 days or as per applicable state law.

      REPORTING CONSTITUTES: Percentage of all claims processed in < = 30 days or as per applicable state law.

      REPORTING DATE: Results reported monthly on due date of monthly, quarterly, or annual report.

      CURE PERIOD: 30 days commencing with the first day following the end of the applicable reporting period.

5.    CLAIMS PAID ACCURATELY

      GOAL PERFORMANCE STANDARD: > = 98% accuracy rate based on 10% sample

      DEFINITION: Quarterly report of percentage of claims, based on an internal audit of a sample of all claims, that are paid accurately.

      REPORTING CONSTITUTES: Percentage that results from the following: Number of accurately paid claims/Number of claims sampled.

      REPORTING DATE: Results reported quarterly on due date of quarterly or annual report.

      CURE PERIOD: 30 days commencing with the first day following the end of the applicable reporting period.

6)    COMPLAINT RESPONSE

      GOAL PERFORMANCE STANDARD:

      A. 80% complaint response rate in 5 working days

      B. 100% complaint response rate in 30 calendar days or applicable state law

      DEFINITION: Complaint response is defined as a response to the provider (if they request that they receive a response; some members/providers do not wish to be called back and this is documented) regarding the disposition of the complaint following the investigation of the complaint. Measure to be reported monthly.

      REPORTING CONSTITUTES: Percentage (including and numerator and denominator) that results from the following: Number of provider complaints responded to within 5 working and 30 calendar days/ Total number of provider complaints responded to within the month.

      REPORTING DATE: Results reported monthly on due date of monthly, quarterly, or annual report.

      CURE PERIOD: 30 days commencing with the first day following the end of the applicable reporting period.

7)    PROVIDER PANEL: CREDENTIALING AND RECREDENTIALING STATUS
      GOAL PERFORMANCE STANDARD:

      A. Report that demonstrates that 100% of the APS provider network is credentialed or recredentialed.

      B. CHC will conduct, an annual provider file audit to determine compliance with NCQA standards. If APS does not obtain a "significant" level of compliance with this audit, APS will be given a 3 month cure period before re-audit. If still not at a "significant" APS will have financial penalty.

      DEFINITION:

      A. Annual report of the Re/Credentialing status of all MHSA providers consists of the following:

            Total # of Practitioners/Providers

            # of Practitioners/Providers Recredentialed Previous Year (i.e., All
            1998)

            # of Practitioners/Providers Recredentialed Current Year (i.e., All
            1999)

            # of Practitioners/Providers Credentialed Current Year (i.e., All
            1999)

            Total # of Practitioners as of 1/1/00

      B. Additionally, CHC will conduct an annual provider file audit in order to assess APS compliance with NCQA credentialing and recredentialing standards. IF APS does not obtain a score of "significant" (as defined by NCQA) on the file audit section of this measure, APS will have three months in which to "cure" this deficiency. If APS fails to cure this deficiency within three months, a financial penalty will be incurred.

      REPORTING CONSTITUTES:

      A. See contents of report described in definition A above.

      B. No reporting required.

      REPORTING DATE:

      A. Results reported annually in annual report.

      B. No reporting required.

      CURE PERIOD:

      A. None

      B. 90 days commencing with the first day following the end of the applicable reporting period.

C.    MEMBERS

1)    MEMBER SATISFACTION SURVEY

      GOAL PERFORMANCE STANDARD: >=85% Member satisfaction rate.

      Survey conducted using HEDIS protocols and NCQA approved vendor. Compliance based on responses to two questions; overall satisfaction with APS services and satisfaction with the UM process. Scoring to include top three categories of 5 point Likert scale.

      DEFINITION: Member Satisfaction survey conducted annually using HEDIS protocol and conducted by NCQA certified organization.

      REPORTING CONSTITUTES: Percentage that results from the following:

      NUMERATOR: Number of members who express satisfaction (including the top three categories of response of the five point Likert scale)on both of the following survey questions:

            o     Overall satisfaction with APS services, and

            o     Satisfaction with the UM process

      DENOMINATOR: Total number of members who respond to the survey question.

      REPORTING DATE: Results reported annually in the annual report. Survey questions to be agreed to by parties.

      CURE PERIOD: N/A

      PLEASE NOTE: Results for 1999 are not subject to penalty.

2)    TELEPHONE ANSWER SPEED

      GOAL PERFORMANCE STANDARD: < = 30 seconds average speed to answer.

      DEFINITION: Monthly report of average speed to answer of member lines.

      REPORTING CONSTITUTES: Average number of seconds for a live APS staff member to answer member calls

      REPORTING DATE: Results reported monthly on due date of monthly, quarterly, or annual report.

      CURE PERIOD: 30 days commencing with the first day following the end of the applicable reporting period.

3)    TELEPHONE ABANDONMENT RATE

      GOAL PERFORMANCE STANDARD: < = 5% abandoned calls rounded to whole number (Excluding calls of < = 10 seconds)

      DEFINITION: Monthly report of percentage of member calls abandoned excluding calls abandoned in the first 10 seconds.

      REPORTING CONSTITUTES: Member calls abandoned/Member calls incurred over the month.

      REPORTING DATE: Results reported monthly on due date of monthly, quarterly, or annual report.

      CURE PERIOD: 30 days commencing with the first day following the end of the applicable reporting period.

4)    COMPLAINT RESPONSE

      GOAL PERFORMANCE STANDARD:

      A. 80% complaint response in 5 working days,

      B. 100% complaint response in 30 calendar days or applicable state law

      DEFINITION: Complaint response is defined as a response to the member (if they request that they receive a response; some members do not wish to be called back and this is documented) regarding the disposition of the complaint following the investigation of the complaint. Measure reported monthly.

      REPORTING CONSTITUTES: Percentage (including and numerator and denominator) that results from the following: Number of member complaints responded to within 5 working and 30 calendar days/ Total number of member complaints responded to within the month

      REPORTING DATE: Results reported monthly on due date of monthly, quarterly, or annual report.

      CURE PERIOD: 30 days commencing with the first day following the end of the applicable reporting period.

5)    PROVIDER AVAILABILITY

      GOAL PERFORMANCE STANDARD:

      A. 98% non-life-threatening emergency seen w/in 6 hrs;

      B. 98% urgent need w/in 48 hrs;

      C. 95% routine office visits w/in 10 business days

      DEFINITION: Semi-yearly report of percentage of members for whom care is offered within the timeliness standards for the following levels of treatment urgency:

            o     Non-Life Threatening Emergencies

            o     Urgent

            o     Routine

      REPORTING CONSTITUTES: Percentage that results from the following: Number of Members who were offered an appointment within the timeliness standard for that level of treatment urgency/ Number of Members who were triaged as requiring that level of treatment urgency.

      REPORTING DATE: Results reported in 2nd quarter report and annual report.

      CURE PERIOD: 90 days commencing with the first day following the end of the applicable reporting period.

6)    PROVIDER ACCESSIBILITY GOAL PERFORMANCE STANDARD:

      A. 95% MD-30 miles in area

      B. 95% Hospital-30 miles in area

      C. 95% PhD/Masters-30 miles in area or applicable state law

      DEFINITION: Annual report of the percentage of members who have a provider located within 30 miles. Geo-access will be reported by HMO Subsidiary and based on the active service area for each HMO Subsidiary, excluding membership where providers do not exist. Plan will be required to annually submit a listing of counties in the active service area by August 1st for the purpose of running the geo-access reports.

      REPORTING CONSTITUTES: Percentage that results from the following: The number of members who have access to a hospital, an MD, and a PhD/MSW located within 30 miles, excluding membership where the plan has failed to report the service area by August 1st. Reported annually within the 4th quarter report.

      REPORTING DATE: Results reported annually in annual report.

      CURE PERIOD: 90 days commencing with the first day following the end of the applicable reporting period.

7) INITIAL AMBULATORY FOLLOW-UP VISIT SCHEDULED WITHIN 30 DAYS OF HOSPITAL DISCHARGE

      GOAL PERFORMANCE STANDARD: Annual standard based on previous year result plus 7%. When get to 95%, then previous year result plus 2%.

      DEFINITION: Annual report of the percentage of patients who were hospitalized who had a documented follow-up visit scheduled with a behavioral healthcare practitioner/provider within 30 days of discharge.

      REPORTING CONSTITUTES: Percentage that results from the following: The number of those patients who had an ambulatory follow-up visit scheduled/The number of patients who were hospitalized.

      REPORTING DATE: Results reported annually in annual report.

      CURE PERIOD: 90 days commencing with the first day following the end of the applicable reporting period.

                                 ATTACHMENT D-2
                              TERMINATION STANDARDS

--------------------------------------------------------------------------------
                               A. CUSTOMER/CLIENT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERVICE MEASURES                        MINIMUM STANDARD
--------------------------------------------------------------------------------
2. HEDIS data                           Failure to deliver the applicable MH/SA
                                        data to CHC by June 1, annually
--------------------------------------------------------------------------------
*5. NCQA or Appropriate MBHO            Failure to obtain MBHO accreditation or
    Accrediting Body Readiness          receive score of 60 from annual mock
                                        MBHO accreditation review completed by a
                                        mutually agreed upon independent
                                        consultant. The results are shared with
                                        CHC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  B. PROVIDERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERVICE MEASURES                        MINIMUM STANDARD
--------------------------------------------------------------------------------
2. telephone Answer Speed               > = 2 minutes for 3 consecutive months.
   (telephone response)
--------------------------------------------------------------------------------
3. Telephone Abandonment Rate           > = 20% for 4 consecutive months;
                                        (Excluded < = 10 seconds)
--------------------------------------------------------------------------------
4. Claims Processed Timely              > = 45 calendar days for 3 consecutive
                                        months or out of compliance with state
                                        law
--------------------------------------------------------------------------------
6. Complaint Response                   < = 70% in 5 working days and < = 80% in
                                        30 calendar days; both in any three
                                        consecutive months or applicable state
                                        law.
--------------------------------------------------------------------------------
7. Provider Panel: Credentialing        A. < = 90% of the APS provider network is
   and Recredentialing Status           credentialed or recredentialed.
                                        B. CHC will conduct an annual provider
                                        file audit to determine compliance with
                                        NCQA standards. If APS does not obtain a
                                        "significant" level of compliance with
                                        this audit, will be given a 3-month cure
                                        period before re-audit. If still not at
                                        a "significant" APS will have financial
                                        penalty. Cure period of 90 days.
--------------------------------------------------------------------------------

*Termination Standard not applicable until 2001.

--------------------------------------------------------------------------------
                                   C. MEMBERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERVICE MEASURES                        MINIMUM STANDARD
--------------------------------------------------------------------------------
2. Telephone Answer Speed               > = 45 seconds for 3 consecutive months
   (telephone response)
--------------------------------------------------------------------------------
3. Telephone Abandonment Rate           > = 20% for 3 consecutive months;
                                        (Excluded < = 10 seconds)
--------------------------------------------------------------------------------
6. Complaint Response                   < = 70% in 5 working days and < = 80% in
                                        30 calendar days - both in any three
                                        consecutive months or applicable state
                                        law.
--------------------------------------------------------------------------------
7. Initial Ambulatory                   < = 50% are scheduled for one (1) year
   Follow-up Visit Scheduled within     period
   30 days of hospital discharge.
--------------------------------------------------------------------------------

*Termination Standard not applicable until 2001.

                          EXHIBIT 1 TO ATTACHMENT D-2

                              TERMINATION STANDARDS
                                   DEFINITIONS

This Exhibit 1 shall govern the implementation of the Termination Standards set forth in Attachment D-2. In the event of conflict between this Exhibit 1 and Attachment D-2, this Exhibit 1 shall control. Set forth below arc the Goal Performance Standards identified on Attachment D- 1 that are subject to Termination Standards. The Termination Standards are identified by cross reference to the applicable Goal Performance Standards.

A.    CUSTOMER/CLIENT

2)    HEDIS DATA

      DEFINITION: Failure to deliver the applicable MWSA data to CHC by June 1, annually, given that CHC provides the discharge data to APS by April 15.

      REPORTING CONSTITUTES: Annual report that APS has delivered HEDIS data, including Hybrid method data.

      REPORTING DATE: Results reported annually in 2nd quarter report of data due to CHC by June 1st.

5)    NCQA OR APPROPRIATE MBHO ACCREDITING BODY READINESS

      DEFINITION: Failure to obtain MBHO accreditation or receive score of 60 from annual mock MBHO accreditation review completed by a mutually agreed upon independent consultant. The results are shared with CHC.

      REPORTING CONSTITUTES: APS submits results of annual mock accreditation review, including score, to Coventry QI Director or designee.

      REPORTING DATE: Results reported annually in annual report.

      CURE PERIOD: 180 days following the cure period identified in Attachment D-1, Exhibit 1.

B.    PROVIDERS

2)    TELEPHONE ANSWER SPEED

      DEFINITION: > = 2 minutes for 3 consecutive months.

      REPORTING CONSTITUTES: Average number of seconds for a live APS staff member to answer provider calls.

      REPORTING DATE: Results reported monthly on due date of monthly, quarterly, or annual report.

3)    TELEPHONE ABANDONMENT RATE

      DEFINITION: > 20% for 4 consecutive months; (Excluded < 10 seconds).

      REPORTING CONSTITUTES: Provider calls abandoned/Provider calls incurred over the month.

      REPORTING DATE: Results reported monthly on due date of monthly, quarterly, or annual report.

4)    CLAIMS PROCESSED TIMELY

      DEFINITION: > = 45 calendar days for 3 consecutive months or out of compliance with state law.

      REPORTING CONSTITUTES: Reported monthly in the following format:

            o # of claims processed in < = 30 days/ Total # of claims received that month, yielding %

            o # of claims processed in < = 45 days/ Total # of claims received that month, yielding %

            o # of claims processed in > = 45 days/ Total # of claims received that month, yielding %

      REPORTING DATE: Results reported monthly on due date of monthly, quarterly, or annual report.

6)    COMPLAINT RESPONSE

      DEFINITION: < = 70% in 5 working days and < = 80% in 30 calendar days; both in any three consecutive months or applicable state law.

      REPORTING CONSTITUTES: Percentage (including and numerator and denominator) that results from the following: Number of provider complaints responded to within 5 working and 30 calendar days/ Total number of provider complaints responded to within the month

      REPORTING DATE: Results reported monthly on due date of monthly, quarterly, or annual report.

7)    PROVIDER PANEL: CREDENTIALING AND RECREDENTIALING STATUS

      DEFINITION:

      A. < = 90% of the APS provider network is credentialed or recredentialed.

      B. CHC will conduct an annual provider file audit to determine compliance with NCQA standards. If APS does not obtain a "significant" level of compliance with this audit, will be given a 3-month cure period before re-audit. If still not at a "significant" APS will have financial penalty. Cure period of 90 days following the cure period identified in Attachment D-1, Exhibit 1.

      REPORTING CONSTITUTES:

      A. See contents of report described in definition A above.

      B. No reporting required.

      REPORTING DATE:

      A. Results reported annually in annual report.

      B. No reporting required.

      CURE PERIOD:

      A. None

      B. 90 days following the cure period identified in Attachment D-l, Exhibit
      1

C.    MEMBERS

2)    TELEPHONE ANSWER SPEED

      DEFINITION: > = 45 seconds for 3 consecutive months.

      REPORTING CONSTITUTES: Average number of seconds for a live APS staff member to answer member calls

      REPORTING DATE: Results reported monthly on due date of monthly, quarterly, or annual report.

3)    TELEPHONE ABANDONMENT RATE

      DEFINITION: > 20% for 3 consecutive months; (Excluded < 10 seconds).

      REPORTING CONSTITUTES: Member calls abandoned / Member calls incurred over the month.

      REPORTING DATE: Results reported monthly on due date of monthly, quarterly, or annual report.

4)    COMPLAINT RESPONSE

      DEFINITION: < = 70% in 5 working days, and < = 80% in 30 calendar days; both in any three consecutive months or applicable state law.

      REPORTING CONSTITUTES: Percentage (including and numerator and denominator) that results from the following: Number of member complaints responded to within 5 working and 30 calendar days/ Total number of member complaints responded to within the month

      REPORTING DATE: Results reported monthly on due date of monthly, quarterly, or annual report.

7) INITIAL AMBULATORY FOLLOW-UP VISIT SCHEDULED WITHIN 30 DAYS OF HOSPITAL DISCHARGE

      DEFINITION: < = 50% are scheduled for one (1) year period.

      REPORTING CONSTITUTES: Percentage that results from the following: The number of those patients who had an ambulatory follow-up visit scheduled / The number of patients who were hospitalized.

      REPORTING DATE: Results reported annually in annual report.

                                  ATTACHMENT E
                                 MIXED SERVICES

                  MEDICAL VS PSYCH CLAIMS PAYING RESPONSIBILITY

A.    HOSPITAL

      The intent of this policy statement is to establish guidelines to help determine responsibility for medically necessary care provided to clients. APS Healthcare Bethesda, Inc. ("APS") will certify care when the primary treatment is psychiatric or substance abuse and being provided by a psychiatrist. Coventry Health Care, Inc. or its individual health plans ("CHC") will certify when the primary treatment is medical or surgical and being provided by a non-psychiatrist physician. Individual physician charges and charges for diagnostics and therapeutics which the physician orders (or causes to be ordered) will be the responsibility of the review agency to which the physician belongs, i.e., APS when the physician is a psychiatrist; CHC when the physician is a non-psychiatrist medical attending.

      The following guidelines will be used in utilization review and in processing claims when the services rendered include a combination of mental health and medical care:

1. When a patient is admitted for the treatment of a medical problem and there is a concomitant psychiatric problem, the medical care rendered will be certified by CHC. If the patient is medically cleared and transferred to a psych unit, APS will assume responsibility at that point. For example, if a patient ingests a toxic substance in a suicide attempt and requires medical care in a ICU, CHC will be responsible for certifying the patient's care until the patient is medically cleared and transferred to a psych unit.

2. When a patient is admitted with multiple diagnoses associated with substance abuse including both mental and medical diagnosis, CHC and APS will be responsible for certifying their respective portions of the hospitalization. For example, if a patient is primarily being admitted and treated for alcoholic hepatitis or pneumonia with a secondary diagnosis of alcohol withdrawal, the care rendered by a non-psychiatrist physician will be ceded by CHC. If the patient is admitted to a designated detox unit or psych unit for detox EVEN IF ATTENDED BY A NON-PSYCHIATRIST PHYSICIAN, APS will be responsible for review. If multiple diagnoses are present, the most critical care should be given, patient stabilized and then transferred to the other service with review being done by each APS and CHC for their respective areas.

3. If a patient is admitted for a medical complaint, but the medical evaluation does not lead to a medical diagnosis and a psychiatric diagnosis is then assigned to the case, subsequent care will be certified by APS. When the patient is transferred to a psych unit and the primary care giver is a psychiatrist, APS will be responsible. For example, if a patient is admitted for evaluation of pain of unknown etiology, but no organic etiology is identified and the patient is then given a diagnosis of psychogenic pain, the care rendered will be reviewed by CHC. If the patient is then transferred to a psych unit, the care will become the certification responsibility of APS.

4. Each party will make reasonable efforts to ensure that the hospitalized patient will receive necessary and appropriate treatment in a facility participating in the Network of the party certifying the primary treatment taking into account appropriate continuity and quality of care.

5. If psych consults are requested by a non-psychiatrist physician, CHC will authorize such consultants. If med/surg consults are requested by a psychiatrist attending, APS will authorize such consultations. The psych consultation will be the financial responsibility of APS and the med/surg consultation will be the financial responsibility of CHC.

6. When a patient is admitted for medical or neurologic problem, but is placed on a psych unit because the patient is a management problem, care will be certified by CHC. For example, in the case where a patient with organic brain syndrome housed on a psych unit for management purposes CHC will review regardless, as to whether the patient is attended by a psychiatrist or a non-psychiatrist physician.

7. On occasion, psychiatric patient will be admitted by a psychiatrist to a Med/Sug unit of a rural hospital without a psych unit. Such hospitalization will be reviewed by APS. CHC providers are not credentialed to provide psych care and will only manage care medically until a credentialed psychiatrist is available.

B.    NEUROPSYCHOLOGICAL SCREENING VS. ASSESSMENT

      Neuropsychological SCREENING can be done by most testing psychologist and is considered a part of standard psychological testing, which is certified by APS. Neuropsychological ASSESSMENT is a time consuming, expensive, series of testing procedures directed at determining special neurological deficits. Neuropsychological assessment is one of several diagnostic procedures used to determine organic brain disease or deficit. Neurologist are in the best position to assess whether such testing would be useful as compared to an EMI scan, EEG, etc. APS recommends that such testing only be approved after neuropsychological consultation and certified by whichever agency is already reviewing the patient care plan irrespective of whether such testing is done on an inpatient or outpatient basis.

C.    CHRONIC PAIN

      APS' position on pain management is that there are two types of chronic pain patients and two types of chronic pain programs developed to meet the different needs of each type of patient.

TYPE A: TRUE CHRONIC PAIN PATIENT

The distinguishing characteristic of this group of patients is that chronic pain is primary and substance dependence is secondary and often iatrogenic. Other distinguishing characteristics sometimes found are listed below.

1. Such patients usually have a relatively benign premorbid history and family history.

2. Such patients often have an objectively verifiable cause for pain and usually a clear-cut single diagnosis.

3. The dependence of such patients on narcotic analgesics develops when no other approach appears to work (or is even tried).

4. "Chronic pain" treatment programs for these patients are generally directed by neurosurgeons, neurologists, physiatrist, or psychiatrists. Treatment approaches range from psychosurgery and cordotomy to transcutaneous nerve stimulation and acupuncture to biofeedback, hypnosis, transcendental medication/yoga, and specific exercise techniques. The primary responsibility for Type A patients is medical (i.e., CHC's). Psychiatric involvement is usually to identify and intervene with Type B patients (see below).

TYPE B: PSEUDO CHRONIC PAIN PATIENT

The distinguishing characteristic of this group of patients is that they are psychiatrically-disturbed patients who are substance abusers (or potential substance abusers) whose complaints of pain appear secondary to their psychiatric problems. Other distinguishing characteristics are listed below.

1. Such patients usually have a premorbid history of previous substance abuse and often a family history of substance abuse.

2. Such patients often do not have pain which is objectively verifiable and their diagnoses are often unclear. Such patients often present multiple pain-related diagnoses to justify the use of narcotic analgesics.

3. Such patients are usually resistant to trying other forms of pain relief, such as those described in the previous section, and sometimes say they will be "forced" into using street drugs unless their physician prescribes narcotic analgesics.

4. Treatment programs (also often called "chronic pain" centers or clinics) are usually under the direction of psychologists or psychiatrists. Although some alternative pain relief treatment modalities may be available, the objective of such programs is generally to help the patient confront his/her substance abuse and addictive personality. Intensive group and individual counseling, urine monitoring and methadone maintenance are used in treatment.

      Type A patients should have access to the appropriate form of treatment available for their chronic pain through the Plan and should be reviewed by CHC. Type B patients are the review responsibility of APS.

D.    BIOFEEDBACK

      Biofeedback is not covered as a primary treatment modality under the mental health benefits. However, an APS provider may use biofeedback as an adjunctive modality (like one might use hypnosis) in the course of an otherwise approved treatment modality in the course of treating a patient with a DSM-III diagnosis, i.e., when biofeedback is used in the treatment of selected patients with anxiety, panic or phobic disorders.

      Biofeedback has been demonstrated to be effective in the treatment of conditions which are primarily medical in nature, such as migraine or tension headache, Raynaud's disease, chronic pain, etc. Although APS endorses the use of biofeedback in such treatment, CHC must review for medical necessity if a nonpsychiatric physician is the prescribing physician.

E.    NON-PSYCHIATRIC PHYSICIANS TREATING DSM III R DIAGNOSES

      Not uncommonly non-psychiatric physicians will treat a patient for a DSM III R diagnosis. Ordinarily such care will occur on an outpatient basis and review will be the responsibility of CHC. On occasion a patient will be admitted for a DSM III R diagnosis to a primary care unit, E.G., eating disorders, chronic pain, substance abuse withdrawal. For example, when a pediatrician is treating an anorexic teenager on a pediatric unit when the patient is in no immediate medical danger, the case will be reviewed by a CHC reviewer who can assess the limits of the pediatrician's competence in treating the primary diagnosis of anorexia nervosa and judge the need for continued hospitalization. Should CHC determine the need for transfer to a Child Psychiatrist, APS will review the treatment plan and approve care.

                                  ATTACHMENT F

                          ASO CLAIMS FUNDING PROCEDURES

I.    ASO CLAIMS

      Commencing on the Effective Date, APS shall provide ASO Services for Coventry Health Care of North Carolina, Inc. ("CHC-NC") and Coventry Health Care of Kansas, Inc. ("CHC of KS") (CHC-NC and CHC of KS are collectively referred to herein as the "ASO Parties"). APS may provide ASO Services to other HMO Subsidiaries as contemplated in Section 7.1 of the Agreement. Claims for MHSA Services provided to each of the ASO Party ASO Members shall be funded as follows:

      (a) Every two weeks, APS shall deliver to CHC a detailed disbursement instruction containing information reasonably necessary for CHC to process payments for MHSA Services provided to ASO Members.

      (b) After receipt of such disbursement instruction, CHC shall produce and mail checks drawn on each of the ASO Parties' bank account payable to the order and in the amounts as specified in the disbursement instruction.

      (c) APS shall deliver a detailed disbursement report to each of the ASO Parties.

      (d) Each of the ASO parties shall be responsible for reconciling its own bank account with respect to payments for ASO claims as described above.

      (e) APS shall not be responsible for complying with any Performance Standards relating to payment of claims to the extent CHC is responsible, by virtue of its payment administration responsibilities hereunder, for the activities covered by such Performance Standards.

II.   OUT-OF-NETWORK CLAIMS

      A.    Prior to Initial Reset Date.

      As provided in SECTION 4.1.4 of the Agreement, the applicable HMO Subsidiary or CHC, as the case may be, shall retain financial liability for Out-of-Network MHSA Services provided to Capitated Members prior to the Initial Reset Date.

      B.    After the Initial Reset Date.

      As provided in SECTION 4.1.4 of the Agreement, APS shall assume financial responsibility for Out-of Network MHSA Services provided to Capitated Members after the Initial Reset Date except for Out-of-Network MHSA Services provided to Capitated Members enrolled in Principal Health Care of Louisiana, Inc. ("CHC-LA") for which CHC-LA shall retain arrival liability.

      C.    Funding of Out-of-Network Claims.

      APS shall adjudicate all claims for Out-of-Network MHSA Services for which CHC as an HMO Subsidiary is financially responsible ("POS Claims") and such claims shall be funded as follows:

            (1) APS shall pay POS Claims in the ordinary course along with other claims for MHSA Services.

            2) Each month APS will submit to CHC or the financially responsible HMO Subsidiary a bill for POS Claims incurred during such month.

            3) CHC as the applicable HMO Subsidiary, shall reimburse APS for POS Claims within 14 days of APS's submission of the bill for such claims.

                                 ATTACHMENT G-1

                           COVENTRY HEALTH CARE, INC.

                            DELAWARECARE AMENDMENT TO
                        BEHAVIORAL HEALTH AGREEMENT AMONG
                           COVENTRY HEALTH CARE, INC.,
                     THE HMO SUBSIDIARIES NAMED THEREIN, AND
                                       AND
                          APS HEALTHCARE BETHESDA, INC.

This DelawareCare Amendment to Mental Health Services Agreement ("Amendment") is attached to and made a part of that certain Behavioral Health Services Agreement (the "Agreement") by and among Coventry Health Care, Inc. ("CHC"), the HMO Subsidiaries of CHC named therein (the "HMO Subsidiaries") and APS Healthcare Bethesda, Inc., ("APS").

WHEREAS, CHC, the HMO Subsidiaries and APS are entering into the Agreement pursuant to which APS has agreed to arrange for the provision of certain mental health and substance abuse services to Members of the HMO Subsidiaries; and

WHEREAS, Coventry Health Care of Delaware, Inc. (hereinafter referred to as "CHC of Delaware") is an HMO Subsidiary for whom APS has agreed, under the terms of the Agreement, to arrange for access to mental health and substance abuse services to Members of CHC of Delaware; and

WHEREAS, CHC of Delaware has contracted with the Delaware Department of Health and Social Services ("DHSS") to provide Medicaid Covered Services to Medicaid Members; and

WHEREAS, APS desires to participate in DelawareCare; and

WHEREAS, CHC and APS mutually and respectively desire to amend their existing Agreement to allow for the provision of Medicaid Covered Services to Medicaid Members.

NOW THEREFORE, in consideration of the mutual promises of the parties, the sufficiency of which is hereby acknowledged, the parties agree as follows:


                                     G-1-1

I.    ADDITIONAL DEFINITIONS

      The following terms, in addition to the terms set forth in the Agreement, shall be used for purposes of this Amendment:

      1.1 "CMS" is the Centers for Medicare and Medicaid Services, an administrative agency of the United States Government.

      1.2 "Customary Charge" means the reasonable and customary fees Affiliated Provider charge that do not exceed the fees Affiliated Provider would charge any other person regardless of whether the person is a Medicaid Member.

      1.3 "DelawareCare" means the health care services plan and the health maintenance organization program established under contract between CHC of Delaware and DHSS for individuals eligible for medical assistance and related programs administered by the State of Delaware.

      1.4 "Medicaid Capitation Payment" means a pre-negotiated monthly payment described in Exhibit 1 of this Amendment that CHC of Delaware shall make to APS for each Medicaid Member.

      1.5 "Medicaid Covered Services" means those mental health and substance abuse services and benefits described in the Member Handbook and to which Medicaid Members are entitled under the terms of DelawareCare.

      1.6   Medicaid Member" means a person who is enrolled in DelawareCare.

      1.7 "Member Handbook" refers to the written document which: a) explains the services and benefits covered under DelawareCare; and b) defines the rights and responsibilities of Medicaid Members and CHC of Delaware.

II.   OBLIGATIONS OF APS

      2.1   Provision of Medicaid Covered Services

            APS shall arrange for the provision of Medicaid Covered Services to Medicaid Members. APS further agrees that it shall require its Affiliated Providers not to differentiate or discriminate in the treatment of Medicaid Members on the basis of race, sex, age, religion, place of residence, health status or source of payment.


                                     G-1-2

      2.2   Compliance

            2.2.1 APS agrees to require its Affiliated Providers to maintain such records and provide such information to CHC of Delaware, DHSS, and the State of Delaware as may be necessary for all rules and regulations adopted pursuant thereto; the Affiliated Providers shall retain such records for such time as appropriate regulations require.

            2.2.2 APS agrees to require its Affiliated Providers not to surcharge Medicaid Members. A surcharge is any additional fee which is charged to a Medicaid Member for Medicaid Covered Services.

            2.2.3 APS agrees to cooperate with and be bound by, and to require its Affiliated Providers to cooperate with and be bound by, all of the provisions of the rules and regulations of CHC of Delaware with respect to DelawareCare, including but not limited to CHC of Delaware's quality assurance program, member grievance system, or utilization management program.

            2.2.4 APS shall arrange for each of its Affiliated Providers to comply with the terms and conditions of this Amendment applicable to the delivery of Medicaid Covered Services to Medicaid Members.

      2.3   Collection of Charges from Medicaid Members

            APS shall require its Affiliated Providers not to charge, collect, or receive any payment from any Medicaid Member for Medicaid Covered Services provided pursuant to this Amendment. Upon discovery of collection activity, CHC of Delaware shall give 10 days notice to APS and APS shall in turn notify its Affiliated Provider to cease such collection activity. If an Affiliated Provider fails to cease such activity during that time, APS will terminate its Participation Agreement with such Affiliated Provider specific to DelawareCare and take all other appropriate action consistent with the terms of this Amendment to eliminate such other appropriate action consistent with the terms of this Amendment to eliminate such collections, including requiring Affiliated Providers to return to Medicaid Members all sums collected. The parties agree that Affiliated Providers shall not maintain any action at law or equity against a Medicaid Member to collect any sums owed by CHC of Delaware. Nothing in this Amendment, however, shall be construed to prevent an Affiliated Provider from providing non-Medicaid Covered Services on usual and customary fee-for-service basis to Medicaid Members.


                                     G-1-3

      2.4   Coordination of Benefits

            APS shall cooperate with the coordination of benefits and subrogation procedures of CHC of Delaware and/or DHSS, in instances where either party determines that the Medicaid Member has dual health insurance coverage, or may be entitled to recover the cost of health services from a third party through workers compensation, liability insurance or other sources.

      2.5   Required Notifications

            2.5.1 APS shall require its Affiliated Providers to notify APS of any action to revoke, restrict, or suspend such Affiliated Provider's license.

            2.5.2 APS agrees to provide CHC of Delaware with a minimum of 10 days advance notice in the event of termination, cancellation, or reduction of the professional liability cover of Affiliated Providers required pursuant to the terms of the Agreement.

            2.5.3 APS shall require its Affiliated Providers to immediately notify APS in the event an Affiliated Provider's medical staff membership and/or clinical privileges are modified, suspended, or revoked, regardless of whether such action occurs at a Participating Provider hospital or non-Participating Provider hospital.

      2.6   Documentation

            APS shall require its Affiliated Providers to maintain medical records, for each Medicaid Member, which shall document the existence of any advance directive in accordance with the Patient Self -Determination Act, as amended from time to time.

      2.7   Procedures

            APS agrees to provide policies and procedures to Affiliated Providers for such Affiliated Provider's participation in DelawareCare. Further, APS shall provide its Affiliated Providers with prior written notice in the event of any changes to said procedures.


                                     G-1-4

      2.8   Subcontracts

            APS agrees to maintain its books, records, Participation Agreements, and other documentation of Medicaid Covered Services rendered to Medicaid Members at APS's principal place of business in the State of Maryland. Further, upon request by CHC of Delaware or CHC and within 20 days of such request, APS agrees to provide CHC and/or CHC of Delaware access to any Participation Agreement entered into by and between APS and its Affiliated Providers.

      2.9   Reporting

            APS shall provide CHC of Delaware with periodic reports concerning utilization of Medicaid Covered Services and claims paid by APS for Medicaid Members. Such reports shall be provided to CHC and CHC of Delaware in a mutually agreeable format, and shall allow CHC of Delaware to monitor the appropriateness of payments made and Medicaid Covered Services Medicaid Members receive. Further, APS agrees that said reports shall meet any applicable DHSS requirements.

      2.10  Performance Standards

            APS agrees to adhere to the Performance Standards described in
      Exhibit 2, attached hereto and incorporated herein.

III.  OBLIGATIONS OF HMO

      3.1   Identification Cards and Verification of Eligibility

            CHC of Delaware shall provide appropriate identification cards for Medicaid Members. The cards will provide Affiliated Providers with a toll-free telephone number for verification of eligibility and Utilization Review requirements. CHC of Delaware shall include APS's phone number on identification cards for Medicaid Members and shall include instructions for Medicaid Member to contact APS in order to access mental health and substance abuse services.

      3.2   Procedures

            3.2.1 CHC of Delaware shall provide APS with a provider manual which describes the operational policies and procedures which APS and its Affiliated Providers must comply as a condition of participation in DelawareCare. Further, CHC of Delaware shall provide APS with prior written notice in the event of any changes to said procedures, including but not limited to changes in the benefits covered under DelawareCare.


                                     G-1-5

            3.2.2 CHC of Delaware shall provide APS with any policies and/or procedures regarding the investigation and resolution of grievances and/or appeals filed by Medicaid Members.

      3.3   Copy of Member Handbook

            CHC of Delaware shall periodically provide APS with a sample Member Handbook, which shall describe Medicaid Covered Services.

      3.4   Changes in DelawareCare Program

            CHC of Delaware shall notify APS in the event of any material changes in DelawareCare, or in the event of any material changes in the agreement between DHSS and CHC of Delaware which affect APS.

IV.   COMPENSATION

      4.1   Medicaid Capitation Payment

            CHC of Delaware shall remit to APS the Medicaid Capitation Payment amount set forth in Exhibit 1 of this Amendment on or before the 15th day of each calendar month for each Medicaid Member. Further, APS agrees to accept payment from CHC of Delaware as payment in full for Medicaid Covered Services and shall not bill Medicaid Members.

      4.2   Retroactive Adjustments

            CHC of Delaware reserves the right to offset and/or deduct amounts CHC of Delaware paid in error from any future amounts payable to APS. Further, all payments made hereunder shall be subject to adjustment based on DHSS eligibility determinations. Retroactive eligibility determinations shall account for any Medicaid Member's termination, change, or addition of coverage. CHC of Delaware shall include a description of the basis for such Medicaid Capitation Payment adjustments with CHC of Delaware's Medicaid Capitation Payment remittance.

      4.3   Hold Harmless and Continuation of Benefits

            4.3.1 APS agrees, and shall require its Affiliated Providers to agree, that in no event, including but not limited to CFIC of Delaware's nonpayment, insolvency of CHC of Delaware or breach of the Agreement, shall APS or an Affiliated Provider bill, charge, collect a deposit from, seek compensation, remuneration or reimbursement from, or have any recourse against A subscriber, a Medicaid Member or persons (other than CHC of Delaware) acting on his/their behalf for services provided pursuant to the Agreement. This provision does not prohibit APS or an Affiliated Provider from collecting fees for non-Medicaid Covered Services delivered on a fee-for-service basis to Medicaid Members.


                                     G-1-6

            4.3.2 APS agrees that in the event of the CHC of Delaware's insolvency or other cessation of operations benefits to Medicaid Members will continue through the period for which DHSS has paid CHC of Delaware, and benefits to Medicaid Members confined in an inpatient facility on the date of insolvency or other cessation of operations will continue until their discharge.

            4.3.3 APS agrees that the provisions of Section 4.3 shall survive the termination of this Amendment regardless of the reason for termination, including CHC of Delaware's insolvency, and shall be construed to be for the benefit of Medicaid Members.

            4.3.4 APS agrees that these provisions supersede any oral or written contrary agreement now existing or hereafter entered into between the APS and subscribers or Medicaid Members or persons acting on their behalf insofar as such contrary agreement relates to liability for payment for, or continuation of Medicaid Covered Services provided under the terms and conditions of these clauses.

V.    TERM AND TERMINATION OF THIS AMENDMENT

      5.1   Term of this Amendment

      When executed by both parties, this Amendment shall become effective as of the Effective Date noted in the Agreement and shall continue for the term set forth in the Agreement ("Initial Term").

      5.2   Renewal of this Amendment

      After the Initial Term, this Amendment shall be renewed pursuant to the terms of the Agreement.

      5.3   Termination of this Amendment This Amendment may be terminated:

      a) without cause by either party upon 90 days prior written notice to the other party.

      b) automatically and immediately in the event that the DHSS' contract with CHC of Delaware is terminated.


                                     G-1-7

      5.4   Termination of this Amendment for Material Breach

            Either party may terminate this Amendment by providing the other party with a minimum of 60 days prior written notice in the event the other party commits a material breach of any provision of this Amendment. Said notice must specify the nature of said material breach. The breaching party shall have 30 days from the date of the breaching party's receipt of the foregoing notice to cure said material breach to the reasonable satisfaction of the non-breaching party. In the event the breaching party fails to cure the material breach within said 30 day period, this Amendment shall automatically terminate upon expiration of the 60 day notice period.

      5.5   Obligations Following Termination of this Amendment

            If this Amendment is terminated pursuant to Article V of this Amendment, or in the event of CHC of Delaware's insolvency, the rights of each party shall terminate, provided, however, that such action shall not release APS or CHC of Delaware of their obligations with respect to:

            a) payments accrued to the APS prior to termination;

            b) APS and its Affiliated Providers' agreement not to seek compensation from Medicaid Members for Medicaid Covered Services provided prior to termination or insolvency;

            c) completion of treatment of Medicaid Members then receiving care until CHC of Delaware can arrange for the continuation of the Medicaid Members' care; and

            d) completion, in the case of insolvency, of Medicaid Covered Services for the premium-paid period for which a Medicaid Member has made prepayment, or on whose behalf prepayment has been made.

            For Medicaid Covered Services provided by Affiliated Provider after the date of termination pursuant to this Section, CHC of Delaware shall reimburse APS pursuant to the terms of the Participation Agreement between APS and Affiliated Provider. Further, for administrative services provided by APS and authorized by CHC of Delaware after the date of termination pursuant to this Section, CHC of Delaware shall provide APS a reimbursement amount mutually agreed upon between CHC of Delaware and APS in writing.


                                     G-1-8

      5.6   Effect of Termination of Amendment

            In the event this Amendment is terminated pursuant to this Article V, such termination shall not cause the Agreement to terminate. Further, the Agreement shall remain in full force and effect unless terminated in accordance with the terms set forth in the Agreement.

VI.   GENERAL PROVISIONS

      6.1   Grievances and Complaints

            APS shall comply with CHC of Delaware's and DHSS' policies and procedures regarding the investigation and resolution of grievances and/or appeals filed by Medicaid Members. Further, if any claim determination made by CHC of Delaware and/or APS is reviewed by DHSS, both CHC of Delaware and APS shall be bound by the DHSS determination.

      6.2   Roster

            APS agrees to allow references to its status as a participating vendor in marketing and other materials of CHC of Delaware as it relates to DelawareCare.

      6.3   Dispute Resolution and Arbitration

            The parties agree to meet and confer in good faith to resolve any disputes arising during the term of this Amendment through informal discussions between the parties. If the parties are unable to resolve the dispute through such discussions, either party may submit a written complaint to the other party describing and proposing a manner of resolving that dispute. The party receiving that complaint shall respond by accepting, rejecting, or modifying that proposal, in writing, within 30 days of the date that it receives the complaint. In the event the parties are still unable to resolve the dispute, either party may submit the dispute to final and binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, to the extent such rules are not inconsistent with the Agreement. Any award rendered by the arbitrators shall be final and binding upon the parties hereto, and judgment upon any such award may be entered in any court having jurisdiction thereof. The fees and expenses of the arbitrators shall be borne equally by the parties. Each party shall pay its own fees and costs relating to any arbitral proceedings, including attorney's fees.


                                     G-1-9

      6.4   Headings

            The heading of paragraphs contained in this Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      6.5   Successors and Assigns

            Neither party may assign or transfer any of its rights or obligations under this Amendment without the prior written consent of the other. Further, this Amendment shall be binding upon the parties, their successors and assigns.

      6.7   Access for Government Programs

            APS agrees that the Secretary of the Department of Health and Human Services, CMS, and the Comptroller General of the United States (or their authorized representatives), until the expiration of 5 years after the termination of this Amendment, shall have access to and the right to examine any directly pertinent books, documents, papers, and records involving the provision of services under this Amendment.

      6.8   Applicability

            All terms, conditions and requirements pertain solely to the delivery of Medicaid Covered Services to Medicaid Members. Further, all terms, conditions and requirements of the Agreement shall be applicable to the provision of services covered by the Agreement except as otherwise provided herein. Any conflicts between the provisions of this Amendment and the provisions of the Agreement are to be resolved in favor of the terms of this Agreement, with respect to the provision of health care services to Medicaid Enrollees.


                                     G-1-10

                                    EXHIBIT 1

                      MEDICAID CAPITATION PAYMENT SCHEDULE

I.    MEDICAID CAPITATION PAYMENT AMOUNTS

      The Medicaid Capitation Payment CHC of Delaware shall pay APS shall be as set forth on ATTACHMENT B-2 to the Agreement.


                                     G-1-11

                                    EXHIBIT 2

                              PERFORMANCE STANDARDS

APS agrees to meet the following performance standards:

      a. 100% of initial evaluations must be completed within 24 hours of contact for emergency cases. 48 hours of contact for urgent cases, and 7 days of contact for routine cases. Reporting is to be provided monthly.

      b. The call abandonment rate must be less than 5%. Reporting is to be provided monthly.

      c. 100% of emergency calls must be responded to within 5 minutes. Reporting is to be provided monthly.

      d. 100% of Medicaid Member complaints must be resolved within 72 hours. All Medicaid Member complaints are to be reported monthly.

      e. All formal grievances filed by Medicaid Members are to be tracked and reported monthly.

      f. All inpatient re-admissions within 90 days of a previous admission are to be reported monthly.

      g.    All appeals are to be tracked and reported monthly.

      h: 100% of clean claims must be paid within 15 days. Reporting is to be provided monthly.

      i. Notification to Primary Care Physicians regarding behavioral health services received by their Medicaid Members must be completed with 100% of Primary Care Physicians for whom Medicaid Member has signed a valid Consent to Release Information.

      j. APS will maintain a network that provides access to Medicaid Members with access to Participating Providers within 30 miles and 30 minutes of their place of residence, as long as services are available within the community.


                                     G-1-12

                              CHC DELAWARE MEDICAID
                                     2/26/99

-------------------------------------------------------------------------------------
PERFORMANCE GUARANTEE        DISCUSSION         ACTIONS    MEASUREMENT   RESPONSIBLE
-------------------------------------------------------------------------------------
1. 100% Initial              Track via
Evaluations completed        Provider Access
within 24 hours of           Log. Need
contact for Emergency.       drop down table
                             that breaks out
                             Delaware Medicaid
                             members.
-------------------------------------------------------------------------------------
2. Urgent cases
completed within 48
hours.
-------------------------------------------------------------------------------------
3. Routine cases
completed within 7 days
of contact.
-------------------------------------------------------------------------------------
4. Call abandonment Rate
< 5% (Monthly Reporting)
-------------------------------------------------------------------------------------
5. 100% Emergency calls
responded to within 5
minutes (Monthly
Reporting)
-------------------------------------------------------------------------------------
6. 100% Medicaid member
complaints resolved
within 72 hours.
(Reported monthly)
-------------------------------------------------------------------------------------
7. Formal grievances
tracked and reported
monthly.
-------------------------------------------------------------------------------------
8. Inpatient
readmissions within 90
days of a previous
admission reported
monthly.
-------------------------------------------------------------------------------------
9. Appeals tracked and
reported monthly.
-------------------------------------------------------------------------------------
10. 100% Clean claims
paid within 15 days.
Reporting monthly.
-------------------------------------------------------------------------------------
11. Notification to
Primary care Physicians
regarding behavioral
health services received
must be completed with
100% of PCPs for whom
member has signed a valid
consent to release
information.
-------------------------------------------------------------------------------------
12. Provider access to
medicaid members of
participating provider
within 30 miles and 30
minutes of place of
residence, as long as
services are available
within the community.
-------------------------------------------------------------------------------------


                                     G-1-13

                                 ATTACHMENT G-2

                                  AMENDMENT TO
                      BEHAVIORAL HEALTH SERVICES AGREEMENT

This AMENDMENT TO BEHAVIORAL HEALTH SERVICES AGREEMENT (the "Amendment") is attached to and made a part of that certain Behavioral Health Services Agreement effective as of the date hereof (the "Agreement") by and among Coventry Health Care, Inc. ("CHC"), the health maintenance organization subsidiaries of CHC including Coventry Health Care of Florida, Inc. (the "HMO Subsidiaries" and "HMO," respectively), APS Healthcare Bethesda, Inc. ("APS"), and APS Healthcare, Inc. ("APSH").

WHEREAS, CHC, HMO and APS are currently bound by the Agreement; and

WHEREAS, HMO is an HMO Subsidiary (as defined in the Agreement) of CHC for whom APS has agreed, under the terms of the Agreement, to arrange for access to mental health and substance abuse services for HMO Members; and

WHEREAS, HMO has contracted with the United States Department of Health and Human Services to provide Medicare MHSA Covered Services (as hereinafter defined) to Medicare Members (as hereinafter defined); and

WHEREAS, APS desires to participate in HMO's Medicare Program; and

WHEREAS, HMO and APS mutually and respectively desire to amend the Agreement to allow for APS's provision of Medicare MHSA Covered Services to Medicare Members.

NOW THEREFORE, in consideration of the mutual promises of the parties, the sufficiency of which is hereby acknowledged, the parties agree as follows:

1     ADDITIONAL DEFINITIONS

      The following terms, in addition to the terms set forth in the Agreement, shall he used for purposes of this Amendment:

      1.1 "CMS" is the Centers for Medicare and Medicaid Services, an administrative agency of the United States Government.

      1.2 "Copayment" means the payment a Medicare Member makes at the time Medicare Covered Services are rendered in accordance with the terms of a Medicare Member's Evidence of Coverage.

      1.3   "Evidence of Coverage" refers to the written document that:


                                     G-2-1

            a) explains the services and benefits the Medicare Program covers; and

            b) defines the rights and responsibilities of Medicare Members and HMO.

            The term "Benefit Contract" as used in the Agreement shall include the Evidence of Coverage.

      1.4 "Medicare Capitation Payment" means a pre-negotiated monthly payment described in ATTACHMENT B-3 (designated therein as "Jacksonville Medicare") of the Agreement that HMO shall make to APS for each Medicare Member. The term "Capitation Payment" as used in the Agreement shall include a Medicare Capitation Payment.

      1.5 "Medicare Covered Services" means those health care services described in the Evidence of Coverage and to which Medicare Members are entitled under the terms of the Medicare Program.

      1.6 "Medicare Member" means a person who is enrolled in HMO's Medicare Program. The term "Member" as used in the Agreement shall include a Medicare Member.

      1.7 "Medicare MHSA Services" means those mental health and substance abuse services and benefits described in the Evidence of Coverage and to which Medicare Members are entitled under the terms of the Medicare Program.

      1.8 "Medicare Program" means the health care services plan and the health maintenance organization program HMO established in accordance with Section 1876 of Title XVIII of the Social Security Act, as amended.


                                     G-2-2

2     OBLIGATIONS OF CHC

      2.1   Provision of Medicare MHSA Covered Services

            APS shall arrange for the provision of Medicare MHSA Covered Services to Medicare Members. APS further agrees that it shall require its MHSA Providers not to differentiate or discriminate in the treatment of Medicare Members on the basis of race, sex, age, religion, place of residence, health status or source of payment.

      2.2   Compliance

            2.2.1 APS agrees to use its best efforts to require MHSA Providers to maintain such records and provide such information to HMO, CMS, and the state of Florida as may be necessary to comply with all rules and regulations adopted thereby. APS shall use its best efforts to cause the MHSA Provider to retain such records for such time as is required by appropriate regulations.

            2.2.2 APS agrees to use its best efforts to require MHSA Providers not to surcharge Medicare Members. A surcharge is any additional fee, other than the applicable Copayments, that is charged to a Medicare Member for Medicare Covered Services.

            2.2.3 APS agrees to cooperate with and be bound by, and to use its best efforts to require MHSA Providers to cooperate with and be bound by, all of the rules and regulations of the HMO with respect to the Medicare Program, including, but not limited to, HMO's quality assurance program, member grievance system, utilization management program, or Medicare appeals program.

            2.2.4 APS shall use its best efforts to cause each MHSA Provider to comply with the terms and conditions of this Amendment applicable to the delivery of Medicare MHSA Covered Services to Medicare Members.

      2.3   Collection of Charges from Medicare Members

            APS shall require MHSA Providers to collect applicable Copayments from Medicare Members upon the rendering of service. With the exception of Copayments, APS shall require MHSA Providers not to charge, collect, or receive payment from any Medicare Member for Medicare MHSA Covered Services provided pursuant to this Amendment. Upon discovery of collection activity, HMO shall give 10 days notice to APS and APS shall in turn notify the applicable


                                     G-2-3

            MHSA Provider to cease such collection activity. If an MHSA Provider fails to cease such activity during that time, APS will terminate its Participation Agreement with such MHSA Provider specific to the Medicare Program and take all other appropriate action consistent with the terms of this Amendment to eliminate such collections, including requiring MHSA Providers to return to Medicare Members all sums collected. The parties agree that MHSA Providers shall not maintain any action at law or equity against a Medicare Member to collect any sums owed by HMO, including in the event of HMO's insolvency. Nothing in this Amendment, however, shall be construed to prevent an MHSA Provider from providing non-Medicare Covered Services on usual and customary fee-for-service basis to Medicare Members provided the Medicare Member has agreed in writing to be financially liable for such non-Covered Services prior to the rendering of the non-Covered Services.

      2.4 Collection of Payment from Third Party Where Medicare is not the Primary Payor

            Medicare is not the primary payor for Medicare MHSA Covered Services where the Medicare Member is entitled to benefits under a state or federal worker's compensation law, an automobile medical or no-fault insurance policy, or an employer group health plan. In such instances, the HMO may charge the insurance carrier, employer or other entity that is liable for such services or the Medicare Member, to the extent that the Medicare Member has received, or may be eligible to receive, compensation for such services. APS agrees to cooperate with HMO in collecting any third party payments payable to HMO. If Medicare is not the primary payor, collection of payment will be handled as a Coordination of Benefits pursuant to the Agreement and HMO policies.

      2.5   Required Notifications

            2.5.1 APS shall require MHSA Providers to notify APS of any action to revoke, restrict, or suspend such MHSA Provider's license.

            2.5.2 APS agrees to provide CHC and HMO with a minimum of 10 days advance notice in the event of termination, cancellation, or reduction of the professional liability coverage required pursuant to the terms of this Amendment.

            2.5.3 APS shall require MHSA Providers to immediately notify APS in the event an MHSA Provider's medical staff membership and/or clinical privileges are modified, suspended, or revoked, regardless of whether such action occurs at a Participating Provider hospital or non-Participating Provider hospital.


                                     G-2-4

      2.6   Documentation

            APS shall require MHSA Providers to maintain medical records, for each Medicare Member, which records shall document the existence of any advance directive in accordance with the Patient Self Determination Act, as amended from time to time.

      2.7   Procedures

            APS agrees to provide policies and procedures to MHSA Providers for such MHSA Provider's participation in HMO's Medicare Program. Further, APS shall provide MHSA Providers with prior written notice in the event of any changes to such procedures.

      2.8   Subcontracts

            APS agrees to maintain its books, records, Participation Agreements, and other documentation of Medicare MHSA Covered Services rendered to Medicare Members at APS's principal place of business in the State of Maryland. Further, upon HMO's or CHC's request and within 20 days of such request, APS agrees to provide CHC and/or HMO access to any Participation Agreement entered into by and between APS and MHSA Providers.

      2.9   Utilization Data Reports

            APS shall provide HMO with periodic reports concerning utilization of Medicare MHSA Covered Services and claims paid by APS for Medicare Members. Such reports shall be provided to CHC and HMO in a mutually agreeable format, and shall allow HMO to monitor the appropriateness of payments made and Medicare MHSA Covered Services received by Medicare Members.


                                     G-2-5

3.    OBLIGATIONS OF HMO

      3.1   Identification Cards and Verification of Eligibility

            HMO shall provide appropriate identification cards for Medicare Members. The cards will assist APS and MHSA Providers in determining the level of Copayments to be collected from a Medicare Member, as well as a toll-free telephone number for verification of eligibility and Utilization Review requirements. HMO agrees to use its commercially reasonable efforts to include APS's phone number on identification cards for Medicare Members and to use its commercially reasonable efforts to include instructions for Medicare Members to contact APS in order to access Medicare MHSA Covered Services.

      3.2   Procedures

            HMO shall provide APS with a provider manual which describes the operational policies and procedures that APS and MHSA Providers must comply with as a condition of participation in HMO's Medicare Program. Further, HMO shall provide APS with prior written notice in the event of any changes to the procedures, including, but not limited to, changes in the benefits covered under a Medicare Member's Evidence of Coverage.

      3.3   Notification of Benefit Changes

            Prior to the effective date of this Amendment and any renewal term of this Amendment, HMO shall provide Copies of Medicare Member's Evidence of Coverage to APS, which shall describe Medicare Covered Services.

4     COMPENSATION

      4.1   Capitation Payment

            HMO shall remit to APS the Medicare Capitation Payment amount set forth on ATTACHMENT B-3 of the Agreement pursuant to the terms of the Agreement and this Amendment. Further, APS agrees to accept payment from HMO as payment in full for Medicare MHSA Covered Services and shall not bill Medicare Members except as set forth in
            SECTION 4.2 of this Amendment.


                                     G-2-6

      4.2   Hold Harmless and Continuation of Benefits

            4.2.1 APS agrees, and shall require MHSA Providers to agree, that in no event, including but not limited to, HMO's nonpayment, HMO's insolvency, or a breach of this Agreement, shall APS or an MHSA Provider bill, charge, collect a deposit from, seek compensation, remuneration or reimbursement from, or have any recourse against, a Medicare Member or persons (other than the HMO) acting on his/their behalf for services provided pursuant to this Amendment. This provision does not prohibit APS or an MHSA Provider from collecting Copayments, as specifically provided in the Evidence of Coverage, or fees for non-Medicare covered Services delivered o a fee-for-service basis to Medicare Members provided the Medicare Member has agreed in writing to be financially liable for such non-Covered Services prior to the rendering of the non-Covered Services.

            4.2.2 APS agrees that in the event of the HMO's insolvency or other cessation of operations benefits to Medicare Members will continue through the period for which premium has been paid, and that benefits to Medicare Members confined in an inpatient facility on the date of insolvency or other cessation of operations will continue until the Medicare Member's discharge.

            4.2.3 APS agrees that this SECTION 4.2 shall survive the termination of this Amendment regardless of the reason for termination, including HMO's or APS's insolvency, and shall be construed to be for the benefit of the Medicare Members.

            4.2.4 APS agrees that this SECTION 4.2 supersedes any oral or written contrary agreement now existing or hereafter entered into between the APS and Medicare Members or persons acting on their behalf insofar as such contrary agreement relates to liability for payment for, or continuation of Medicare MHSA Covered Services provided under the terms and conditions of this Amendment.

            4.2.5 HMO shall not make any modifications, additions, or deletions to the provisions of this SECTION 4.2 without prior written approval of the Secretary of Health and Human Services or his/her designee.


                                     G-2-7

5     TERM AND TERMINATION OF THIS AMENDMENT

      5.1   Term of this Amendment

            When executed by both parties, this Amendment shall become effective as of the Effective Date noted in the Agreement and shall run contemporaneously with the Agreement ("Initial Term").

      5.2   Renewal of this Amendment

      This Amendment shall be renewed pursuant to the terms of the Agreement.

      5.3   Termination of this Amendment

      This Amendment may be terminated:

            a) immediately upon written notice by CHC in the event that APS's good standing in the federal Medicare program is revoked, suspended, or restricted; or

            b) automatically and immediately in the event that the CMS's contract with HMO is terminated.

      5.4   Obligations Following Termination of this Amendment

            If this Amendment is terminated pursuant to SECTION 5.3 of this Amendment, or in the event of HMO's insolvency, the rights of each party shall terminate, provided, however, that such action shall not release APS or HMO of their obligations with respect to:

            a)    payments accrued to the APS prior to termination;

            b) APS and MHSA Providers' agreement not to seek compensation from Medicare Members for Medicare MHSA Covered Services provided prior to termination or insolvency;

            c) completion of treatment of Medicare Members then receiving care until continuation of the Medicare Members' care can be arranged by HMO; and

            d) completion, in the case of insolvency, of Medicare MHSA Covered Services for the premium-paid period for which a Medicare Member has made prepayment, or on whose behalf prepayment has been made.


                                     G-2-8

            For Medicare MHSA Covered Services provided by an MHSA Provider after the date of termination pursuant to this SECTION 5, HMO shall reimburse APS pursuant to the terms of the Participation Agreement between APS and MHSA Provider. Further, for administrative services provided by APS after the date of termination pursuant to this Section, HMO shall provide APS a reimbursement amount mutually agreed upon between HMO and APS in writing.

      5.5   Effect of Termination of Amendment

            In the event this Amendment is terminated pursuant to this SECTION 5, such termination shall not cause the Agreement to terminate. Further, the Agreement shall remain in full force and effect unless terminated in accordance with the terms set forth in the Agreement.

6     GENERAL PROVISIONS

      6.1   CMS Grievance Determination

            If any claim determination made by HMO is reviewed by CMS, both HMO and APS shall be bound by the CMS determination.

      6.2   Headings

            The heading of paragraphs contained in this Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment.

      6.3   Third Party Beneficiary

            CHC and APS agree that HMO is a third party beneficiary to this Amendment and maintain rights as third party beneficiaries as described in this Amendment. This Amendment shall not relieve HMO from its statutory responsibility to assess and oversee the provision of health care services to Medicare Members and Members.

      6.4   Applicability

            All terms, conditions and requirements in this Amendment pertain solely to the delivery of Medicare MHSA Covered Services to Medicare Members. Further, all terms, conditions and requirements of the Agreement shall be applicable to the provision of Medicare MHSA Covered Services except as otherwise provided herein. Any conflicts between the provisions of this Amendment and the provisions of the Agreement are to be resolved in favor of the terms of this Amendment, with respect to the provision of Medicare MHSA Covered Services to Medicare Members.


                                     G-2-9

                                 ATTACHMENT G-3
                     SPECIAL TERMS RELATING TO MHSA SERVICES
                     RELATING TO THE MEDICARE+CHOICE PROGRAM

      1. GOVERNMENT RIGHT TO INSPECT. APS shall give the U. S. Department of Health and Human Services (HHS) and U. S. General Accounting Office (GAO), and their authorized designees, the right to audit, evaluate and inspect all books, contracts, medical records, patient care documentation and other records of APS relating to this Agreement with CHC and to services furnished to the Medicare+Choice Program ("M+C") Members and other Medicare Members (hereinafter "Advantra Members") during the term of the Agreement and for a period of 6 years following termination or expiration of the Agreement for any reason, or until completion of an audit, whichever is later, unless such time frame is extended pursuant to 42 C. F. R. ss. 422.502(e)(4) (such as in the event of fraud). This provision shall survive termination of the Agreement.

      2. PRIVACY/CONFIDENTIALITY. APS agrees to safeguard the privacy of any information that identifies a particular Advantra Member in accordance with federal and state laws and Plan policy; and maintain all "Advantra" Members' records in an accurate and timely manner.

      3. NON-DISCRIMINATION BASED ON HEALTH STATUS. APS shall not deny, limit or condition coverage or the furnishing of health care services or benefits to Advantra Members based on health factors, such as medical condition (including mental as well as physical illness), claims experience, receipt of health care, medical history, genetic information, evidence of insurability (including conditions arising out of acts of domestic violence), and disability. See also APS' non-discrimination obligations as set forth in Section 13 below.

      4. IDENTIFICATION OF ADVANTRA MEMBERS WITH COMPLEX OR SERIOUS MEDICAL CONDITIONS. APS shall cooperate with CHC's procedures for identifying, assessing and establishing a treatment plan for Advantra Members with complex or serious medical conditions.

      5. ACCESS TO BENEFITS. APS shall arrange for MHSA Services to Advantra Members consistent with requirements of the M+C Program statutes, regulations, CMS pronouncements and CHC's policies.

      6. HEALTH ASSESSMENT. APS shall cooperate with CHC in furnishing a health assessment of all new Advantra Members within 90 days of the effective date of enrollment of each such person.

      7. PROFESSIONALLY RECOGNIZED STANDARDS. APS shall arrange for Covered Services to Advantra Members in a manner consistent with professionally recognized standards of health care.

      8. HOLD HARMLESS/MEMBER INDEMNIFICATION. APS and APSH agree to look solely to CHC for payment for services furnished to Advantra Members unless explicitly notified by CHC for reason of coordination of benefits or subrogation. APS and APSH shall not bill, charge, collect a deposit from, seek compensation, remuneration or reimbursement from, or have claim or recourse against an Advantra Member or anyone acting on behalf of an Advantra Member, under any circumstance unless explicitly approved for reason of coordination of benefits or subrogation. This provision shall not prohibit collection of copayments on the HMO Subsidiaries' or Operating Units' behalf made in accordance with the terms of the applicable Evidence of Coverage between the HMO Subsidiary or Operating Unit and the Member. In addition, APS and APSH agree to seek no recourse for payment from any Advantra Member for the reason of plan insolvency. APS and APSH


                                     G-3-1
acknowledge that Advantra Members are third party beneficiaries to this clause. APS and APSH further agree that-this paragraph shall survive the termination (or expiration) of this Agreement regardless of cause of such termination, and that they have not, and will not, enter into any agreement with an Advantra Member or any other party contrary to this paragraph. This provision shall not prohibit collection of charges for services which are not Covered Services as defined in the relevant Evidence of Coverage provided that the Covered Person has been informed in advance of delivery of such services that such services are not covered and the Covered Person patient has agreed in writing, in a form substantially similar to the one attached hereto, to accept responsibility for payment for such services. Nor shall this provision prohibit payment for any Covered Services delivered after expiration of benefits under the relevant Evidence of Coverage. APS and/or APSH shall require MHSA Providers to submit to CHC any Advantra Member's written acknowledgement to accept responsibility for non-covered services provided by MHSA Providers.

      Any modifications, additions or deletions to the provisions of this section shall become effective on a date no earlier than fifteen days after the Commissioner of Insurance of the relevant state of has received written notice of such proposed changes.

      9. CONTINUATION OF BENEFITS. APS shall continue to arrange for and provide Covered Services to Advantra Members who are hospitalized on the date that Plan's M+C contract with CMS terminates or expires, or if the HMO Subsidiary becomes insolvent, through the date of each such Member's discharge or for the remainder of the period for which the Advantra Member's Medicare premium has been paid, and such continuation of services shall be made in accordance with the terms and conditions of the Agreement as it may be amended and in effect at the time, including but not limited to the compensation rates and terms set forth therein. This paragraph shall survive termination of the Agreement.

      10. DELEGATION. If CHC in a separate contract has delegated to APS certain of CHC's M+C obligations, APS shall perform such obligations as set forth between the parties and in compliance with all applicable Medicare and other federal laws, regulations and Governmental pronouncements and the terms of this Amendment. In the event that CHC, an HMO Subsidiary, an Operating Unit or CMS determine that such delegated functions have not been performed satisfactorily, or if requisite reporting and disclosure requirements are not otherwise fully met in a timely manner, CHC may initiate one or all of the following remedial measures to effectuate CHC's ultimate responsibility to its HMO Subsidiaries and Operating Units for the performance of all M+C requirements:

      a. APS shall develop written action plans to describe how APS shall correct the standards which do not meet compliance requirements within two weeks of receipt of written notice of non-compliance by CHC. APS shall maintain its right to demonstrate its compliance with such standards. In the event of a dispute between APS and CHC regarding the achievement of such compliance, either party may refer to the CMS regulations and interpretation, and request a formal written clarification from CMS.

      b. Written action plans shall include specific timeframes for completion, and shall identify APS staff members responsible for ensuring compliance with such standards.

      c. CHC may re-audit APS on site or via paper documentation in order to ensure compliance with action plans. CHC must give APS at least two weeks notice prior to an on-site audit.


                                     G-3-2

      d. CHC may revoke delegation of activities to APS at any time, in the event there is a finding that APS is not conducting such activities in compliance with CHC's reasonable expectations, or NCQA or CMS standards.

      If the Agreement or another written agreement between CHC and APS delegates to APS the responsibility for selection and/or credentialing of providers, the HMO Subsidiaries and Operating Units nonetheless retain the right to approve, suspend, or terminate any individual provider selected or credentialed by APS. APS' credentialing process shall be subject at all times to review and approval by HMO Subsidiaries or Operating Units. CHC shall also have the right to audit APS' credentialing process from time to time as CHC deems necessary and appropriate.

      11. PHYSICIAN INCENTIVE PLANS. APS must include in all contracts with MHSA Providers and "downstream" entities a description of all payment and incentive arrangements between such parties. APS must comply, and shall require that all MHSA Providers and "downstream" entities with which APS contracts, accurately disclose(s) such payment and incentive arrangements to CHC and CMS upon request (and in the format requested). APS agrees to require that all such payment and incentive arrangements shall be structured consistent with the physician incentive plan requirements and limitations imposed by the Medicare+Choice Program as set forth in 42 C. F. R. ss.ss. 422.208 and 422.210.

      12. PROMPT PAYMENT. APS agrees to use reasonable efforts to adjudicate CHC's clean claims within sixty (60) days from the date APS receives the claim as long as the claims are for services (a) authorized by CHC; (b) provided to an eligible Advantra Member; (c) billed according to arrangements set forth in this Agreement and CHC policy; and (d) have no third party involvement.

      13. COMPLIANCE WITH FEDERAL AND STATE LAWS. APS agrees to comply, and to require all MHSA Providers and "downstream" entities with which APS contracts to comply, with all laws applicable to individuals and entities receiving Federal funds and all other applicable Federal and State laws, regulations and governmental issuances, including but not limited to those governing participation in the Medicare+Choice Program, Title VI of the Civil Rights Act of 1964, the Age Discrimination Act of 1975, the Americans with Disabilities Act, and the Rehabilitation Act of 1973.

      14. SUBMISSION OF ENCOUNTER DATA. APS shall, and shall require all MHSA Providers and "downstream" entities with which APS contracts to, submit to CHC in the form prescribed by CHC, all data, including medical records data, required to be submitted in accordance with 42 C. F. R. 422.502(a)(8), 422.257, and 422.502(l)(3). APS and APSH hereby certify, and shall require that each MHSA Provider and "downstream" entity with which APS contracts certifies, as to the completeness, truthfulness and accuracy of such data submitted to CHC by APS or such MHSA Provider or "downstream" entity.

      15. EXTERNAL REVIEW. APS agrees to cooperate, and to require all MHSA Providers and "downstream" entities with which APS contracts to cooperate, with all independent quality review and improvement organization activities required by CMS and or CHC pertaining to the provision of services for Advantra Members.


                                     G-3-3

      16. COMPLIANCE WITH MEDICAL MANAGEMENT. APS agrees to comply, and shall require all MHSA Providers and "downstream" entities with which APS contracts to comply, with CHC's and its HMO Subsidiaries and Operating Units' medical policies, QA programs and medical management programs.

      17. TERMINATION WITHOUT CAUSE. In the event that APS and/or APSR or CHC seeks to terminate the Agreement other than for "cause" as defined in the Agreement, such party seeking to terminate shall provide the other party with at least 60 days advance written notice. The foregoing shall not be deemed or construed as affording CHC a right to terminate the Agreement other than pursuant to Section 15 of the Agreement, as it may be amended from time to time.

      18. EXCLUSION OF CERTAIN PERSONS. APS and APSH shall not; and shall require that no MHSA Provider or "downstream" entity with which APS contracts shall, employ or contract for the provision of health care, utilization review, medical social work or administrative services with any individual excluded from participation in Medicare under Section 1128 or 1128A of the Social Security Act. APS and APSH hereby certify that no such excluded person currently is employed by or under contract with APS and/or APSR or with any MHSA Provider or "downstream" entity with which APS contracts relating to the furnishing of these services to Advantra Members.

      19. COMPLIANCE WITH APPEALS PROCEDURES REQUIREMENTS. APS shall, and shall require that all MHSA Providers and "downstream" entities with which APS contracts to cooperate and comply with all requirements of Medicare, the HMO Subsidiaries and Operating Units regarding the processing of Advantra Member appeals, including the obligation to provide information (including medical record and other pertinent information) to Plan within the time frame reasonably requested for such purpose. Information requested from APS for purposes of processing a Member's request for immediate PRO review of noncoverage of inpatient hospital care shall be provided to HMO Subsidiaries or Operating Units within one (1) full business day immediately following the day such HMO subsidiary or Operating Unit makes the request.

      20. EFFECTIVENESS OF CONTRACTS AND AMENDMENTS. No new contract with APS and/or APSH, or provider or "downstream" entity with which APS and/or APSR contracts, shall be effective unless signed and dated by the relevant parties. The foregoing shall not apply to amendments to existing contracts which shall be signed and dated by APS or APSH, as applicable. The parties agree to comply with the laws, regulations and other requirements related to the Medicare+Choice Program. The parties further agree to meet and discuss in good faith any change or amendment to this Agreement that is required due to a change in law, regulation or other requirement relating to the Medicare+Choice Program. The parties shall use their best efforts to reach agreement on an amendment within thirty (30) days of commencing negotiation, or by the effective date of the change in the Medicare+Choice Program that necessitated the amendment if later. However, no modification or amendment to this Agreement shall be effective unless reduced to writing and agreed to by APS, APSH and CHC.

      21. COMPLIANCE WITH POLICIES, PROCEDURES AND MANUALS. APS and MSR agree, and shall require all MHSA Providers and "downstream" entities with which APS contracts to agree, to comply with all applicable CHC policies, procedures and manual provisions, which specifically include but are not limited to, where applicable, CHC's policies governing notice of noncoverage.


                                     G-3-4

      22. CLAIMS FOR PAYMENT. As required by 42 C. F. R. ss.1001.952(m)(l)(i), in the case of services furnished to Advantra Members, APS and/or MSR shall not claim payment in any form from CMS or from any other agency of the United States or from any state for items and services furnished in accordance with this Agreement, except as may be approved by CMS or a State agency, nor shall APS and/or APSH otherwise engage in any shifting of costs or seek increased payments from the Medicare+Choice Program or any State health care program as a result of furnishing such services to Advantra Members.

      23. Y2K COMPLIANCE. APS and APSH shall ensure, and shall require for all MHSA Providers and "downstream" entities with which APS contracts, that all necessary actions and system changes to internal mission-critical systems have been made and tested so that they are Year 2000 compliant. Year 2000 compliant means that APS and/or APSH's information technology accurately processes date and time data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the nineteenth, twentieth and twenty-first centuries, and the years 1999 and 2000 and leap year calculations. Further, Year 2000 compliant information technology, when used in combination with other information technology, must accurately process date and time data if the other information technology property exchanges date and time data with it. Mission-critical systems are defined as those systems and interfaces which materially affect APS' and/or APSH's accurate and timely performance of the functions under the Agreement.

      24. HEALTHCARE INTEGRITY AND PROTECTION DATA. APS shall require MHSA Providers to report in writing to CHC within thirty (30) calendar days of the MRSA Provider's knowledge any and all civil judgments and "other adjudicated actions or decisions" against the MHSA Provider related to the delivery of any health care item or service (regardless of whether the civil judgment or other adjudicated action or decision is the subject of a pending appeal).

      "Other adjudicated actions or decisions" means any action taken by a governmental entity or a health plan against a health care provider, supplier or practitioner based on acts or omissions that affect or could significantly affect the delivery or payment of a health care item or service. An action taken following adequate notice and hearing requirement that meets the standards of due process set out in section 412(b) of the Health Care Quality Improvement Act (42 U. S. C. ss. 11112(b)) also would qualify as a reportable action under this definition. The fact that the MHSA Provider elects not to use the due process mechanism provided by the authority bringing the action is immaterial, as long as such a process is available to the subject before the adjudicated action or decision is made final.

      In compliance with CHC's policy on the reporting of Health Care Integrity and Protection Data, APS and/or APSH shall report to CHC in writing within thirty (30) calendar days of APS and/or APSR's knowledge the information set forth in the CHC Manual.

      25. INCONSISTENCIES. In the event of any inconsistencies between this Attachment G-3 and any provision of the Agreement with respect to Advantra Members, the provisions of this Attachment shall govern.

      26. SUBCONTRACTS AND "DOWNSTREAM" ENTITIES. APS shall ensure that all of the requirements set forth in this Attachment that are applicable to MHSA Providers and/or "downstream" entities with whom APS contracts or any downstream entity to whom APS delegates any of its obligations under the Agreement (as authorized pursuant to this Agreement with CHC) shall be incorporated into APS' contract with such provider or entity. APS shall enforce those provisions in its contracts to the fullest extent of the law.


                                     G-3-5

      [PLAN NAME:
      ADVANTRA MEMBER AUTHORIZATION TO PERFORM NON-COVERED SERVICES

I have requested that my provider, _____________, furnish me with the following
                                      (Name)
services:

My provider has informed me that the services listed above are not covered under my [PLAN NAME] Advantra Evidence of Coverage. My signature below indicates that I agree to accept responsibility for payment for such non-covered services and hold harmless [PLAN NAME] for such payment.


----------------------------             --------------------------
SIGNATURE OF PATIENT                     DATE


----------------------------
PRINTED NAME OF PATIENT


                                     G-3-6

                                  ATTACHMENT H

                                PRINTED MATERIALS


                           See attached EAP Inventory.

6J97

EAP Inventory

Form          #Form Name                                 Quantity Available
--------------------------------------------------------------------------------
PH 848-1      EE Brochure                                605295
PH 1003       Stuffer-Legal                              409028
PH 1004       Stuffer-Parenting                          409320
PH 1005       Stuffer-Alcohol                            316713
PH 1006       Stuffer-Relationships                      325226
PH 1289       Stuffer-Childcare                          20946 1
PH 1290       Stuffer-Eldercare                          2098
PH 1613       Stuffer-Parenting                          154
PH 1614       Stuffer-Alcohol                            189
PH 1639       ER Question Letter                         97382
PH 1827       ER Brochure-Nippon                         3787
PH 1829       EE Brochure Raytheon Wichita               BOB FINUF, PHC, WICHITA
PH 1830       EE Brochure Raytheon Phone Only            RENEE GOODWIN, PBHC PH
1852          EE Brochure Wichita < 200                  16999
PH 1946       EAP Brochure (revised PH 848-I)            847150
PH 1948       Over-extended brochure                     849989
              (revised PH 1003)
PH 1949       Trapped Brochure (revised PH 1005)         849998
PH 1950       Stranger Brochure (revised PH 1004)        99990
PH 1951       No 2 Alike Brochure (revised PH 1006)      99990
PH 1952       Juggling Brochure (revised PH 1289)        99924
PH 1953       Squeezed Brochure (revised PH 1290)        24000
PH 1962       Over-extended Brochure Raytheon            24848
PH 1964       Stranger Brochure Raytheon                 12481
PH 1966       Trapped Brochure Raytheon                  25024
PH 1968       No 2 Alike Brochure Raytheon               24990
PH 1970       Juggling Brochure Raytheon                 10903
PH 1972       Squeezed Brochure Raytheon                 28189

If the whole order was sent to CHC, it will not be listed at the R/S Center.

                                 ATTACHMENT I-1

            AGREEMENT FOR THE DELEGATION OF CREDENTIALING ACTIVITIES

                           COVENTRY HEALTH CARE, INC.
                                       AND
                          APS HEALTHCARE BETHESDA, INC.

This Delegation of Credentialing Activities Agreement ("Delegation Agreement") is made and entered into by and between Coventry Health Care, Inc. ("CHC") and APS Healthcare Bethesda, Inc. ("APS") as of the Effective Date set forth below.

I.    RECITALS

      1.1 WHEREAS, CHC and APS are currently bound by a Behavioral Health Services Agreement (hereinafter referred to as "Agreement") effective September 26, 1997 under which APS has agreed to provide mental health and substance abuse services for CHC's HMO Subsidiaries;

      1.2 WHEREAS, APS has expertise in the credentialing of mental health and substance abuse providers;

      1.3 WHEREAS, those HMO Subsidiaries participating under the Agreement desire to delegate credentialing activities to APS as set forth herein; and

      1.4 WHEREAS, CHC and APS mutually and respectively desire to amend the Agreement to allow for the provision of Credentialing Services to such HMO Subsidiaries.

NOW THEREFORE, in consideration of the promises and mutual covenants contained herein and other good value and consideration, the sufficiency and receipt of which is hereby acknowledged, the parties have mutually covenanted and agreed as follows:

II.   DEFINITIONS

In addition to those definitions set forth in the Agreement, the following definitions shall have the meaning ascribed hereto:

      2.1 "Effective Date" means the date upon which CHC has notified APS in writing of CHC's approval of APS's Credentialing Activities pursuant to the terms of Section 3.2 of this Delegation Agreement or / March 30, 1998, whichever is later.

      2.2 "Credentialing Criteria" means the standards and processes for credentialing and/or recredentialing Affiliated Providers, as described in APS's Credentialing Activities, required for the accreditation of managed care organizations by NCQA or other recognized accrediting entity.

      2.3 "Credentialing Activities" means the methods and processes whereby APS determines whether Affiliated Providers meet the Credentialing Criteria, both initially and on a continuing basis.

      2.4 "Credentialing Services" means those services provided by APS to each HMO Subsidiary pursuant to APS's Credentialing Activities as set forth in
Article IV of this Delegation Agreement.


                                     I-1-1

      2.5 "NCQA" means the National Committee for Quality Assurance.

III.  DELEGATION AND CREDENTIALING ACTIVITIES APPROVAL

      3.1 Delegated Activities

As of the Effective Date, the parties have agreed that the following Credentialing Services shall be delegated by each HMO Subsidiary to APS for those Affiliated Providers who render Covered Services to the Members of said HMO Subsidiary:

            a)    Primary Source Verification.

            b) Request for Information from recognized licensing and monitoring organizations.

            c)    Query of the National Practitioner Data Bank.

            d)    Obtain and review completed application.

            e)    Site review to all high volume Affiliated Providers.

            f) Quality assessment of health delivery organizations including, but not limited to, hospitals, home health agencies, and ambulatory care facilities.

      3.2 Submission of Credentialing Activities to CHC.

            3.2.1 APS represents and warrants that its Credentialing Criteria shall meet or exceed all regulatory and accrediting body requirements including those of the NCQA and CHC.

            3.2.2 APS agrees to permit an audit of its Credentialing Activities prior to, or on the Effective Date of this Delegation Agreement and annually thereafter. CHC agrees to review and notify APS of its approval or disapproval of APS's Credentialing Activities within thirty (30) days of CHC's review of such activities.

            3.2.3 It is understood and agreed that the delegated activities set forth in Section 3.1 of this Delegation Agreement shall not be effective until CHC has notified APS in writing of CHC's approval of APS's Credentialing Activities. Once approved, APS will implement the Credentialing Activities and will submit the Credentialing Activities for review on each annual anniversary of the Effective Date of this Delegation Agreement.

IV.   CREDENTIALING SERVICES

      4.1 Credentialing Activities

APS agrees to review all Affiliated Providers using the Credentialing Criteria prior to the effective date of such Affiliated Provider's Participation Agreement with APS. Thereafter, APS shall recredential all Affiliated Providers using the Credentialing Criteria at two-year intervals.

      4.2 APS Reports to CHC

APS agrees to submit quarterly reports to CHC, for each HMO Subsidiary, which describe the size of the network,


                                     I-1-2
number of Affiliated Providers who have joined and/or terminated in the previous quarter, and other such information as may be agreed upon by the parties. In the event that the information contained in such quarterly reports indicates areas requiring corrective action, APS will describe the planned corrective action and the results of any previous corrective action taken. If the corrective action plan described in APS's quarterly report is not acceptable to CHC, the parties agree to meet and confer to determine a mutually acceptable corrective action plan. Further, within thirty (30) days of each annual anniversary of the Effective Date of this Delegation Agreement, APS agrees to submit a summary report to CHC, describing Credentialing Services provided to the HMO Subsidiaries during the previous year which may be included in the annual Quality Improvement evaluation.

      4.3 Incorporation of Quality Management Program of HMO Subsidiaries

CHC agrees to provide APS with appropriate information regarding Affiliated Providers, as may be obtained from each HMO Subsidiary's quality management activities. APS shall incorporate said information into APS's recredentialing activities pursuant to APS's Credentialing Activities. Such information shall include but not be limited to, data from Member complaints, utilization management, grievances, and Member satisfaction surveys.

      4.4 Annual Audit of Credentialing Files

On an annual basis, CHC shall conduct an audit of the lesser of five percent (5%) or fifty (50) of the credentialing files for the Affiliated Providers associated with the HMO Subsidiaries. The written results of such audit will bell. submitted to APS and the applicable HMO Subsidiary within sixty (60) days of the date of such audit ("Audit Report").

      4.5 Corrective Action Plan

In the event CHC identifies any issues requiring correction in the Audit Report, APS shall provide CHC with a corrective action plan acceptable to CHC. APS shall submit progress reports on its ongoing action plans to correct any deficiency identified by CHC in the Audit Report in a mutually agreed upon time frame. Such progress report(s) shall be submitted no later than. thirty (30) days following APS's receipt of the annual Audit Report. APS's corrective action plans shall include, but not be limited to, all areas identified by CHC for focused review by APS and changes in data collection or reporting procedures.

      4.6 Approval of Affiliated Providers

The appropriate HMO Subsidiary shall have the right to approve new MHSA Providers and to prohibit a MHSA Provider from providing MHSA Services to Members.

V.    TERM AND TERMINATION OF THIS DELEGATION AGREEMENT

      5.1 Term of this Delegation Agreement

This Delegation Agreement shall begin on the Effective Date and shall continue in effect until the end of the following calendar year. Thereafter, this Delegation Agreement will automatically renew for successive one year periods, unless otherwise terminated in accordance with the terms of this Delegation Agreement.

      5.2 Termination of this Delegation Agreement

This Delegation Agreement may be terminated in its entirety, or with respect to the participation of individual HMO Subsidiaries, as follows:

            a) without cause by either party upon ninety (90) days prior written notice to the other party.


                                     I-1-3

            b) by CHC, at any time after the Effective Date, upon thirty (30) days prior written notice to APS in the event CHC withdraws its approval of APS's Credentialing Activities; provided however, that CHC shall provide APS with the opportunity for reconsideration of said withdrawal. In the event that CHC reinstates its approval of APS's Credentialing Activities, this Delegation Agreement shall continue in full force and effect.

      5.3 Termination of this Delegation Agreement for Material Breach

Either party may terminate this Delegation Agreement by providing the other party with a minimum of sixty (60) days prior written notice in the event the other party commits a material breach of any provision of this Delegation Agreement. Said notice must specify the nature of said material breach. The breaching party shall have thirty (30) days from the date of the breaching party's receipt of the foregoing notice to cure said material breach to the reasonable satisfaction of the non-breaching party. In the event the breaching party fails to cure the material breach within said thirty (30) day period, this Delegation Agreement shall automatically terminate upon expiration of the sixty
(60) day notice period.

      5.4 Effect of Termination of this Delegation Agreement

Termination of this Delegation Agreement shall have no effect upon the Agreement, which shall remain in full force and effect following any termination of this Delegation Agreement.

VI.   GENERAL PROVISIONS

      6.1 Applicability

All terms, conditions and requirements of this Delegation Agreement pertain solely to the delivery of Credentialing Services to the HMO Subsidiaries. Further, all terms, conditions and requirements of the Agreement shall be applicable to the provision of services covered by the Agreement except as otherwise provided herein. Any conflicts between the provisions of this Delegation Agreement and the provisions of the Agreement are to be resolved in favor of the terms of this Delegation Agreement, with respect to Credentialing Services provided to HMO Subsidiaries by APS.

      6.2 Headings

The heading of paragraphs contained in this Delegation Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Delegation Agreement.

      6.3 Successors and Assigns

APS may not assign or transfer any of its rights or obligations under this Delegation Agreement without the prior written consent of CHC. This Delegation Agreement shall be binding upon the parties, their successors and permitted assigns.

      6.4 Subcontracts

APS shall not delegate or subcontract its duties or obligations under this Delegation Agreement without the prior written consent of CHC. Further, in conjunction with APS's submission of its Credentialing Activities to CHC pursuant to Section 3.2 of this Delegation Agreement, APS shall provide CHC with a list, including names, addresses and tax identification numbers, of subcontractors who may be used to provide Credentialing Services to the HMO Subsidiaries and will provide timely written notice of any changes in a subcontractor's status.


                                     I-1-4

IN WITNESS WHEREOF, the parties hereto have executed this Delegation Agreement as of the day and year first set forth above.


COVENTRY HEALTH CARE, INC.


By: /s/ Thomas McDonough
    -------------------------------
Title: Chief Operating Officer
       ----------------------------
Date: 12/17/01
      -----------------------------


APS HEALTHCARE BETHESDA, INC.


By: /s/ Kenneth A. Kessler
    -------------------------------
Title:
       ----------------------------
Date:
      -----------------------------


                                     I-1-5

                                 ATTACHMENT I-2

       AGREEMENT FOR THE DELEGATION OF UTILIZATION MANAGEMENT ACTIVITIES

                           COVENTRY HEALTH CARE, INC.
                                       AND
                          APS HEALTHCARE BETHESDA, INC.

This Delegation of Utilization Management Activities Agreement ("Delegation Agreement") is made and entered into by and between Coventry Health Care, Inc. ("CHC") and APS Healthcare Bethesda, Inc. ("APS") as of the Effective Date set forth below.

I.    RECITALS

      1.1 WHEREAS, CHC and APS are currently bound by a Behavioral Health Services Agreement (hereinafter referred to as "Agreement") effective September 26, 1997 under which APS has agreed to provide mental health and substance abuse services for CHC's HMO Subsidiaries;

      1.2 WHEREAS, APS has expertise in utilization management activities under mental health and substance abuse benefit programs;

      1.3 WHEREAS, those HMO Subsidiaries participating under the Agreement desire to delegate utilization management activities to APS as set forth herein; and

      1.4 WHEREAS, CHC and APS mutually and respectively desire to amend the Agreement to allow for the provision of Utilization Management Services to such HMO Subsidiaries.

NOW THEREFORE, in consideration of the promises and mutual covenants contained herein and other good value and consideration, the sufficiency and receipt of which is hereby acknowledged, the parties have mutually covenanted and agreed as follows:

II.   DEFINITIONS

In addition to those definitions set forth in the Agreement, the following definitions shall have the meaning ascribed hereto for the purposes of this Delegation Agreement:

      2.1 "Effective Date" means the date upon which CHC has notified APS in writing of CHC's approval of APS's Utilization Management Program pursuant to the terms of Section 3.2 of this Delegation Agreement or March 30, 1998, whichever is later.

      2.2 "NCQA" means the National Committee for Quality Assurance.

      2.3 "Utilization Management Program" means the policies, procedures, and processes whereby APS conducts Utilization Review, as required for the accreditation of managed care organizations by NCQA or other recognized accrediting entity.

      2.4 "Utilization Management Services" means those services provided by APS to each HMO Subsidiary pursuant to APS's Utilization Management Program, as set forth in Article IV of this


                                     I-2-1

Delegation Agreement.

III.  DELEGATION AND UTILIZATION MANAGEMENT PROGRAM APPROVAL

      3.1 Delegated Activities

As of the Effective Date, the parties have agreed that the following Utilization Management Services shall be delegated by each HMO Subsidiary:

            a)    Referral Management

            b)    Certification of Inpatient Services

            c)    Certification of Outpatient/Ambulatory Services

            d)    Concurrent Review

            e)    First Level Appeals Process

            f) Second Level Appeals Process. APS will allow for the participation of Coventry Health Care's senior management or medical director as voting members on the second level appeal committee.

      3.2 Submission of Utilization Management Program to CHC

            3.2.1 APS represents and warrants that its Utilization Management Program shall meet or exceed all regulatory and accrediting body requirements including those of the NCQA and CHC.

            3.2.2 APS agrees to permit an audit of its Utilization Management Program prior to, or on the Effective Date of this Delegation Agreement and annually thereafter. CHC agrees to review and notify APS of its approval or disapproval of APS's Utilization Management Program within thirty (30) days of CHC's review of such program.

            3.2.3 It is understood and agreed the delegated activities set forth in Section 3.1 of this Delegation Agreement shall not be effective until CHC has notified APS in writing of CHC's approval of APS's Utilization Management Program. Once approved, APS will implement the Utilization Management Program and will submit the Utilization Management Program for review on each annual anniversary of the Effective Date of this Delegation Agreement.

IV.   UTILIZATION MANAGEMENT SERVICES

      4.1 Utilization Management Activities

APS agrees to perform all Utilization Management Services as described in
Section 3.1 for all HMO Subsidiaries.

      4.2 APS Reports to CHC

APS agrees to submit quarterly reports to CHC, for each HMO Subsidiary, which describe the referral management, certification and review data. In the event that the data and/or information contained in such quarterly reports indicates areas requiring corrective action, APS will describe the planned corrective action and the results of any previous corrective action taken. If the corrective action plan described in


                                     I-2-2

APS's quarterly report is not acceptable to CHC, the parties agree to meet and confer to determine a mutually acceptable corrective action plan. Further, within thirty (30) days of each annual anniversary of the Effective Date of this Delegation Agreement, APS agrees to submit an annual Utilization Management Program evaluation.

      4.3 Annual Audit of Utilization Management Files

On an annual basis, CHC shall conduct an audit of the Utilization Management Program. Such audit shall include, but not be limited to, a review of Utilization Review policies and procedures and actual cases managed on behalf of the HMO Subsidiaries. The written results of such audit will be submitted to APS and the applicable HMO Subsidiary within sixty (60)days of the date of such audit ("Audit Report").

      4.4 Corrective Action Plan

In the event CHC identifies any issues requiring correction in the Audit Report, APS shall provide CHC with a corrective action plan acceptable to CHC. APS shall submit progress reports on its ongoing action plans to correct any deficiency identified by CHC in the Audit Report. Such progress report(s) shall be submitted no later than thirty (30) days following APS's receipt of the annual Audit Report in a mutually agreed upon time frame. APS's corrective action plans shall include, but not be limited to, all areas identified by CHC for focused review by APS and changes in Utilization Review criteria and management procedures.

V.    TERM AND TERMINATION OF THIS DELEGATION AGREEMENT

      5.1 Term of this Delegation Agreement

This Delegation Agreement shall begin on the Effective Date and shall continue in effect until the end of the following calendar year. Thereafter, this Delegation Agreement will automatically renew for successive one year periods, unless otherwise terminated in accordance with the terms of this Delegation Agreement.

      5.2 Termination of this Delegation Agreement

This Delegation Agreement may be terminated in its entirety, or with respect to the participation of individual HMO Subsidiaries, as follows:

      a) without cause by either party upon ninety (90) days prior written notice to the other party.

      b) by CHC, at any time after the Effective Date, upon thirty (30) days prior written notice to APS in the event CHC withdraws its approval of APS's Utilization Management; provided however, that CHC shall provide APS with the opportunity for reconsideration of said withdrawal. In the event CHC reinstates its approval of APS's Utilization Management Program, this Delegation Agreement shall continue in full force and effect.

      5.3 Termination of this Delegation Agreement for Material Breach

Either party may terminate this Delegation Agreement by providing the other party with a minimum of sixty (60) days prior written notice in the event the other party commits a material breach of any provision of this Delegation Agreement. Said notice must specify the nature of said material breach. The breaching party shall have thirty (30) days from the date of the breaching. party's receipt of the foregoing notice to cure said material breach to the reasonable satisfaction of the non-breaching party. In the event the breaching party fails to cure the material breach within said thirty (30) day period, this Delegation Agreement shall automatically terminate upon expiration of the sixty
(60) day notice period.


                                     I-2-3

      5.4 Effect of Termination of this Delegation Agreement

Termination of this Delegation Agreement shall have no effect upon the Agreement, which shall remain in full force and effect following any termination of this Delegation Agreement.

VI.   GENERAL PROVISIONS

      6.1 Applicability

All terms, conditions and requirements of this Delegation Agreement pertain solely to the delivery of Utilization Management Services to the HMO Subsidiaries. Further, all terms, conditions and requirements of the Agreement shall be applicable to the prevision of services covered by the Agreement except as otherwise provided herein. Any conflicts between the provisions of this Delegation Agreement and the provisions of the Agreement are to be resolved in favor of the terms of this Delegation Agreement, with respect to Utilization Management Services provided to HMO Subsidiaries by APS.

      6.2 Headings

The heading of paragraphs contained in this Delegation Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Delegation Agreement.

      6.3 Successors and Assigns

APS may not assign or transfer any of its rights or obligations under this Delegation Agreement without the prior written consent of CHC. This Delegation Agreement shall be binding upon the parties, their successors and permitted assigns.

      6.4 Subcontracts

APS shall not delegate or subcontract its duties or obligations under this Delegation Agreement without the prior written consent of CHC. Further, in conjunction with APS's submission of its Utilization Management Program to CHC pursuant to Section 3.2 of this Delegation Agreement, APS shall provide CHC with a list, including names, addresses and tax identification numbers, of subcontractors who may be used to provide Utilization Management Services to the HMO Subsidiaries and will provide timely written notice of any changes in a subcontractor's status.

IN WITNESS WHEREOF, the parties hereto have executed this Delegation Agreement as of the day and year first set forth above.

COVENTRY HEALTH CARE, INC.


By: /s/ Thomas McDonough
    -------------------------               -------------------
Title: Thomas McDonough
       ----------------------               -------------------
Date: 12/17/01
      -----------------------               -------------------


                                     I-2-4

APS HEALTHCARE BETHESDA, INC.


By: /s/ Kenneth A. Kessler
    -------------------------
Title:
       ----------------------
Date:
      -----------------------


                                     I-2-5

                                 ATTACHMENT I-3

         AGREEMENT FOR THE DELEGATION OF QUALITY IMPROVEMENT ACTIVITIES

                           COVENTRY HEALTH CARE, INC.
                                       AND
                          APS HEALTHCARE BETHESDA, INC.

This Delegation of Quality Improvement Activities Agreement ("Delegation Agreement") is made and entered into by and between Coventry Health Care, Inc. ("CHC") and APS Healthcare Bethesda, Inc. ("APS") as of the Effective Date set forth below.

1.    RECITALS

      1.1 WHEREAS, CHC and APS are currently bound by a Behavioral Health Services Agreement (hereinafter referred to as "Agreement") effective September 26, 1997 under which APS has agreed to provide mental health and substance abuse services for CHC's HMO Subsidiaries;

      1.2 WHEREAS, APS has expertise in providing quality improvement activities under mental health and substance abuse benefit programs;

      1.3 WHEREAS, those HMO Subsidiaries participating under the Agreement desire to delegate quality improvement activities to APS as set forth herein; and

      1.4 WHEREAS, CHC and APS mutually and respectively desire to amend the Agreement to allow for the provision of Quality Improvement Services to such HMO Subsidiaries.

NOW THEREFORE, in consideration of the promises and mutual covenants contained herein and other good value and consideration, the sufficiency and receipt of which is hereby acknowledged, the parties have mutually covenanted and agreed as follows:

II.   DEFINITIONS

In addition to those definitions set forth in the Agreement, the following definitions shall have the meaning ascribed hereto for the purposes of this Delegation Agreement:

      2.1 "Effective Date" means the date upon which CHC has notified APS in writing of CHC's approval of APS's Quality Improvement Program pursuant to the terms of Section 3.2 of this Delegation Agreement or March 30, 1998, whichever is later.

      2.2 "NCQA" means the National Committee for Quality Assurance.

      2.3 "Quality Improvement Program" means the actions, policies, procedures, and processes for providing Quality Improvement Services to each HMO Subsidiary, as required for the accreditation of managed care organizations by NCQA or other recognized accrediting entity.

      2.4 "Quality Improvement Services" means those services provided by APS to each HMO Subsidiary pursuant to APS's Quality Improvement Program, as set forth in Article IV of this Delegation Agreement.


                                     I-3-1

III.  DELEGATION AND QUALITY IMPROVEMENT PROGRAM APPROVAL

      3.1 Delegated Activities

As of the Effective Date, the parties have agreed that the following Quality Improvement Services shall be delegated by each HMO Subsidiary to APS:

            a) Monitoring of clinical issues surrounding the membership of an HMO Subsidiary.

            b) Monitoring and evaluation of clinical issues provided by Affiliated Providers.

            c) Development of practice guidelines that are based on reasonable scientific evidence and review by Affiliated Providers.

            d) Establishment of availability and access standards for Affiliated Providers.

            e) Monitoring and evaluating the availability and access standards for Covered Services provided by Affiliated Provider.

      3.2 Submission of Quality Improvement Program to CHC

            3.2.1 APS represents and warrants that its Quality Improvement Program shall meet or exceed all regulatory and accrediting body requirements including those of the NCQA and CHC.

            3.2.2 APS agrees to permit an audit of its Quality Improvement Program prior to, or on the Effective Date of this Delegation Agreement and annually thereafter. CHC agrees to review and notify APS of its approval or disapproval of APS's Quality Improvement Program within thirty
      (30) days of CHC's review of such program.

            3.2.3 It is understood and agreed the delegated activities set forth in Section 3.1 of this Delegation Agreement shall not be effective until CHC has notified APS in writing of CHC's approval of APS's Quality Improvement Program. Once approved, APS will implement the Quality Improvement Program and will submit the Quality Improvement Program for review on each annual anniversary of the Effective Date of this Delegation Agreement.

IV.   QUALITY IMPROVEMENT SERVICES

      4.1 Quality Improvement Activities

APS agrees to perform all Quality Improvement Services as described in Section
3.1 of this Delegation Agreement for all HMO Subsidiaries.

      4.2 APS Reports to CHC

APS agrees to submit quarterly reports to CHC, for each HMO Subsidiary, which describe the performance measures and results of studies pursuant to APS's Quality Improvement Program. In the event that the information contained in such quarterly reports indicates areas requiring corrective action, APS will describe the planned corrective action and the results of any previous corrective action taken. If the corrective action plan described in APS's quarterly report is not acceptable to CHC, the parties agree to meet and confer to determine a mutually acceptable corrective action plan. Further, within thirty (30) days of each annual anniversary of the Effective Date of this Delegation Agreement, APS agrees to submit an annual Quality Improvement Program evaluation.


                                     I-3-2

      4.3 Annual Audit of Quality Improvement Services

On an annual basis, CHC shall conduct an audit of APS's Quality Improvement Program. Such audit shall include, but not be limited to, a review of committee minutes, review and periodic validation of quality monitors, study data collection and analysis procedures, and a review of corrective action plans for all Quality Improvement Services performed on behalf of the HMO Subsidiaries. The written results of such audit will be submitted to APS and the applicable CHC HMO Subsidiary within sixty (60) days of the date of such audit ("Audit Report").

      4.4 Corrective Action Plan

In the event CHC identifies any issues requiring correction in the Audit Report, APS shall provide CHC with a corrective action plan acceptable to CHC. APS shall submit progress reports on its ongoing action plans to correct any deficiency identified by CHC in the Audit Report in a mutually agreed upon time frame. Such progress report(s) shall be submitted no later than thirty (30) days following APS's receipt of the annual Audit Report. APS's corrective action plans shall include, but not be limited to, all areas identified by CHC for focused review by APS and changes in data collection or reporting procedures.

V.    TERM AND TERMINATION OF THIS DELEGATION AGREEMENT

      5.1 Term of this Delegation Agreement

This Delegation Agreement shall begin on the Effective Date and shall continue in effect until the end of the following calendar year. Thereafter, this Delegation Agreement will automatically renew for successive one year periods, unless otherwise terminated in accordance with the terms of this Delegation Agreement.

      5.2 Termination of this Delegation Agreement

This Delegation Agreement may be terminated in its entirety, or with respect to the participation of individual HMO Subsidiaries, as follows:

            a) without cause by either party upon ninety (90) days prior written notice to the other party

            b) by CHC, at any time after the Effective Date, upon thirty (30) days prior written notice to APS in the event CHC withdraws its approval of APS's Quality Improvement Program; provided however, that CHC shall provide APS with the opportunity for reconsideration of said withdrawal. In the event CHC reinstates its approval of APS's Quality Improvement Program, this Delegation Agreement shall continue in full force and effect.

      5.3 Termination of this Delegation Agreement for Material Breach

Either party may terminate this Delegation Agreement by providing the other party with a minimum of sixty (60) days prior written notice in the event the other party commits a material breach of any provision of this Delegation Agreement. Said notice must specify the nature of said material breach. The breaching party shall have thirty (30) days from the date of the breaching party's receipt of the foregoing notice to cure said material breach to the reasonable satisfaction of the non-breaching party. In the event the breaching party fails to cure the material breach within said thirty (30) day period, this Delegation Agreement shall automatically terminate upon expiration of the sixty
(60) day notice period.

      5.4 Effect of Termination of this Delegation Agreement


                                     I-3-3

Termination of this Delegation Agreement shall have no effect upon the Agreement, which shall remain in full force and effect following any termination of this Delegation Agreement.

VI.   GENERAL PROVISIONS

      6.1 Applicability

All terms, conditions and requirements of this Delegation Agreement pertain solely to the delivery of Quality Improvement Services to the HMO Subsidiaries. Further, all terms, conditions and requirements of the Agreement shall be applicable to the provision of services covered by the Agreement except as otherwise provided herein. Any conflicts between the provisions of this Delegation Agreement and the provisions of the Agreement are to be resolved in favor of the terms of this Delegation Agreement, with respect to the Quality Improvement Services provided by APS to HMO Subsidiaries.

      6.2 Headings

The heading of paragraphs contained in this Delegation Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Delegation Agreement.

      6.3 Successors and Assigns

APS may not assign or transfer any of its rights or obligations under this Delegation Agreement without the prior written consent of CHC. This Delegation Agreement shall be binding upon the parties, their successors and permitted assigns.

      6.4 Subcontracts

APS shall not delegate or subcontract its duties or obligations under this Delegation Agreement without the prior written consent of CHC. Further, in conjunction with APS's submission of its Quality Improvement Program to CHC pursuant to Section 3.2 of this Delegation Agreement, APS shall provide CHC with a list, including names, addressed and tax identification numbers, of subcontractors who may be used to provide Quality Improvement Services to the HMO Subsidiaries and will provide timely written notice of any changes in a subcontractor's status.

IN WITNESS WHEREOF, the parties hereto have executed this Delegation Agreement as of the day and year first set forth above.

COVENTRY HEALTH CARE, INC.


By: /s/ Thomas McDonough
    -------------------------               -------------------
Title: Thomas McDonough
       ----------------------               -------------------
Date: 12/17/01
      -----------------------               -------------------


                                     I-3-4

APS HEALTHCARE BETHESDA, INC.


By: /s/ Kenneth A. Kessler
    -------------------------
Title:
       ----------------------
Date:
      -----------------------


                                     I-3-5

                                 ATTACHMENT I-4

         AGREEMENT FOR THE DELEGATION OF QUALITY IMPROVEMENT ACTIVITIES

                           COVENTRY HEALTH CARE, INC.
                                       AND
                          APS HEALTHCARE BETHESDA, INC.

This Delegation of Quality Improvement Activities Agreement ("Delegation Agreement") is made and entered into by and between Coventry Health Care, Inc. ("CHC") and APS Healthcare Bethesda, Inc. ("APS") as of the Effective Date set forth below.

1.    RECITALS

      1.1 WHEREAS, CHC and APS are currently bound by a Behavioral Health Services Agreement (hereinafter referred to as "Agreement") effective September 26, 1997 under which APS has agreed to provide mental health and substance abuse services for CHC's HMO Subsidiaries;

      1.2 WHEREAS, APS has expertise in providing quality improvement activities under mental health and substance abuse benefit programs;

      1.3 WHEREAS, those HMO Subsidiaries participating under the Agreement desire to delegate quality improvement activities to APS as set forth herein; and

      1.4 WHEREAS, CHC and APS mutually and respectively desire to amend the Agreement to allow for the provision of Quality Improvement Services to such HMO Subsidiaries.

NOW THEREFORE, in consideration of the promises and mutual covenants contained herein and other good value and consideration, the sufficiency and receipt of which is hereby acknowledged, the parties have mutually covenanted and agreed as follows:

II.   DEFINITIONS

In addition to those definitions set forth in the Agreement, the following definitions shall have the meaning ascribed hereto for the purposes of this Delegation Agreement:

      2.1 "Effective Date" means the date upon which CHC has notified APS in writing of CHC's approval of APS's Member Services Program pursuant to the terms of Section 3.2 of this Delegation Agreement or March 30, 1998, whichever is later.

      2.2 "Member Services Activities" means the policies, procedures, and processes for providing Member Services to Members, as required for the accreditation of managed care organizations by NCQA or other recognized accrediting entity.

      2.3 "Member Services" means those services provided by APS to each HMO Subsidiary pursuant to APS's Member Services Program, as set forth in Article IV of this Delegation Agreement.

      2.4 "NCQA" means the National Committee for Quality Assurance.


                                     I-4-1

III.  DELEGATION AND MEMBER SERVICES ACTIVITIES APPROVAL

      3.1 Delegated Activities

As of the Effective Date, the parties have agreed that the following Member Services shall be delegated by each HMO Subsidiary to APS for those Members of said HMO Subsidiary:

            a) Responding to Member Inquiries and Complaints whether written or verbal

            b) Administration of Member Surveys

            c) Managing First Level Complaint/Grievance Process

      3.2 Submission of Member Services Activities to CHC

            3.2.1 APS represents and warrants that its Member Services Activities shall meet or exceed all regulatory and accrediting body requirements including those of the NCQA and CHC.

            3.2.2 APS agrees to permit an audit of its Member Services Activities prior to, or on the Effective Date of this Delegation Agreement and annually thereafter. CHC agrees to review and notify APS of its approval or disapproval of APS's Member Services Activities within thirty
      (30) days of CHC's review of such activities.

            3.2.3 It is understood and agreed the delegated activities set forth in Section 3.1 of this Delegation Agreement shall not be effective until CHC has notified APS in writing of CHC's approval of APS's Member Services Activities. Once approved, APS will implement the Member Services Activities and will submit the Member Services Activities for review on each annual anniversary of the Effective Date of this Delegation Agreement.

IV.   MEMBER SERVICES FUNCTIONS

      4.1 Member Services Activities

APS agrees to perform all Member Services functions as described in Section 3.1 of this Delegation Agreement for all HMO Subsidiaries.

      4.2 APS Reports to CHC

APS agrees to submit quarterly reports to CHC, for each HMO Subsidiary, which provide data and other related information on Member inquiries, complaints and/or grievances, Member surveys, and other indicators of Member satisfaction. In the event that the data and/or information contained in such quarterly reports indicates areas requiring corrective action, APS will describe the planned corrective action and the results of any previous corrective action taken. If the corrective action plan described in APS's quarterly report is not acceptable to CHC, the parties agree to meet and confer to determine a mutually acceptable corrective action plan. Further, within thirty (30) days of each annual anniversary of the Effective Date of this Delegation Agreement, APS agrees to submit a summary report to CHC, describing Member Services functions provided to the HMO Subsidiaries during the previous year which may be included in the annual Quality Improvement evaluation.

      4.3 Annual Audit of Member Services Functions

On an annual basis, CHC shall conduct an audit of APS's Member Services Activities. Such audit shall


                                     I-4-2
include, but not be limited to, a review of a random sampling of actual Member Services cases handled by APS on behalf of the HMO Subsidiaries. The written results of such audit will be submitted to APS and the applicable HMO Subsidiary within sixty (60) days of the date of such audit ("Audit Report").

      4.4 Corrective Action Plan

In the event CHC identifies any issues requiring correction in the Audit Report, APS shall provide CHC with a corrective action plan acceptable to CHC. APS shall submit progress reports detailing the ongoing action plans to correct any deficiency identified by CHC in the Audit Report in a mutually agreed upon time frame. Such progress report(s) shall be submitted no later than thirty (30) days following APS's receipt of the annual Audit Report. APS's corrective action plans shall include, but not be limited to, all areas identified by CHC for focused review by APS and changes in data collection or reporting procedures.

V.    TERM AND TERMINATION OF THIS DELEGATION AGREEMENT

      5.1 Term of this Delegation Agreement

This Delegation Agreement shall begin on the Effective Date and shall continue in effect until the end of the following calendar year. Thereafter, this Delegation Agreement will automatically renew for successive one year periods, unless otherwise terminated in accordance with the terms of this Delegation Agreement.

      5.2 Termination of this Delegation Agreement

This Delegation Agreement may be terminated in its entirety, or with respect to the participation of individual HMO Subsidiaries, as follows:

            a) without cause by either party upon ninety (90) days prior written notice to the other party.

            b) by CHC, at any time after the Effective Date, upon thirty (30) days prior written notice to APS in the event CHC withdraws its approval of APS's Member Services Activities; provided however, that CHC shall provide APS with the opportunity for reconsideration of said withdrawal. In the event CHC reinstates its approval of APS's Member Services Activities, this Delegation Agreement shall continue in full force and effect.

            5.3 Termination of this Delegation Agreement for Material Breach

Either party may terminate this Delegation Agreement by providing the other party with a minimum of sixty (60) days prior written notice in the event the other party commits a material breach of any provision of this Delegation Agreement. Said notice must specify the nature of said material breach. The breaching party shall have thirty (30) days from the date of the breaching party's receipt of the foregoing notice to cure said material breach to the reasonable satisfaction of the non-breaching party. In the event the breaching party fails to cure the material breach within said thirty (30) day period, this Delegation Agreement shall automatically terminate upon expiration of the sixty
(60) thy notice period.

            5.4 Effect of Termination of this Delegation Agreement

Termination of this Delegation Agreement shall have no effect upon the Agreement, which shall remain in full force and effect following any termination of this Delegation Agreement.


                                     I-4-3

VI.   GENERAL PROVISIONS

      6.1 Applicability

All terms, conditions and requirements of this Delegation Agreement pertain solely to the delivery of Member Services to the HMO Subsidiaries. Further, all terms, conditions and requirements of the Agreement shall be applicable to the provision of services covered by the Agreement except as otherwise provided herein. Any conflicts between the provisions of this Delegation Agreement and the provisions of the Agreement are to be resolved in favor of the terms of this Delegation Agreement, with respect to the Member Services provided to HMO Subsidiaries by APS.

      6.2 Headings

The heading of paragraphs contained in this Delegation Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Delegation Agreement.

      6.3 Successors and Assigns

APS may not assign or transfer any of its rights or obligations under this Delegation Agreement without the prior written consent of CHC. This Delegation Agreement shall be binding upon the parties, their successors and permitted assigns.

      6.4 Subcontracts

APS shall not delegate or subcontract its duties or obligations under this Delegation Agreement without the prior written consent of CHC. Further, in conjunction with APS's submission of its Member Services Activities to CHC pursuant to Section 3.2 of this Delegation Agreement, APS shall provide CHC with a list, including names, addressed and tax identification numbers, of subcontractors who may be used to provide Member Services to the HMO Subsidiaries and will provide timely written notice of any changes in a subcontractor's status.

IN WITNESS WHEREOF, the parties hereto have executed this Delegation Agreement as of the day and year first set forth above.

COVENTRY HEALTH CARE, INC.


By: /s/ Thomas McDonough
    -------------------------               -------------------
Title: Chief Operating Officer
       ----------------------               -------------------
Date: 12/17/01
      -----------------------               -------------------


APS HEALTHCARE BETHESDA, INC.


By: /s/ Kenneth A. Kessler
    -------------------------
Title:
       ----------------------
Date:
      -----------------------


                                     I-4-4

                                  ATTACHMENT J

                             FIFTH AMENDMENT TO THE
                      BEHAVIORAL HEALTH SERVICES AGREEMENT
                                     Between
                           Coventry Health Care, Inc.
                                       and
                          APS Healthcare Bethesda, Inc.

This Fifth Amendment ("Amendment") to the Behavioral Health Services Agreement (the "Agreement"), effective September 26, 1997, among Coventry Health Care, Inc. ("Health Plan" or "Coventry") and the Original HMO Subsidiaries as defined therein, and APS Healthcare Bethesda, Inc., formerly American Psych Systems, Inc., ("APS"), is hereby entered into as of the 1st day of January, 2001. Capitalized terms used herein and not defined have the meanings ascribed to them in the Agreement, as amended.

        WHEREAS, the Agreement is an Administrative Service Provider Contract, as defined by Section 19-713.2 of the Maryland Health General Code; and

        WHEREAS, APS is a Contracting Provider, as defined by Section 19-713.2 of the Maryland Health General Code; and

        WHEREAS, the Maryland legislature, in its 2000 legislative session, created new obligations and requirements to be met by health maintenance organizations and Contracting Providers pertaining to the assumption of financial risk for certain providers engaged in relationships with Contracting Providers involving the provision of healthcare services to health maintenance organization members; and

        WHEREAS, Contracting Provider and Health Plan desire to amend the Agreement as set forth herein.

        NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereto agree to the following terms and conditions:

                                    ARTICLE I
                                   DEFINITIONS

1.1 ADMINISTRATIVE SERVICE PROVIDER CONTRACT means a contract or capitation agreement between a health maintenance organization and a Contracting Provider in which 1) the Contracting Provider accepts payments from a health maintenance organization for health care services to be provided to members of the health maintenance organization that the Contracting Provider arranges to be provided by external providers, and 2) the Contracting Provider administers payments pursuant to the contract with the health maintenance organization for the health care services to the external providers. In the context of the Agreement, the term Administrative Service Provider Contract is equivalent to "Agreement".

1.2 COMMISSIONER means the Commissioner of Insurance for the State of Maryland.

1.3 CONTRACTING PROVIDER means a person or entity that enters into an administrative service provider contract with a health maintenance organization. In the context of the Agreement, the term Contracting Provider is equivalent to "APS".

1.4 EXTERNAL PROVIDER means a health care provider who is affiliated with Contracting Provider for the provision of health care services to health maintenance organization members, and who is not 1) a Contracting Provider, or 2) an employee, shareholder, or partner of a Contracting Provider.

1.5 PLAN means the terms and conditions of the Administrative Service Provider Contract, addressing the creation and maintenance of a Segregated Fund sufficient to meet the Contracting Provider's obligations to its External Providers, and which must be approved by the Insurance Commissioner of the State of Maryland.

1.6 SEGREGATED FUND means an amount of money which may be in the form of withheld funds, escrow accounts, letters of credit, or similar arrangements that is sufficient to satisfy a Contracting Provider's obligations to External Providers for services rendered to qualifying members of Health Plan. The amount and form of the Fund are subject to approval of the Commissioner.

                                   ARTICLE II
                                    THE PLAN

2.1     Obligations of Provider:

        2.1.a. Contracting Provider shall provide Health Plan with monthly reports, within thirty (30) days of the end of the month reported, that identify payments made or owed to External Providers in sufficient detail to determine if the payments are being made in compliance with the law. The format of the monthly report is hereto attached to this Amendment as Attachment A.

        2.1.b. Contracting Provider shall provide Health Plan with its audited, annual financial statements within ninety (90) days of the end of the year reported.

        2.1.c. Contracting Provider shall submit to Health Plan, according to the terms of Attachment B to this Amendment, a letter of credit, surety bond, escrow fund or other approved device, for the creation of the Segregated Fund in an amount sufficient to satisfy Contracting Provider's obligations to External Providers for services rendered to members of Health Plan.

        2.1.d. Contracting Provider shall, upon request by Health Plan, submit documentation to Health Plan that demonstrates, to the satisfaction of Health Plan's representatives, the sufficiency of the amount calculated in the establishment of the Segregated Fund. Such documentation shall include, but not be limited to, a list of all providers with whom Contracting Provider affiliates for the provision of healthcare services to Health Plan members, indicating the providers' legal relationship to Contracting Provider and the percentage of Health Plan business to whom they render services.

        2.1.e. Contracting Provider shall, at least quarterly, permit Health Plan representatives, with prior notification from Health Plan, to review and inspect Provider's books, records and operations relevant to Provider's Agreement for the purpose of determining Provider's compliance with the Plan.

        2.1.f. Contracting Provider shall at all times comply with the terms and conditions of the Agreement, and shall remit payment to External Providers as required by state law and by the terms of the Agreement.

        2.1.g. Contracting Provider agrees that at all times during the term of the Agreement with Health Plan, it shall maintain an active and approved Contracting Provider Registration with the Maryland Insurance Administration.

2.2     Obligations of Health Plan

        2.2.a Health Plan shall establish and maintain a Segregated Fund, the form and amount of which is subject to approval by the Commissioner, pursuant to Article II and Attachment B of this Amendment.

        2.2.b Coventry Health Care of Delaware shall review and inspect Contracting Provider's book, records and operations relevant to the Agreement in order to determine Provider's compliance with the Plan. Such review and inspection shall be performed no less than quarterly.

        2.2.c. Health Plan shall at all times comply with the terms and conditions of the Agreement.

                                   ARTICLE III
                                 SEGREGATED FUND

3.1 Health Plan shall hold the Segregated Fund in trust for payment to External Providers.

3.2 Contracting Provider shall at no time consider or record the Segregated Fund as an asset or an account belonging to Contracting Provider for the purpose of determining the assets and accounts of Contracting Provider in bankruptcy proceedings.

3.3 The amount and form of the Segregated Fund shall be according to the formula and terms as stated in Attachment B to this Agreement.

3.4 The amount of the Segregated Fund is subject to revision according to changes in membership and other circumstances that may result in a change in the financial obligations of Contracting Provider to its External Providers. Such other circumstances include, but are not limited to, an adjustment to the rate at which Health Plan compensates Contracting Provider, or substantive changes in the percentage of Health Plan services rendered by External Providers. Contracting Provider agrees to notify Health Plan, in writing, within thirty (30) days of any event that may result in a substantive change in its obligation to External Providers in the rendering of healthcare services to Health Plan members. Revisions to the Segregated Fund are at the discretion of Health Plan and upon review of the appropriate books and records.

                                   ARTICLE IV
                                   MONITORING

4.1 Health Plan shall monitor Contracting Provider to ensure compliance with the Plan.

4.2 Health Plan shall file with the Commissioner the results of each quarterly review required under Section 2.2.b. above.

4.3 Health Plan shall notify Contracting Provider, in writing, in the event that Health Plan reviews Contracting Provider's books and records and determines that Contracting Provider has failed to comply with the Plan, The notice will describe the nature of the failure and will give Contracting Provider a thirty (30) day period in which to cure such failure. Should Contracting Provider fail to cure within thirty (30) days, pursuant to the notice, Health Plan may elect to terminate the Agreement immediately.

4.4 Health Plan shall notify the Commissioner, in writing, of Provider's failure to comply with the Plan, or in the event that the Agreement is terminated for any reason.

4.5 If the Agreement is terminated for a reason other than non-compliance with the Segregated Fund requirements as stated in this Amendment, then Health Plan shall return the Segregated Funds to Contracting Provider.

4.6 If the Agreement is terminated for non-compliance with the Segregated Fund requirements, Health Plan shall assume the administration of payments due from Contracting Provider to External Providers for health care services rendered to Health Plan members through the date of termination of the Agreement as required under Sections 19-712 and 19-713.2 of the Maryland Health General Code.

                                    ARTICLE V
                                      OTHER

5.1 Confidentiality: Both parties agree that the terms and conditions of the Plan, the Segregated Fund, and all supporting documentation are confidential and proprietary, and may not be disclosed to another party, except for the Commissioner, or as required by law.

5.2 Administrative Costs: Each party shall assume the liability for its own administrative costs in the implementation and maintenance of the Plan.

5.3 Penalties: Should Contracting Provider fail to comply with the Plan or with the Agreement, the Commissioner may exercise the right to impose a fine up to $125,000 or suspend or revoke the registration of Contracting Provider.

IN WITNESS WHEREOF the parties hereto have cause this Fifth Amendment to be duly executed and delivered as of the effective date above written:

HEALTH PLAN:                            APS HEALTHCARE BETHESDA, INC.:


By: /s/ Thomas McDonough                By: /s/ Kenneth A. Kessler
    --------------------------              --------------------------
Title: Chief Operating Officer          Title:
       -----------------------                 -----------------------
Date: 12/17/01                          Date:
      ------------------------                ------------------------

                                  ATTACHMENT A
                                     To the
      January 1, 2001 Amendment to the Behavioral Health Services Agreement
                               Between Health Plan
                                       and
                          APS Healthcare Bethesda, Inc.

                           FORMAT OF MONTHLY REPORTING

Contracting Provider shall submit to Health Plan, pursuant to Section 2.1.a of this Amendment, reports in an electronic format that contain the following data elements:

      FOR SERVICES AUTHORIZED AND FOR ALL CLAIMS ACTIVITY DURING THE MONTH OF
      ____.

      Member Name -Last Name, First Name
      Member's Health Plan Identification Number
      Provider Name
      Internal or External Provider Designation
      Category of Service Provided
      Place of Service
      Date Service was Rendered
      Invoice Date
      Date Claim was Received by Contracting Provider
      Billing Code
      Units Billed
      Denial or Pended Reason (if applicable)
      Payment Type (Contract Rate, Non-Participating Provider Rate, Adjustment) Amount Paid (if applicable)
      Date Paid, Denied, or Pended

                                  ATTACHMENT B
                                     To the
      January 1, 2001 Amendment to the Behavioral Health Services Agreement
              Between Health Plan and APS Healthcare Bethesda, Inc.

                       FORM AND AMOUNT OF SEGREGATED FUND

Subject to review and approval by the Commissioner, Contracting Provider shall provide to Health Plan an amount equal to ninety (90) days of financial reserves, as determined below. This amount shall be in the form of a surety bond. Health Plan shall maintain this in the Segregated Fund, pursuant to the terms of this Amendment.

Amount of Segregated Fund: $85,000

      o APS shall submit a surety bond to Health Plan in the amount of $85,000 by March 31, 2001.

                                  ATTACHMENT K

                            ORIGINAL HMO SUBSIDIARIES
                               AND OPERATING UNITS

   ORIGINAL HMO SUBSIDIARY                                NUMBER OF CAPITATED
      OR OPERATING UNIT                                         MEMBERS
      -----------------                                         -------
CHC of Delaware, Inc.
  Commercial                                                    40,437
  State                                                         45,681
  Medicaid                                                      11,601
                                                               -------
                                                                97,719

CHC of Georgia, Inc.                                            12,252

CHC of Illinois, Inc.                                           15,502

CHC of Indiana, Inc.                                            31,667

CHC of Iowa, Inc.                                               94,693

CHC of Florida, Inc.
  Jacksonville (OPERATING UNIT)                                 44,872
    Commercial                                                   1,959
                                                               -------
    Medicare                                                    46,831

  Orlando (OPERATING UNIT)                                       9,018
  Pensacola (OPERATING UNIT)                                    14,970
  South Florida (OPERATING UNIT)                                34,131
  Tampa (OPERATING UNIT)                                        21,733

CHC of Kansas City, Inc.

  Kansas City (OPERATING UNIT)                                  57,542
  Wichita (OPERATING UNIT)                                      31,555

CHC of Louisiana, Inc.                                          34,877

CHC of Nebraska, Inc.                                           26,262

CHC of St. Louis, Inc.                                          46,666
                                                               -------
                                                               575,418
                                                               =======

                                  ATTACHMENT L

                        CAPITATED BENEFICIARY ADJUSTMENT

Subject to Section 15.3, the Capitated Beneficiary Adjustment shall equal the following:

      Cash payment = (X/Y)*Z*T

      Stock delivery = (X/Y)*S*T

Where:

      X = the number of Capitated Members set forth opposite the name of the relevant Original HMO Subsidiary or Original Operating Unit on Attachment K

      Y = 575,418, representing the aggregate number of Capitated Members of all of the Original HMO Subsidiaries as of August 31, 1997

      Z = $7,000,000

      S = $3,895,462

      T = a fraction, the numerator of which equals 120 minus the aggregate number of months (including partial months) from the Closing Date through the date of determination of the amount of the relevant Capitated Beneficiary Adjustment, and the denominator of which equals 120.

As provided in Section 15.3:

      (i) stock to be delivered as part of a Capitated Beneficiary Adjustment shall be valued at the Current Market Price, as determined pursuant to Section 15.3.4;

      (ii) if CHC shall have sold, transferred or otherwise disposed of any shares of APSH Common Stock, then in lieu of delivering such shares as part of the Capitated Beneficiary Adjustment, CHC may deliver cash in an amount equal to $1.44 per share (subject to appropriate adjustment in the event of any stock split, stock dividend or other subdivision or combination of the outstanding shares of APSH Common Stock) for each such shares; and

(iii) in no event will CHC ever be required to deliver to APSH more than 2,705,182 shares of APSH Common Stock in the aggregate (subject to appropriate adjustment in the event of any stock split, stock dividend or other subdivision or combination of the outstanding shares of APSH Common Stock).


                                       L-1